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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21978

                          Pioneer Series Trust VI
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2012 through April 30, 2013


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


                 Pioneer Floating
                 Rate Fund

--------------------------------------------------------------------------------
                 Semiannual Report | April 30, 2013
--------------------------------------------------------------------------------

                 Ticker Symbols:

                 Class A     FLARX
                 Class C     FLCRX
                 Class Y     FLYRX
                 Class Z     FLZRX

                 [LOGO] PIONEER
                        Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              8

Prices and Distributions                                                       9

Performance Update                                                            10

Comparing Ongoing Fund Expenses                                               14

Schedule of Investments                                                       16

Financial Statements                                                          52

Notes to Financial Statements                                                 60

Approval of Investment Advisory Agreement                                     70

Trustees, Officers and Service Providers                                      74

                      Pioneer Floating Rate Fund | Semiannual Report | 4/30/13 1

President's Letter

Dear Shareowner,

Pioneer continues to see only modest economic growth in the U.S. Employment continues to rise, albeit slowly, and we believe it will continue to do so in 2013, barring a negative shock to the system. The housing and auto sectors continue to recover, benefiting from record-low interest rates. Banks' willingness to lend to consumers and businesses also continues to rise, broad measures of inflation remain subdued, and, if the weather cooperates in 2013, food prices should come back down. And, while corporate profit growth has slowed, profits remain high and many U.S. companies continue to both pay and increase dividends*. Offsetting some of these positives are the continued contraction of fiscal policy in Washington and a recessionary Europe.

The Federal Reserve's aggressive monetary policy has driven Treasury yields to generational lows and supported investments in all financial assets, including equities and high-yield corporate bonds. For example, the Standard & Poor's 500 Index (the S&P 500), a broad measure of the U.S. stock market, returned 15.99% for the full calendar year ended December 31, 2012, and the Bank of America Merrill Lynch High Yield Master II Index (the High Yield Index), which measures the performance of high-yield corporate bonds, returned 15.59% for the same 12-month period. On the other hand, the Barclays Aggregate Bond Index (the Aggregate Index), which tracks the performance of a higher-quality bond universe, gained 4.22% for the 12 months ended December 31, 2012; the safer-still Barclays Government Credit Index (the Government/Credit Index) returned 4.82%; and 3-month Treasury bills, generally regarded as essentially "risk free" by the markets, returned just 0.09% in 2012. "Risky" assets outperformed again in the first quarter of 2013, as the S&P 500 returned 10.60% and the High Yield Index returned 2.89%. In contrast, the Aggregate Index returned -0.12% in the first quarter, the Government Credit Index returned -0.16%, and Treasury bills returned 0.02%.

Despite generally improving economic conditions and a rising stock market, global economies and investors still face daunting challenges as 2013 moves forward, although we remain cautiously optimistic. U.S. fiscal policy remains unsettled, and we feel the U.S. government could be at risk of credit rating downgrades from one or more of the major ratings agencies if the uncertainties persist. The Federal Reserve continues to provide extraordinary support to the U.S. economy and the bond market, but will not do so indefinitely. Europe has made progress, but has not yet resolved its sovereign-debt/banking problem, nor has the region been able to exit recession. Japan recently has unveiled aggressive and unconventional monetary and fiscal policies, but the country

*    Dividends are not guaranteed.

2 Pioneer Floating Rate Fund | Semiannual Report | 4/30/13 continues to face issues such as high levels of debt as well as an aging population. China and other emerging economies, while generally in better shape than most "developed" markets, also face a range of challenges.

While most of the risks outlined here are widely recognized and may already be "priced in" to the market, we believe investors should continue to expect market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which balance potential risks and reward in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                      Pioneer Floating Rate Fund | Semiannual Report | 4/30/13 3

Portfolio Management Discussion | 4/30/13

Investors' growing appetite for income, especially in an environment in which many fixed-income assets offered relatively lower yields, resulted in healthy returns from investments in floating-rate bank loans during the six months ended April 30, 2013. In the following interview, Jonathan Sharkey discusses the factors that influenced the performance of Pioneer Floating Rate Fund over the six months. A vice president and portfolio manager at Pioneer, Mr. Sharkey is responsible for the daily management of the Fund.

Q    How did the Fund perform during the six months ended April 30, 2013?

A Pioneer Floating Rate Fund's Class A shares returned 3.15% at net asset value during the six months ended April 30, 2013, while the Fund's benchmark, the Barclays High Yield Loans Performing Index (the Barclays Index), returned 3.94%. During the same period, the average return of the 167 mutual funds in Lipper's Loan Participating Funds category was 3.97%.

Q Could you please discuss the investment environment for floating-rate bank loans during the six months ended April 30, 2013?

A Demand for floating-rate bank loans was strong during the period as the relatively low yields offered by many fixed-income securities resulted in greater desire among investors for the higher interest income available in floating-rate loans. At the same time, financial institutions issued a heavy flow of new collateralized loan obligations (CLOs), which are pooled investment vehicles that focus on investing in loans. The growing presence of CLOs in the market added to the strong investor demand and contributed to the solid performance of floating-rate loans, whose appeal also was enhanced by the lower-than-average default rates within the asset class. Meanwhile, the total supply of loans available for investment grew only minimally during the six-month period.

Q How did the market environment for bank loans affect the Fund's performance during the six months ended April 30, 2013?

A The Fund's absolute performance benefited from the rally in bank loans during the period, but the portfolio's bias in favor of higher-quality loans did result in underperformance relative to the Barclays Index benchmark as well as the Fund's Lipper peer group. During both the past six-month and 12-month periods ended April 30, 2013, lower-quality CCC-rated loans have clearly outperformed the up-in-quality loans that we emphasize in the portfolio. As of April 30, 2013, more than 85% of the Fund's assets were invested in loans rated BB or B, while less than one percent of assets were invested in loans rated CCC or lower.

4 Pioneer Floating Rate Fund | Semiannual Report | 4/30/13

     The heavy demand for bank loans, which continued in 2013, not only favored lower-quality investments, but also resulted in 25% of existing loans being re-priced at lower interest rates during the first quarter of 2013. As a consequence, yields for many floating-rate loans declined. The trend to re-price also worked against the Fund's investment strategy during the period, as re-pricing occurs more often among higher-rated loans, which are a focus in the portfolio. Accordingly, we became increasingly cautious about investing the Fund in any loans selling at premium prices as the six-month period progressed, since price premiums may be eliminated when a loan is re-priced.

     While the Fund underperformed during the six months, we remain confident in our better-quality strategy. The Fund's higher-quality focus may underperform during times when investors' appetites for yield and willingness to accept risk are the dominant market sentiments, but we think the Fund's up-in-quality bias and emphasis on more liquid securities is the more prudent strategy over the longer term. We also believe that the market trend favoring riskier, lower-rated loans may be nearing its end.

Q What types of individual investments most influenced the Fund's performance during the six months ended April 30, 2013?

A The Fund saw impressive results from many loans in its portfolio. Notable among the performance contributors were loans issued to Synagro Technologies, a company specializing in the recycling of materials from municipal wastewater treatment facilities and industrial plants; Hunter Defense Technologies, which specializes in liquid filtration devices; and FTS International, an energy services company.

     Disappointing investments in the portfolio during the period included loans to Virtual Radiologic, a company specializing in medical imaging technologies that was hurt by problems with the integration of a previous acquisition; Cengage Learning, a producer of college textbooks that was affected by the apparent trend toward declining use of textbooks in an internet-based learning environment; Accent Care, a home health care services company that was hurt by government spending cuts; and CEVA Group, a logistics company currently undergoing a restructuring.

     The Fund experienced zero defaults during the period, and the portfolio's default rate remains well below that of the Barclays Index.

                      Pioneer Floating Rate Fund | Semiannual Report | 4/30/13 5

Q    What is your investment outlook?

A Bank loans continue to offer attractive value relative to many corporate bonds and other credit-linked yield alternatives. Bank loans as a group have continued to sell at a slight discount to par (face) value, while other fixed-income classes are selling at premiums to par. Moreover, floating-rate bank loans still have the built-in advantage of offering investors the potential for higher yields in a potentially rising interest-rate environment, whereas many fixed-rate securities become more vulnerable to price losses in such an environment.

     We are further encouraged because we have been seeing some new loan issues entering the market at a time when demand for floating-rate bank loans remains vigorous. This should have the benefit of restoring balance to the supply/demand relationship and lead to a healthier overall market. Nevertheless, we must also acknowledge that many new issues hitting the market are "covenant-light" loans, which offer fewer covenant protections for investors than traditional loans. We expect to continue to de-emphasize covenant-light loans in the portfolio, and to invest in them only when they have high credit ratings, relatively low cyclicality, and are backed with strong collateral coverage.

     We anticipate that U.S. gross domestic product (GDP) is likely to grow at an annual rate of 2% to 2.5% over the next year. Consumer spending may continue to benefit from rising housing and equity values, improving consumer confidence, increased credit availability and modest job growth. This slow-to-moderate growth pace should be supportive for bank loans, as companies should be well able to service their debts, especially after all the cost-cutting programs we have seen in the past three or four years. We do not expect to see any noticeable increase in loan default rates over the next 12 months, and so bank-loan defaults in general are likely to remain below long-term averages.

     We believe that all of these factors should combine to foster a favorable environment for bank-loan investments.

Please refer to the Schedule of Investments on pages 16-51 for a full listing of Fund securities.

6 Pioneer Floating Rate Fund | Semiannual Report | 4/30/13

Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The Fund may invest in high-yield securities of any rating, including securities that are in default at the time of purchase.

Securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as prevailing interest rates. Unlike fixed-rate securities, floating rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the Fund earns on its floating rate investments.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

                      Pioneer Floating Rate Fund | Semiannual Report | 4/30/13 7

Portfolio Summary | 4/30/13

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Senior Secured Loans                                                       82.4%
Temporary Cash Investment                                                   9.6%
U.S. Corporate Bonds                                                        3.3%
International Corporate Bonds                                               2.6%
Municipal Bonds                                                             0.8%
Collateralized Mortgage Obligations                                         0.4%
Asset Backed Securities                                                     0.3%
U.S. Government Securities                                                  0.3%
U.S. Preferred Stocks                                                       0.2%
Convertible Corporate Bonds                                                 0.1%

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on Standard & Poor's ratings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                                                                         0.5%
AA                                                                          0.3%
A                                                                           0.5%
BBB                                                                         8.4%
BB                                                                         46.4%
B                                                                          39.2%
CCC                                                                         0.6%
Not Rated                                                                   3.1%
Cash Equivalent                                                             1.0%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

 1. Ellington Loan Acquisition Trust 2007-1, Floating Rate Note, 5/27/37 (144A)    2.45%
----------------------------------------------------------------------------------------
 2. Tower Automotive Holdings USA LLC, Initial Term Loan, 4/17/20                  0.65
----------------------------------------------------------------------------------------
 3. Weight Watchers International, Inc., Initial Tranche B-2 Term Loan, 4/2/20     0.65
----------------------------------------------------------------------------------------
 4. Fortescue Metals Group, Ltd., Term Loan, 9/18/17                               0.63
----------------------------------------------------------------------------------------
 5. Charter Communications Operating LLC, 1/1/21                                   0.59
----------------------------------------------------------------------------------------
 6. Pinnacle Foods Finance LLC, 4/16/20                                            0.59
----------------------------------------------------------------------------------------
 7. PQ Corp., 2013 Term Loan, 8/7/17                                               0.56
----------------------------------------------------------------------------------------
 8. CPG International I, Inc., Term Loan, 9/21/19                                  0.56
----------------------------------------------------------------------------------------
 9. Custom Building Products, Inc., Term Loan, 12/12/19                            0.55
----------------------------------------------------------------------------------------
10. Emergency Medical Services Corp., Initial Term Loan, 4/5/18                    0.54
----------------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8 Pioneer Floating Rate Fund | Semiannual Report | 4/30/13

Prices and Distributions | 4/30/13

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                      4/30/13                         10/31/12
--------------------------------------------------------------------------------
           A                         $7.01                           $6.95
--------------------------------------------------------------------------------
           C                         $7.01                           $6.95
--------------------------------------------------------------------------------
           Y                         $7.02                           $6.96
--------------------------------------------------------------------------------
           Z                         $7.02                           $6.97
--------------------------------------------------------------------------------

Distributions per Share: 11/1/12-4/30/13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Net
                       Investment          Short-Term           Long-Term
         Class           Income          Capital Gains        Capital Gains
--------------------------------------------------------------------------------
           A            $0.1662             $  --                 $  --
--------------------------------------------------------------------------------
           C            $0.1403             $  --                 $  --
--------------------------------------------------------------------------------
           Y            $0.1789             $  --                 $  --
--------------------------------------------------------------------------------
           Z            $0.1773             $  --                 $  --
--------------------------------------------------------------------------------

The Barclays High Yield Loans Performing Index is an unmanaged index that provides broad and comprehensive total return metrics of the universe of syndicated term loans. To be included in the index, a bank loan must be dollar denominated, have at least $150 million in funded loans, a minimum term of one year, and a minimum initial spread of LIBOR+125. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-13.

                      Pioneer Floating Rate Fund | Semiannual Report | 4/30/13 9

Performance Update | 4/30/13                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Floating Rate Fund at public offering price, compared to that of the Barclays High Yield Loans Performing Index.

Cumulative Total Returns
(As of April 30, 2013)
--------------------------------------------------------------------------------
                         Net Asset           Public Offering
Period                   Value (NAV)         Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
(2/14/07)                4.15%               3.38%
5 Years                  5.47                4.51
1 Year                   6.36                1.64
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2013)
--------------------------------------------------------------------------------
                         Gross
--------------------------------------------------------------------------------
                         1.11%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                   Pioneer Floating       Barclays High Yield
                                   Rate Fund              Loans Performing Index
2/28/2007                          $  9,550               $ 10,000
4/30/2007                          $  9,664               $ 10,181
4/30/2008                          $  9,422               $  9,955
4/30/2009                          $  8,466               $  8,704
4/30/2010                          $ 10,477               $ 11,492
4/30/2011                          $ 11,142               $ 12,279
4/30/2012                          $ 11,559               $ 12,610
4/30/2013                          $ 12,294               $ 13,613

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 4.50% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer Floating Rate Fund | Semiannual Report | 4/30/13

Performance Update | 4/30/13                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Floating Rate Fund, compared to that of the Barclays High Yield Loans Performing Index.

Cumulative Total Returns
(As of April 30, 2013)
--------------------------------------------------------------------------------
                         If                  If
Period                   Held                Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(2/14/07)                3.32%               3.32%
5 Years                  4.66                4.66
1 Year                   5.72                5.72
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2013)
--------------------------------------------------------------------------------
                         Gross
--------------------------------------------------------------------------------
                         1.86%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                      Pioneer Floating    Barclays High Yield
                                      Rate Fund           Loans Performing Index
2/28/2007                             $ 10,000            $ 10,000
4/30/2007                             $ 10,095            $ 10,181
4/30/2008                             $  9,753            $  9,955
4/30/2009                             $  8,696            $  8,704
4/30/2010                             $ 10,683            $ 11,492
4/30/2011                             $ 11,266            $ 12,279
4/30/2012                             $ 11,582            $ 12,610
4/30/2013                             $ 12,244            $ 13,613

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/13 11

Performance Update | 4/30/13                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Floating Rate Fund, compared to that of the Barclays High Yield Loans Performing Index.

Cumulative Total Returns
(As of April 30, 2013)
--------------------------------------------------------------------------------
                         If                  If
Period                   Held                Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(2/14/07)                4.36%               4.36%
5 Years                  5.72                5.72
1 Year                   6.91                6.91
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2013)
--------------------------------------------------------------------------------
                         Gross               Net
--------------------------------------------------------------------------------
                         0.85%               0.70%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                      Pioneer Floating    Barclays High Yield
                                      Rate Fund           Loans Performing Index
2/28/2007                             $ 5,000,000         $ 5,000,000
4/30/2007                             $ 5,057,400         $ 5,090,732
4/30/2008                             $ 4,933,654         $ 4,977,316
4/30/2009                             $ 4,433,295         $ 4,351,911
4/30/2010                             $ 5,504,693         $ 5,746,192
4/30/2011                             $ 5,866,555         $ 6,139,730
4/30/2012                             $ 6,093,369         $ 6,304,798
4/30/2013                             $ 6,514,421         $ 6,806,517

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through March 1, 2014, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Floating Rate Fund | Semiannual Report | 4/30/13

Performance Update | 4/30/13                                      Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Floating Rate Fund, compared to that of the Barclays High Yield Loans Performing Index.

Cumulative Total Returns
(As of April 30, 2013)
--------------------------------------------------------------------------------
                         If                  If
Period                   Held                Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(2/14/07)                4.23%               4.23%
5 Years                  5.56                5.56
1 Year                   6.66                6.66
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2013)
--------------------------------------------------------------------------------
                         Gross
--------------------------------------------------------------------------------
                         0.83%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                      Pioneer Floating    Barclays High Yield
                                      Rate Fund           Loans Performing Index
2/28/2007                             $ 10,000            $ 10,000
4/30/2007                             $ 10,115            $ 10,181
4/30/2008                             $  9,862            $  9,955
4/30/2009                             $  8,861            $  8,704
4/30/2010                             $ 10,966            $ 11,492
4/30/2011                             $ 11,662            $ 12,279
4/30/2012                             $ 12,120            $ 12,610
4/30/2013                             $ 12,928            $ 13,613

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for Class Z shares for periods prior to the inception of Class Z shares on August 8, 2011, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception on August 8, 2011, would have been higher than the performance shown. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/13 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Floating Rate Fund

Based on actual returns from November 1, 2012, through April 30, 2013.

--------------------------------------------------------------------------------
Share Class                         A            C             Y           Z
--------------------------------------------------------------------------------
Beginning Account              $1,000.00     $1,000.00    $1,000.00    $1,000.00
Value on 11/1/12
--------------------------------------------------------------------------------
Ending Account                 $1,031.50     $1,029.10    $1,034.80    $1,033.00
Value (after expenses)
on 4/30/13
--------------------------------------------------------------------------------
Expenses Paid                  $    5.49     $    9.31    $    3.53    $    4.54
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratios of 1.09%, 1.85%, 0.70% and 0.90% for Class A, Class C, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

14 Pioneer Floating Rate Fund | Semiannual Report | 4/30/13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Floating Rate Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2012, through April 30, 2013.

--------------------------------------------------------------------------------
Share Class                        A             C            Y            Z
--------------------------------------------------------------------------------
Beginning Account              $1,000.00     $1,000.00    $1,000.00    $1,000.00
Value on 11/1/12
--------------------------------------------------------------------------------
Ending Account                 $1,019.39     $1,015.62    $1,021.32    $1,020.33
Value (after expenses)
on 4/30/13
--------------------------------------------------------------------------------
Expenses Paid                  $    5.46     $    9.25    $    3.51    $    4.51
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratios of 1.09%, 1.85%, 0.70% and 0.90% for Class A, Class C, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/13 15

Schedule of Investments | 4/30/13 (unaudited)

-----------------------------------------------------------------------------------------------------------
Principal           Floating    S&P/Moody's
Amount ($)          Rate (b)    Ratings                                                     Value
-----------------------------------------------------------------------------------------------------------
                                             CONVERTIBLE CORPORATE BONDS -- 0.2%
                                             DIVERSIFIED FINANCIALS -- 0.2%
                                             Asset Management & Custody Banks -- 0.2%
        1,000,000                   BBB/NR   Apollo Investment Corp., 5.75%,
                                             1/15/16                                        $     1,066,875
                                                                                            ---------------
                                             Total Diversified Financials                   $     1,066,875
-----------------------------------------------------------------------------------------------------------
                                             TOTAL CONVERTIBLE CORPORATE BONDS
                                             (Cost $992,783)                                $     1,066,875
-----------------------------------------------------------------------------------------------------------
                                             PREFERRED STOCKS -- 0.3%
                                             BANKS -- 0.1%
                                             Diversified Banks -- 0.1%
           28,000       6.00        A-/Baa1  US Bancorp, Floating Rate Note
                                             (Perpetual)                                    $       785,680
                                                                                            ---------------
                                             Total Banks                                    $       785,680
-----------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 0.2%
                                             Other Diversified Financial Services -- 0.2%
           30,450       7.88         BB/Ba2  Citigroup Capital XIII, Floating
                                             Rate Note, 10/30/40                            $       859,908
                                                                                            ---------------
                                             Total Diversified Financials                   $       859,908
-----------------------------------------------------------------------------------------------------------
                                             TOTAL PREFERRED STOCKS
                                             (Cost $1,645,830)                              $     1,645,588
-----------------------------------------------------------------------------------------------------------
                                             CONVERTIBLE PREFERRED
                                             STOCKS -- 0.0%
                                             CAPITAL GOODS -- 0.0%
                                             Industrial Machinery -- 0.0%
            1,000                 BBB+/Baa3  Stanley Black & Decker, Inc.,
                                             4.75%, 11/17/15                                $       123,900
                                                                                            ---------------
                                             Total Capital Goods                            $       123,900
-----------------------------------------------------------------------------------------------------------
                                             TOTAL CONVERTIBLE PREFERRED STOCKS
                                             (Cost $100,000)                                $       123,900
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 Shares
-----------------------------------------------------------------------------------------------------------
                                             COMMON STOCKS -- 0.1%
                                             Commercial Services &
                                             Supplies -- 0.0%
                                             Diversified Support Services -- 0.0%
           97,106                            Velo Holdings, Inc.*                           $        38,842
                                                                                            ---------------
                                             Total Commercial Services
                                             & Supplies                                     $        38,842
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer Floating Rate Fund | Semiannual Report | 4/30/13

-----------------------------------------------------------------------------------------------------------
                    Floating    S&P/Moody's
Shares              Rate (b)    Ratings                                                     Value
-----------------------------------------------------------------------------------------------------------
                                             REAL ESTATE -- 0.1%
                                             Real Estate Development -- 0.1%
          107,296                            Newhall Land Development LLC*                  $       273,605
                                                                                            ---------------
                                             Total Real Estate                              $       273,605
-----------------------------------------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $109,153)                                $       312,447
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Principal
Amount ($)
-----------------------------------------------------------------------------------------------------------
                                             ASSET BACKED SECURITIES -- 0.4%
                                             MATERIALS -- 0.1%
                                             Steel -- 0.1%
           67,442       0.47       BB+/Baa3  Aegis Asset Backed Securities
                                             Trust 2005-5, Floating Rate
                                             Note, 12/25/35                                 $        63,576
          245,021       0.48        AA+/Aa1  Bear Stearns Asset Backed
                                             Securities Trust 2006-1, Floating
                                             Rate Note, 2/25/36                                     242,043
           22,358       0.32         A+/Aa3  Option One Mortgage Loan
                                             Trust 2007-HL1, Floating Rate
                                             Note, 2/25/38                                           22,317
            1,861       1.14        AAA/Aaa  RASC Series 2004-KS11 Trust,
                                             Floating Rate Note, 12/25/34                             1,852
                                                                                            ---------------
                                                                                            $       329,788
                                                                                            ---------------
                                             Total Materials                                $       329,788
-----------------------------------------------------------------------------------------------------------
                                             CONSUMER SERVICES -- 0.0%
                                             Hotels, Resorts & Cruise Lines -- 0.0%
          195,529                     BB/NR  Westgate Resorts 2012-2 LLC,
                                             9.0%, 1/20/25 (144A)                           $       199,072
                                                                                            ---------------
                                             Total Consumer Services                        $       199,072
-----------------------------------------------------------------------------------------------------------
                                             BANKS -- 0.1%
                                             Diversified Banks -- 0.0%
          112,393       0.58         AA+/NR  Wells Fargo Home Equity
                                             Asset-Backed Securities 2005-3
                                             Trust, Floating Rate Note, 12/25/35            $       110,609
-----------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- 0.1%
          509,564       0.83        AAA/Aaa  Bayview Financial Acquisition Trust,
                                             Floating Rate Note, 5/28/44                    $       502,512
           45,876       1.00        AAA/Aa3  Citigroup Mortgage Loan Trust, Inc.,
                                             Floating Rate Note, 8/25/35                             45,876

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/13 17

-----------------------------------------------------------------------------------------------------------
Principal           Floating    S&P/Moody's
Amount ($)          Rate (b)    Ratings                                                     Value
-----------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- (continued)
           49,460       1.00       BBB/Ba1   Ellington Loan Acquisition Trust
                                             2007-1, Floating Rate Note,
                                             5/27/37 (144A)                                 $        48,956
                                                                                            ---------------
                                                                                            $       597,344
                                                                                            ---------------
                                             Total Banks                                    $       707,953
-----------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 0.2%
                                             Other Diversified Financial Services -- 0.1%
          492,779       3.95           A/NR  Newtek Small Business Loan
                                             Trust 2013-1, Floating Rate Note,
                                             7/25/38 (144A)                                 $       492,779
-----------------------------------------------------------------------------------------------------------
                                             Specialized Finance -- 0.1%
          315,221       0.59      CCC+/Caa2  Lease Investment Flight Trust,
                                             Floating Rate Note, 7/15/31                    $       231,688
          315,221       0.63      CCC+/Caa2  Lease Investment Flight Trust,
                                             Floating Rate Note, 7/15/31                            231,688
                                                                                            ---------------
                                                                                            $       463,376
                                                                                            ---------------
                                             Total Diversified Financials                   $       956,155
-----------------------------------------------------------------------------------------------------------
                                             TOTAL ASSET BACKED SECURITIES
                                             (Cost $2,070,576)                              $     2,192,968
-----------------------------------------------------------------------------------------------------------
                                             COLLATERALIZED MORTGAGE
                                             OBLIGATIONS -- 0.5%
                                             BANKS -- 0.3%
                                             Thrifts & Mortgage Finance -- 0.3%
        1,000,000       3.95          NR/NR  JP Morgan Chase Commercial
                                             Mortgage Securities Corp., Floating
                                             Rate Note, 4/15/28 (144A)                      $       990,000
          300,000       4.45       BBB/Baa3  NorthStar 2012-1 Mortgage Trust,
                                             Floating Rate Note, 8/25/29 (144A)                     306,677
          308,142       0.80          AA/A3  Sequoia Mortgage Trust 2004-12,
                                             Floating Rate Note, 1/20/35                            291,432
                                                                                            ---------------
                                                                                            $     1,588,109
                                                                                            ---------------
                                             Total Banks                                    $     1,588,109
-----------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 0.1%
                                             Other Diversified Financial Services -- 0.1%
          184,892       0.80        BB+/Ba3  RALI Series 2004-QS5 Trust, Floating
                                             Rate Note, 4/25/34                             $       177,197
          784,192       4.20          NR/A2  Velocity Commercial Capital Loan
                                             Trust, Floating Rate Note,
                                             8/25/40 (144A)                                         690,089
                                                                                            ---------------
                                                                                            $       867,286
                                                                                            ---------------
                                             Total Diversified Financials                   $       867,286
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Floating Rate Fund | Semiannual Report | 4/30/13

-----------------------------------------------------------------------------------------------------------
Principal           Floating    S&P/Moody's
Amount ($)          Rate (b)    Ratings                                                     Value
-----------------------------------------------------------------------------------------------------------
                                             REAL ESTATE -- 0.1%
                                             Mortgage REITs -- 0.1%
          115,087       2.43        BBB-/B2  American Home Mortgage
                                             Investment Trust 2005-1, Floating
                                             Rate Note, 6/25/45                             $       110,720
          281,656       2.43        AA+/Ba1  American Home Mortgage
                                             Investment Trust 2005-1, Floating
                                             Rate Note, 6/25/45                                     277,937
                                                                                            ---------------
                                                                                            $       388,657
                                                                                            ---------------
                                             Total Real Estate                              $       388,657
-----------------------------------------------------------------------------------------------------------
                                             TOTAL COLLATERALIZED
                                             MORTGAGE OBLIGATIONS
                                             (Cost $2,779,785)                              $     2,844,052
-----------------------------------------------------------------------------------------------------------
                                             CORPORATE BONDS -- 6.6%
                                             ENERGY -- 0.8%
                                             Oil & Gas Drilling -- 0.0%
          100,000                     B-/B3  Offshore Group Investment, Ltd.,
                                             7.5%, 11/1/19 (144A)                           $       107,750
-----------------------------------------------------------------------------------------------------------
                                             Oil & Gas Equipment & Services -- 0.1%
          500,000                      B/B3  Seitel, Inc., 9.5%, 4/15/19 (144A)             $       521,250
-----------------------------------------------------------------------------------------------------------
                                             Oil & Gas Exploration & Production -- 0.4%
        1,405,000                   BB+/Ba2  Continental Resources, Inc., 4.5%,
                                             4/15/23 (144A)                                 $     1,498,081
          498,000                     BB/B1  Denbury Resources, Inc., 8.25%,
                                             2/15/20                                                565,230
                                                                                            ---------------
                                                                                            $     2,063,311
-----------------------------------------------------------------------------------------------------------
                                             Oil & Gas Storage & Transportation -- 0.2%
        1,185,000                   BB+/Ba3  Sabine Pass Liquefaction LLC,
                                             5.625%, 2/1/21 (144A)                          $     1,226,475
-----------------------------------------------------------------------------------------------------------
                                             Coal & Consumable Fuels -- 0.1%
          400,000                      B/B3  Murray Energy Corp., 10.25%,
                                             10/15/15 (144A)                                $       408,000
                                                                                            ---------------
                                             Total Energy                                   $     4,326,786
-----------------------------------------------------------------------------------------------------------
                                             MATERIALS -- 0.8%
                                             Construction Materials -- 0.2%
          350,000                      B/NR  Cemex SAB de CV, 5.875%,
                                             3/25/19 (144A)                                 $       356,125
          650,000       5.28           B/NR  Cemex SAB de CV, Floating Rate
                                             Note, 9/30/15 (144A)                                   675,188
                                                                                            ---------------
                                                                                            $     1,031,313
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/13 19

-----------------------------------------------------------------------------------------------------------
Principal           Floating    S&P/Moody's
Amount ($)          Rate (b)    Ratings                                                     Value
-----------------------------------------------------------------------------------------------------------
                                             Metal & Glass Containers -- 0.1%
          900,000                    B+/Ba3  Ardagh Packaging Finance Plc,
                                             4.875%, 11/15/22 (144A)                        $       920,250
-----------------------------------------------------------------------------------------------------------
                                             Paper Packaging -- 0.2%
          915,000                      B/B3  Packaging Dynamics Corp.,
                                             8.75%, 2/1/16 (144A)                           $       958,462
-----------------------------------------------------------------------------------------------------------
                                             Diversified Metals & Mining -- 0.1%
          600,000                   CCC+/B3  Molycorp, Inc., 10.0%, 6/1/20                  $       588,000
-----------------------------------------------------------------------------------------------------------
                                             Paper Products -- 0.2%
          250,000                   CCC+/B3  Appleton Papers, Inc., 11.25%,
                                             12/15/15                                       $       285,000
          795,000                   BB-/Ba3  Resolute Forest Products, Inc.,
                                             5.875%, 5/15/23 (144A)                                 785,062
                                                                                            ---------------
                                                                                            $     1,070,062
                                                                                            ---------------
                                             Total Materials                                $     4,568,087
-----------------------------------------------------------------------------------------------------------
                                             CAPITAL GOODS -- 0.4%
                                             Aerospace & Defense -- 0.1%
          500,000                    BB/Ba2  Bombardier, Inc., 4.25%,
                                             1/15/16 (144A)                                 $       521,875
-----------------------------------------------------------------------------------------------------------
                                             Electrical Components & Equipment -- 0.0%
          250,000                      B/B3  WireCo WorldGroup, Inc., 9.5%,
                                             5/15/17                                        $       258,750
-----------------------------------------------------------------------------------------------------------
                                             Construction & Farm Machinery
                                             & Heavy Trucks -- 0.1%
          400,000                     B+/B1  Titan International, Inc., 7.875%,
                                             10/1/17                                        $       430,000
-----------------------------------------------------------------------------------------------------------
                                             Industrial Machinery -- 0.1%
          500,000                      B/B2  Constellation Enterprises LLC,
                                             10.625%, 2/1/16 (144A)                         $       530,625
-----------------------------------------------------------------------------------------------------------
                                             Trading Companies &
                                             Distributors -- 0.1%
          570,000                      B/B2  Avis Budget Car Rental LLC,
                                             5.5%, 4/1/23 (144A)                            $       587,812
                                                                                            ---------------
                                             Total Capital Goods                            $     2,329,062
-----------------------------------------------------------------------------------------------------------
                                             CONSUMER DURABLES & APPAREL -- 0.1%
                                             Housewares & Specialties -- 0.1%
          346,000                   CCC+/B3  Yankee Candle Co., Inc., 9.75%,
                                             2/15/17                                        $       358,546
                                                                                            ---------------
                                             Total Consumer Durables & Apparel              $       358,546
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Floating Rate Fund | Semiannual Report | 4/30/13

-----------------------------------------------------------------------------------------------------------
 Principal          Floating    S&P/Moody's
 Amount ($)         Rate (b)    Ratings                                                     Value
-----------------------------------------------------------------------------------------------------------

                                             CONSUMER SERVICES -- 0.1%
                                             Specialized Consumer Services -- 0.1%
          660,000                   BB-/Ba3  Coinstar, Inc., 6.0%, 3/15/19
                                             (144A)                                         $       684,750
                                                                                            ---------------
                                             Total Consumer Services                        $       684,750
-----------------------------------------------------------------------------------------------------------
                                             MEDIA -- 0.3%
                                             Advertising -- 0.2%
          770,000                     B-/B3  MDC Partners, Inc., 6.75%,
                                             4/1/20 (144A)                                  $       800,800
-----------------------------------------------------------------------------------------------------------
                                             Broadcasting -- 0.1%
EURO      250,000                     B+/B1  Nara Cable Funding II, Ltd., 8.5%,
                                             3/1/20 (144A)                                  $       361,845
          210,000       0.82          A-/A3  NBCUniversal Enterprise, Inc.,
                                             Floating Rate Note, 4/15/16 (144A)                     210,904
                                                                                            ---------------
                                                                                            $       572,749
                                                                                            ---------------
                                             Total Media                                    $     1,373,549
-----------------------------------------------------------------------------------------------------------
                                             FOOD, BEVERAGE & TOBACCO -- 0.1%
                                             Packaged Foods & Meats -- 0.1%
          510,000                      B/B1  Chiquita Brands International, Inc.,
                                             7.875%, 2/1/21 (144A)                          $       546,975
                                                                                            ---------------
                                             Total Food, Beverage & Tobacco                 $       546,975
-----------------------------------------------------------------------------------------------------------
                                             HOUSEHOLD & PERSONAL PRODUCTS -- 0.2%
                                             Personal Products -- 0.2%
        1,020,000                 BBB-/Baa2  Avon Products, Inc., 5.0%, 3/15/23             $     1,109,804
                                                                                            ---------------
                                             Total Household &
                                             Personal Products                              $     1,109,804
-----------------------------------------------------------------------------------------------------------
                                             HEALTH CARE EQUIPMENT & SERVICES -- 0.3%
                                             Health Care Equipment -- 0.2%
          750,000                     B+/B2  Physio-Control International, Inc.,
                                             9.875%, 1/15/19 (144A)                         $       856,875
-----------------------------------------------------------------------------------------------------------
                                             Health Care Facilities -- 0.1%
          500,000                     BB/B1  Aviv Healthcare Properties LP,
                                             7.75%, 2/15/19                                 $       547,500
                                                                                            ---------------
                                             Total Health Care Equipment
                                             & Services                                     $     1,404,375
-----------------------------------------------------------------------------------------------------------
                                             BANKS -- 0.1%
                                             Regional Banks -- 0.1%
          560,000       8.25       BBB/Baa3  The PNC Financial Services Group,
                                             Inc., Floating Rate Note, 5/29/49
                                             (Perpetual)                                    $       561,124
                                                                                            ---------------
                                             Total Banks                                    $       561,124
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/13 21

-----------------------------------------------------------------------------------------------------------
 Principal          Floating    S&P/Moody's
 Amount ($)         Rate (b)    Ratings                                                     Value
-----------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 1.4%
                                             Other Diversified Financial Services -- 1.4%
          500,000       1.10        A-/Baa2  Bank of America Corp., Floating
                                             Rate Note, 3/22/16                             $       499,578
          500,000       6.50         BB+/NR  Caelus Re II, Ltd., Floating Rate
                                             Note, 5/24/13 (Cat Bond) (144A)                        501,100
          500,000       0.00         BB-/NR  Caelus Re, Ltd., Floating Rate
                                             Note, 3/7/16 (Cat Bond) (144A)                         501,600
          250,000       9.00         BB-/NR  Compass Re, Ltd., Floating Rate
                                             Note, 1/8/15 (Cat Bond) (144A)                         258,300
          250,000      10.25         BB-/NR  Compass Re, Ltd., Floating Rate
                                             Note, 1/8/15 (Cat Bond) (144A)                         260,050
          250,000       9.00          BB/NR  East Lane Re V, Ltd., Floating Rate
                                             Note, 3/16/16 (Cat Bond) (144A)                        270,925
          250,000       6.60         BB-/NR  Embarcadero Reinsurance, Ltd.,
                                             Floating Rate Note, 8/4/14 (Cat
                                             Bond) (144A)                                           256,100
          300,000       8.35         BB-/NR  Ibis Re II, Ltd., Floating Rate Note,
                                             2/5/15 (Cat Bond) (144A)                               307,620
          500,000       6.20         BB-/NR  Ibis Re, Ltd., Floating Rate Note,
                                             5/3/13 (Cat Bond) (144A)                               500,000
          250,000       6.00          BB/NR  Lodestone Re, Ltd., Floating Rate
                                             Note, 1/8/14 (Cat Bond) (144A)                         251,200
          500,000       7.25          BB/NR  Lodestone Re, Ltd., Floating Rate
                                             Note, 1/8/14 (Cat Bond) (144A)                         503,300
          250,000       6.25          BB/NR  Lodestone Re, Ltd., Floating Rate
                                             Note, 5/17/13 (Cat Bond) (144A)                        250,250
          500,000       8.25         BB-/NR  Lodestone Re, Ltd., Floating Rate
                                             Note, 5/17/13 (Cat Bond) (144A)                        500,900
          300,000       7.50         BB-/NR  Queen Street IV Capital, Ltd., Floating
                                             Rate Note, 4/9/15 (Cat Bond) (144A)                    303,480
          250,000      13.00          B-/NR  Residential Reinsurance 2010, Ltd.,
                                             Floating Rate Note, 6/6/13 (Cat
                                             Bond) (144A)                                           251,900
          250,000       6.25          BB/NR  Residential Reinsurance 2010, Ltd.,
                                             Floating Rate Note, 6/6/13 (Cat
                                             Bond) (144A)                                           250,925
          250,000      10.75          NR/NR  Residential Reinsurance 2010, Ltd.,
                                             Floating Rate Note, 6/6/13 (Cat
                                             Bond) (144A)                                           251,275
          500,000       6.60          BB/NR  Residential Reinsurance 2010, Ltd.,
                                             Floating Rate Note, 6/6/13 (Cat
                                             Bond) (144A)                                           502,050
          400,000       7.00          BB/NR  Shore Re, Ltd., Floating Rate Note,
                                             7/8/13 (Cat Bond) (144A)                               403,840
          250,000       0.00          B+/NR  Tar Heel Re, Ltd., Floating Rate Note,
                                             5/9/16 (Cat Bond) (144A)                               257,750

The accompanying notes are an integral part of these financial statements.

22 Pioneer Floating Rate Fund | Semiannual Report | 4/30/13

-----------------------------------------------------------------------------------------------------------
 Principal          Floating    S&P/Moody's
 Amount ($)         Rate (b)    Ratings                                                     Value
-----------------------------------------------------------------------------------------------------------
                                             Other Diversified Financial
                                             Services -- (continued)
          300,000       2.90        BBB-/NR  Vita Capital V, Ltd., Floating Rate
                                             Note, 1/15/17 (Cat Bond) (144A)                $       307,020
                                                                                            ---------------
                                                                                            $     7,389,163
-----------------------------------------------------------------------------------------------------------
                                             Specialized Finance -- 0.0%
          250,000       0.00          NR/NR  Sanders Re, Ltd., Floating Rate
                                             Note, 5/5/17 (Cat Bond) (144A)                 $       250,000
                                                                                            ---------------
                                             Total Diversified Financials                   $     7,639,163
-----------------------------------------------------------------------------------------------------------
                                             INSURANCE -- 1.0%
                                             Property & Casualty Insurance -- 0.1%
          250,000                 BBB-/Baa3  Fidelity National Financial, Inc.,
                                             5.5%, 9/1/22                                   $       288,948
-----------------------------------------------------------------------------------------------------------
                                             Reinsurance -- 0.9%
          250,000       8.15         BB-/NR  Atlas Reinsurance VII, Ltd.,
                                             Floating Rate Note, 1/7/16 (Cat
                                             Bond) (144A)                                   $       256,300
          500,000       8.50          NR/NR  Blue Fin, Ltd., Floating Rate Note,
                                             5/28/13 (Cat Bond) (144A)                              501,850
          250,000       9.25          BB/NR  Blue Fin, Ltd., Floating Rate Note,
                                             5/28/13 (Cat Bond) (144A)                              251,050
          250,000       0.00         BB+/NR  Bosphorus 1 Re, Ltd., Floating
                                             Rate Note, 5/3/16 (Cat Bond)
                                             (144A)                                                 250,050
          250,000       4.50        NR/Baa1  Combine Re, Ltd., Floating Rate
                                             Note, 1/7/15 (Cat Bond) (144A)                         258,025
          350,000       5.00         BB+/NR  Foundation Re III, Ltd., Floating
                                             Rate Note, 2/25/15 (Cat Bond)                          361,585
          250,000       9.00          BB/NR  Mystic Re, Ltd., Floating Rate
                                             Note, 3/12/15 (Cat Bond) (144A)                        262,950
          750,000       8.71          B+/NR  Mythen Re, Ltd. Series 2012-2
                                             Class A, Floating Rate Note, 1/5/17
                                             (Cat Bond) (144A)                                      774,075
          250,000      10.35           B/NR  Queen Street VI Re, Ltd., Floating
                                             Rate Note, 4/9/15 (Cat Bond) (144A)                    260,100
          250,000       8.60           B/NR  Queen Street VII Re, Ltd., Floating
                                             Rate Note, 4/8/16 (Cat Bond) (144A)                    251,025
          750,000       4.50         BB+/NR  Residential Reinsurance 2012, Ltd.,
                                             Floating Rate Note, 12/6/16 (Cat
                                             Bond) (144A)                                           759,075
          250,000       9.41           B/NR  Successor X, Ltd. Class IV-E3,
                                             Floating Rate Note, 2/25/14 (Cat
                                             Bond) (144A)                                           253,350
          250,000      11.00          NR/B2  Successor X, Ltd., Floating Rate
                                             Note, 1/27/15 (Cat Bond) (144A)                        257,050

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/13 23

-----------------------------------------------------------------------------------------------------------
 Principal          Floating    S&P/Moody's
 Amount ($)         Rate (b)    Ratings                                                     Value
-----------------------------------------------------------------------------------------------------------
                                             Reinsurance -- (continued)
          250,000      11.25          B-/NR  Successor X, Ltd., Floating Rate
                                             Note, 11/10/15 (Cat Bond) (144A)               $       252,075
                                                                                            ---------------
                                                                                            $     4,948,560
                                                                                            ---------------
                                             Total Insurance                                $     5,237,508
-----------------------------------------------------------------------------------------------------------
                                             SOFTWARE & SERVICES -- 0.2%
                                             Internet Software & Services -- 0.1%
          795,000                   BB/Baa3  VeriSign, Inc., 4.625%, 5/1/23
                                             (144A)                                         $       814,875
-----------------------------------------------------------------------------------------------------------
                                             Data Processing & Outsourced Services -- 0.1%
          250,000                     B+/B1  First Data Corp., 8.875%,
                                             8/15/20 (144A)                                 $       285,000
                                                                                            ---------------
                                             Total Software & Services                      $     1,099,875
-----------------------------------------------------------------------------------------------------------
                                             TELECOMMUNICATION SERVICES -- 0.5%
                                             Integrated Telecommunication Services -- 0.3%
          405,000                      B/B1  Cincinnati Bell, Inc., 8.375%,
                                             10/15/20                                       $       434,362
          600,000                    BB-/NR  Lynx I Corp., 5.375%,
                                             4/15/21 (144A)                                         640,500
          750,000                   BB-/Ba3  MasTec, Inc., 4.875%, 3/15/23                          750,000
                                                                                            ---------------
                                                                                            $     1,824,862
-----------------------------------------------------------------------------------------------------------
                                             Wireless Telecommunication Services -- 0.2%
          365,000                    B+/Ba2  Cricket Communications, Inc.,
                                             7.75%, 5/15/16                                 $       379,600
          550,000       0.68          A-/A3  Vodafone Group Plc, Floating
                                             Rate Note, 2/19/16                                     550,386
                                                                                            ---------------
                                                                                            $       929,986
                                                                                            ---------------
                                             Total Telecommunication Services               $     2,754,848
-----------------------------------------------------------------------------------------------------------
                                             UTILITIES -- 0.3%
                                             Gas Utilities -- 0.0%
          250,000                     B-/B2  Ferrellgas LP, 6.5%, 5/1/21                    $       263,125
-----------------------------------------------------------------------------------------------------------
                                             Independent Power Producers
                                             & Energy Traders -- 0.3%
          250,000       6.65          BB/NR  East Lane Re, Ltd., Floating Rate
                                             Note, 3/13/15 (Cat Bond) (144A)                $       260,175
          500,000       5.75         BB+/NR  East Lane Re, Ltd., Floating Rate
                                             Note, 3/14/14 (Cat Bond) (144A)                        508,100
          575,000                     NR/B2  Star Energy Geothermal Wayang
                                             Windu, Ltd., 6.125%, 3/27/20 (144A)                    596,562
                                                                                            ---------------
                                                                                            $     1,364,837
                                                                                            ---------------
                                             Total Utilities                                $     1,627,962
-----------------------------------------------------------------------------------------------------------
                                             TOTAL CORPORATE BONDS
                                             (Cost $34,546,390)                             $    35,622,414
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Floating Rate Fund | Semiannual Report | 4/30/13

-----------------------------------------------------------------------------------------------------------
 Principal          Floating    S&P/Moody's
 Amount ($)         Rate (b)    Ratings                                                     Value
-----------------------------------------------------------------------------------------------------------
                                             U.S. GOVERNMENT AND
                                             AGENCY OBLIGATIONS -- 0.4%
        1,000,000       0.25        AA+/Aaa  Federal Farm Credit Banks, Floating
                                             Rate Note, 5/21/14                             $     1,000,908
        1,000,000       0.38        AA+/Aaa  Federal National Mortgage
                                             Association, Floating Rate Note,
                                             8/9/13                                               1,000,702
-----------------------------------------------------------------------------------------------------------
                                             TOTAL U.S. GOVERNMENT AND
                                             AGENCY OBLIGATIONS
                                             (Cost $2,001,777)                              $     2,001,610
-----------------------------------------------------------------------------------------------------------
                                             MUNICIPAL BONDS -- 0.1%
                                             Municipal General -- 0.1%
          500,000                     AA/A2  JobsOhio Beverage System,
                                             0.872%, 1/1/15                                 $       502,005
-----------------------------------------------------------------------------------------------------------
                                             TOTAL MUNICIPAL BONDS
                                             (Cost $500,000)                                $       502,005
-----------------------------------------------------------------------------------------------------------
                                             SENIOR FLOATING RATE
                                             LOAN INTERESTS -- 90.5%**
                                             ENERGY -- 3.5%
                                             Oil & Gas Drilling -- 0.9%
        2,400,000       5.75          B-/B3  Offshore Group Investment, Ltd.,
                                             Term Loan, 3/28/19                             $     2,436,000
        2,194,500       6.25         B+/Ba1  Shelf Drilling Holdings, Ltd., Term
                                             Loan, 5/30/18                                        2,216,445
                                                                                            ---------------
                                                                                            $     4,652,445
-----------------------------------------------------------------------------------------------------------
                                             Oil & Gas Equipment & Services -- 0.5%
        1,700,000       4.75         BB-/B2  American Petroleum Tankers
                                             Parent LLC, Term Loan, 9/15/19                 $     1,712,750
        1,209,866       8.50        CCC+/B3  FTS International Services LLC,
                                             Term Loan, 5/6/16                                    1,195,650
                                                                                            ---------------
                                                                                            $     2,908,400
-----------------------------------------------------------------------------------------------------------
                                             Integrated Oil & Gas -- 0.2%
        1,207,091       4.50       BBB/Baa2  Glenn Pool Oil & Gas Trust, Term
                                             Loan, 6/1/16                                   $     1,213,127
-----------------------------------------------------------------------------------------------------------
                                             Oil & Gas Exploration & Production -- 1.3%
        1,250,000       5.75        BB-/Ba3  Chesapeake Energy Corp., Term
                                             Loan, 12/2/17                                  $     1,295,996
        1,500,000       5.00         B+/Ba3  EP Energy LLC, Tranche B-1 Loan,
                                             5/24/18                                              1,515,804
        2,000,000       4.00         BB/Ba1  Plains Exploration & Production
                                             Co., Term Loan B, 9/4/19                             2,008,000

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/13 25

-----------------------------------------------------------------------------------------------------------
Principal           Floating    S&P/Moody's
Amount ($)          Rate (b)    Ratings                                                     Value
-----------------------------------------------------------------------------------------------------------
                                             Oil & Gas Exploration &
                                             Production -- (continued)
        1,950,000       6.00           B/B1  Samson Investment Co., Initial
                                             Term Loan (Second Lien), 9/10/16               $     1,975,594
                                                                                            ---------------
                                                                                            $     6,795,394
-----------------------------------------------------------------------------------------------------------
                                             Oil & Gas Refining & Marketing -- 0.5%
        1,614,075       3.75         BB/Ba2  Pilot Travel Centers LLC,
                                             Refinancing Tranche B Term
                                             Loan, 3/30/18                                  $     1,597,934
        1,000,000       0.00       BBB-/Ba1  Tesoro Corp., Initial Term
                                             Loan, 1/11/16                                        1,011,250
                                                                                            ---------------
                                                                                            $     2,609,184
-----------------------------------------------------------------------------------------------------------
                                             Oil & Gas Storage & Transportation -- 0.1%
          272,250       4.75        BB-/Ba3  Gibson Energy, Inc., Tranche B Term
                                             Loan, 6/30/18                                  $       276,674
-----------------------------------------------------------------------------------------------------------
                                             Coal & Consumable Fuels -- 0.0%
          250,000       0.00          NR/NR  Bumi Resources Tbk PT, Term
                                             Loan, 8/15/13                                  $       244,500
                                                                                            ---------------
                                             Total Energy                                   $    18,699,724
-----------------------------------------------------------------------------------------------------------
                                             MATERIALS -- 8.4%
                                             Commodity Chemicals -- 0.6%
          768,009       4.25         BB-/B1  Taminco Global Chemical Corp.,
                                             Tranche B-2 Dollar Term Loan,
                                             2/15/19                                        $       778,089
        2,465,643       4.50         NR/Ba2  Tronox, Inc., New Term Loan,
                                             1/24/17                                              2,505,833
                                                                                            ---------------
                                                                                            $     3,283,922
-----------------------------------------------------------------------------------------------------------
                                             Diversified Chemicals -- 1.3%
        2,175,000       4.75          B+/B1  DuPont Performance Coatings,
                                             Inc., Initial Term B Loan, 2/1/20              $     2,205,813
        2,491,281       0.00         NR/Ba1  Eagle Spinco, Inc., Term Loan,
                                             1/28/17                                              2,541,107
          528,985       5.00           B/B1  General Chemical Holding Co.,
                                             New Tranche B Term Loan, 3/9/18                        535,928
        1,637,320       5.00          B+/B2  Univar, Term B Loan, 2/14/17                         1,649,712
                                                                                            ---------------
                                                                                            $     6,932,560
-----------------------------------------------------------------------------------------------------------
                                             Specialty Chemicals -- 2.0%
        1,316,784       4.50         NR/Ba3  AI Chem & Cy SCA, Tranche B-1
                                             Term Loan, 9/12/19                             $     1,335,713
          683,216       4.50         NR/Ba3  AI Chem & Cy SCA, Tranche B-2
                                             Term Loan, 9/12/19                                     693,037

The accompanying notes are an integral part of these financial statements.

26 Pioneer Floating Rate Fund | Semiannual Report | 4/30/13

-----------------------------------------------------------------------------------------------------------
Principal           Floating    S&P/Moody's
Amount ($)          Rate (b)    Ratings                                                     Value
-----------------------------------------------------------------------------------------------------------
                                             Specialty Chemicals -- (continued)
        2,735,635       5.50        BB+/Ba1  Chemtura Corp., Term Facility,
                                             8/11/16                                        $     2,780,089
          868,631       2.74        BB+/Ba1  Huntsman International LLC,
                                             Extended Term B Loan, 4/19/17                          874,525
        2,055,200       4.25          B+/NR  OMNOVA Solutions, Inc., Term B-1
                                             Loan, 5/31/17                                        2,083,459
        2,992,500       4.50          B+/B2  PQ Corp., 2013 Term Loan, 8/7/17                     3,031,510
                                                                                            ---------------
                                                                                            $    10,798,333
-----------------------------------------------------------------------------------------------------------
                                             Metal & Glass Containers -- 0.6%
        1,845,375       4.50           B/B1  BWAY Holding Co., Initial Term
                                             Loan, 8/31/17                                  $     1,873,056
        1,415,690       4.25           B/B1  Tank Holdings Corp., Initial Term
                                             Loan, 6/8/19                                         1,423,653
                                                                                            ---------------
                                                                                            $     3,296,709
-----------------------------------------------------------------------------------------------------------
                                             Paper Packaging -- 0.8%
        1,000,000       0.00          B+/B2  Caraustar Industries, Inc., 4/25/19            $     1,010,000
        2,023,950       6.50           B/B2  Exopack Holding Corp., Term Loan B,
                                             5/6/17                                               2,054,309
        1,283,157       4.00         BB/Ba1  Sealed Air Corp., Term B-1 Facility,
                                             10/3/18                                              1,305,842
                                                                                            ---------------
                                                                                            $     4,370,151
-----------------------------------------------------------------------------------------------------------
                                             Aluminum -- 0.4%
          500,000       6.25          NR/B1  Constellium Holdco BV, Initial
                                             Dollar Term Loan, 3/1/20                       $       516,250
          272,250       5.75           B/B1  Noranda Aluminum Holding Corp.,
                                             Term B Loan, 2/17/19                                   275,653
        1,466,260       3.75         NR/Ba2  Novelis, Inc. Georgia, Initial Term
                                             Loan, 3/10/17                                        1,491,919
                                                                                            ---------------
                                                                                            $     2,283,822
-----------------------------------------------------------------------------------------------------------
                                             Diversified Metals & Mining -- 1.5%
        1,745,625       5.00          B+/B1  Ameriforge Group, Inc., Initial Term
                                             Loan (First Lien), 1/22/20                     $     1,773,991
        3,337,870       5.25        BB+/Ba1  Fortescue Metals Group, Ltd., Term
                                             Loan, 9/18/17                                        3,397,441
        1,160,313       9.00          B+/B2  Preferred Sands Holding Co. LLC,
                                             Term B Loan, 12/15/16                                1,102,297
          183,521       4.00        BB+/Ba1  SunCoke Energy, Inc., Tranche B
                                             Term Loan, 7/21/18                                     184,438
        1,303,558       5.75        BB-/Ba3  Walter Energy, Inc., B Term Loan,
                                             2/3/18                                               1,324,741
                                                                                            ---------------
                                                                                            $     7,782,908
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/13 27

-----------------------------------------------------------------------------------------------------------
Principal           Floating    S&P/Moody's
Amount ($)          Rate (b)    Ratings                                                     Value
-----------------------------------------------------------------------------------------------------------
                                             Precious Metals & Minerals -- 0.4%
        1,966,297       5.25         BB-/B1  Fairmount Minerals, Ltd., Tranche B
                                             Term Loan, 3/1/17                              $     1,989,033
-----------------------------------------------------------------------------------------------------------
                                             Steel -- 0.6%
        1,000,000       3.50          NR/B1  ABC Supply, Inc., Term B Loan,
                                             4/5/20                                         $     1,009,267
          696,500       8.75           B/B1  Essar Steel Algoma, Inc., Term Loan,
                                             9/12/14                                                711,881
        1,463,829       4.75          BB/B1  JMC Steel Group, Inc., Term Loan,
                                             2/15/17                                              1,483,042
                                                                                            ---------------
                                                                                            $     3,204,190
-----------------------------------------------------------------------------------------------------------
                                             Paper Products -- 0.2%
        1,255,000       0.00          NR/NR  Ranpak Corp., USD Term Loan,
                                             4/10/19                                        $     1,270,688
                                                                                            ---------------
                                             Total Materials                                $    45,212,316
-----------------------------------------------------------------------------------------------------------
                                             CAPITAL GOODS -- 9.9%
                                             Aerospace & Defense -- 3.3%
        1,331,171       4.75       BBB-/Ba2  AWAS Aviation Capital, Ltd., Term
                                             Loan, 6/25/18                                  $     1,349,475
        1,419,119       6.25          B-/B2  DAE Aviation Holdings, Inc.,
                                             Tranche B-1 Loan, 10/18/18                           1,434,197
          643,336       6.25           B/B2  DAE Aviation Holdings, Inc.,
                                             Tranche B-2 Loan, 10/18/18                             650,171
          250,000       4.75       BBB-/Ba2  Delos Aircraft, Inc., Term Loan,
                                             3/17/16                                                252,500
        1,500,000       3.75       BBB-/Ba2  DigitalGlobe, Inc., Term Loan,
                                             1/25/20                                              1,519,532
        1,004,783       6.25        BB-/Ba2  DynCorp International, Inc., Term
                                             Loan, 7/7/16                                         1,013,261
          924,416       7.50           B/B3  Global Defense Technology &
                                             Systems, Inc., Term B Loan,
                                             4/22/17                                                905,928
        1,185,516       6.54          BB/B1  Hunter Defense Technologies, Inc.,
                                             Series 1 New Term Loan, 8/22/14                      1,138,095
          311,763       3.54          B+/B2  Hunter Defense Technologies, Inc.,
                                             Term Loan, 8/22/14                                     298,513
          372,299       6.50          NR/NR  PRV Aerospace LLC, Term Loan,
                                             5/9/18                                                 375,556
        1,645,875       5.25           B/B1  Sequa Corp., Initial Term Loan,
                                             5/29/17                                              1,673,307
        1,955,000       4.50          B+/B1  SI Organization, Inc., New Tranche B
                                             Term Loan, 11/22/16                                  1,945,225
        2,745,625       4.00          B+/NR  Silver II Borrower, Refinancing Term
                                             Loan, 12/13/19                                       2,770,629
          495,000       3.75       BBB-/Ba1  Spirit Aerosystems, Inc., Term B
                                             Loan, 3/27/19                                          500,259

The accompanying notes are an integral part of these financial statements.

28 Pioneer Floating Rate Fund | Semiannual Report | 4/30/13

-----------------------------------------------------------------------------------------------------------
Principal           Floating    S&P/Moody's
Amount ($)          Rate (b)    Ratings                                                     Value
-----------------------------------------------------------------------------------------------------------
                                             Aerospace & Defense -- (continued)
        1,167,747       4.50         BB-/B1  Tasc, Inc., New Tranche B Term
                                             Loan, 4/25/15                                  $     1,175,045
          997,500       4.75           B/B1  WPP Plc, 1st Lien Term Loan,
                                             12/21/19                                             1,003,734
                                                                                            ---------------
                                                                                            $    18,005,427
-----------------------------------------------------------------------------------------------------------
                                             Building Products -- 2.1%
        2,075,000       3.50         BB-/B1  Armstrong World Industries, Inc.,
                                             Term Loan B, 2/26/20                           $     2,087,537
        2,985,000       5.75           B/B1  CPG International I, Inc., Term
                                             Loan, 9/21/19                                        3,016,095
        2,918,419       6.00          B+/B2  Custom Building Products, Inc.,
                                             Term Loan, 12/12/19                                  2,969,491
        1,238,926       5.00          B+/B1  Summit Materials LLC, Term B
                                             Loan, 1/30/19                                        1,251,703
        1,745,625       4.25          B+/B1  Unifrax Corp., New Term B Loan,
                                             12/31/19                                             1,766,572
                                                                                            ---------------
                                                                                            $    11,091,398
-----------------------------------------------------------------------------------------------------------
                                             Electrical Components & Equipment -- 0.5%
          496,250       7.00          NR/NR  Pelican Products, Inc., Term Loan
                                             (First Lien), 8/15/18                          $       502,453
        2,089,500       6.00        BB-/Ba2  WireCo WorldGroup, Inc., Term
                                             Loan, 4/13/17                                        2,120,842
                                                                                            ---------------
                                                                                            $     2,623,295
-----------------------------------------------------------------------------------------------------------
                                             Industrial Conglomerates -- 0.7%
        1,500,000       4.25           B/B1  Milacron LLC, Term Loan, 3/12/20               $     1,517,505
        2,205,227       5.00          B+/B2  Pro Mach, Inc., Term Loan, 7/16/17                   2,230,036
                                                                                            ---------------
                                                                                            $     3,747,541
-----------------------------------------------------------------------------------------------------------
                                             Construction & Farm Machinery
                                             & Heavy Trucks -- 0.7%
          585,000       5.75        BB-/Ba3  Navistar International Corp.,
                                             Tranche B Term Loan, 7/31/17                   $       592,312
        1,127,882       4.50         NR/Ba2  Terex Corp., New US Term Loan,
                                             4/28/17                                              1,141,840
          280,056       4.25         BB/Ba2  The Manitowoc Co., Inc., Term B
                                             Loan, 10/11/17                                         284,082
        1,859,409       4.50          B+/B2  Waupaca Foundry, Inc., Term
                                             Loan, 6/29/17                                        1,880,327
                                                                                            ---------------
                                                                                            $     3,898,561
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/13 29

-----------------------------------------------------------------------------------------------------------
Principal           Floating    S&P/Moody's
Amount ($)          Rate (b)    Ratings                                                     Value
-----------------------------------------------------------------------------------------------------------
                                             Industrial Machinery -- 2.1%
        1,745,625       3.25        BB+/Ba2  Colfax Corp., Replacement Term B
                                             Loan, 1/11/19                                  $     1,763,299
        1,000,000       4.75          B+/B2  Edwards Cayman Islands II, Ltd.,
                                             Initial Term Loan (First Lien), 3/5/20               1,005,625
        2,401,830       4.25          NR/NR  Schaeffler AG, Facility C (USD),
                                             1/27/17                                              2,439,647
        1,990,000       5.50          B+/B1  Transtar Holding Co., Term Loan
                                             (First Lien), 9/13/18                                2,024,825
        2,124,843       3.75         BB/Ba3  Trimas Corp., Tranche B Term
                                             Loan (2012), 10/11/19                                2,143,436
          279,775       8.25         BB-/B3  Wastequip, Inc., Term Loan,
                                             5/17/18                                                281,174
        1,584,515       6.25        BB-/Ba2  Xerium Technologies, Inc., Initial
                                             U.S. Term Loan, 5/26/17                              1,588,476
                                                                                            ---------------
                                                                                            $    11,246,482
-----------------------------------------------------------------------------------------------------------
                                             Trading Companies & Distributors -- 0.5%
          500,000       3.00          BB/NR  The Hertz Corp., Tranche B-2 Term
                                             Loan, 3/11/18                                  $       502,653
        2,254,350       4.50         B+/Ba3  WESCO International, Inc.,
                                             Tranche B-1 Loan, 12/4/19                            2,279,946
                                                                                            ---------------
                                                                                            $     2,782,599
                                                                                            ---------------
                                             Total Capital Goods                            $    53,395,303
-----------------------------------------------------------------------------------------------------------
                                             COMMERCIAL SERVICES & SUPPLIES -- 4.9%
                                             Commercial Printing -- 0.2%
        1,060,000       6.25        BB-/Ba3  Cenveo Corp., Term B Loan, 4/4/20              $     1,072,588
-----------------------------------------------------------------------------------------------------------
                                             Environmental & Facilities Services -- 1.5%
          693,000       3.50       BB+/Baa3  Covanta Holding Corp., Term
                                             Loan, 3/1/19                                   $       701,229
        2,000,000       0.00          NR/NR  ISS AS, New Term B Loan, 3/26/18                     2,022,084
        1,234,406       3.50       BBB-/Ba1  Progressive Waste Solutions, Ltd.,
                                             Term B Loan, 10/31/19                                1,250,994
          211,989       2.28        NR/Caa2  Synagro Technologies, Inc., Term
                                             Loan (First Lien), 4/2/14                              208,809
        1,496,250       6.25          B-/B2  Tervita Corp., Term Loan, 2/11/18                    1,520,296
          997,449       4.00          B+/B1  Waste Industries USA, Inc., Term B
                                             Loan, 2/23/17                                        1,013,658
        1,308,537       5.50          B+/B1  WCA Waste Corp., Term Loan,
                                             3/1/18                                               1,320,804
                                                                                            ---------------
                                                                                            $     8,037,874
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Floating Rate Fund | Semiannual Report | 4/30/13

-----------------------------------------------------------------------------------------------------------
Principal           Floating    S&P/Moody's
Amount ($)          Rate (b)    Ratings                                                     Value
-----------------------------------------------------------------------------------------------------------
                                             Diversified Support Services -- 0.8%
        1,646,574      10.00          NR/NR  IAP Worldwide Services, Inc., Term
                                             Loan (First Lien), 12/31/15                    $     1,284,328
          502,553       7.00           B/B2  infoGROUP, Inc., Term B Loan,
                                             5/10/18                                                461,721
          792,502       3.75        BB-/Ba3  KAR Auction Services, Inc., Term
                                             Loan, 4/26/17                                          805,380
        1,666,810       6.25          B-/B1  Language Line Services Holdings,
                                             Inc., Tranche B Term Loan, 5/30/16                   1,650,142
          230,960      15.00          NR/NR  Velo Holdings, Inc., Term Loan,
                                             12/3/17                                                228,650
                                                                                            ---------------
                                                                                            $     4,430,221
-----------------------------------------------------------------------------------------------------------
                                             Security & Alarm Services -- 1.3%
        1,376,921       5.25         B+/Ba3  Allied Security Holdings LLC, Term
                                             Loan (First Lien), 1/21/17                     $     1,389,829
        1,243,750       4.50         BB/Ba1  Garda World Security Corp., Term B
                                             Loan, 10/24/19                                       1,265,516
        2,149,669       4.25          B+/B1  Protection One, Inc., Term Loan
                                             (2012), 3/20/19                                      2,184,607
        2,000,000       3.25          BB/B1  The Geo Group, Inc., Term Loan,
                                             3/28/20                                              2,018,750
                                                                                            ---------------
                                                                                            $     6,858,702
-----------------------------------------------------------------------------------------------------------
                                             Human Resource & Employment
                                             Services -- 0.2%
        1,095,095       5.00        BB-/Ba3  On Assignment, Inc., Initial Term B
                                             Loan, 3/20/19                                  $     1,095,095
-----------------------------------------------------------------------------------------------------------
                                             Research & Consulting Services -- 0.9%
        2,500,000       0.00          NR/NR  Sourcehov LLC, Term Loan,
                                             4/30/18                                        $     2,534,375
          915,055       0.00         B+/Ba2  Crown Castle Operating Co., New
                                             Tranche B Term Loan, 1/31/19                           920,632
        1,487,175       5.00         BB/Ba3  Wyle Services Corp., Term Loan
                                             (First Lien), 3/31/17                                1,499,259
                                                                                            ---------------
                                                                                            $     4,954,266
                                                                                            ---------------
                                             Total Commercial Services
                                             & Supplies                                     $    26,448,746
-----------------------------------------------------------------------------------------------------------
                                             TRANSPORTATION -- 2.8%
                                             Air Freight & Logistics -- 0.8%
          498,750       6.50           B/B2  Air Medical Group Holdings, Inc.,
                                             B-1 Term Loan, 5/29/18                         $       511,842
          731,882       5.28          NR/NR  CEVA Group Plc, Dollar Tranche B
                                             Pre Funded Term Loan, 8/31/16                          683,394

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/13 31

-----------------------------------------------------------------------------------------------------------
Principal           Floating    S&P/Moody's
Amount ($)          Rate (b)    Ratings                                                     Value
-----------------------------------------------------------------------------------------------------------
                                             Air Freight & Logistics -- (continued)
          301,545       0.00          NR/NR  CEVA Group Plc, EGL Tranche B
                                             Term Loan, 8/31/16                             $       286,217
        1,033,502       0.00          CC/B3  CEVA Group Plc, US Tranche B
                                             Term Loan, 8/31/16                                     993,022
        1,718,750       8.25         B-/Ba3  Ozburn-Hessey Logistics LLC,
                                             Term Loan (First Lien), 4/7/16                       1,725,195
                                                                                            ---------------
                                                                                            $     4,199,670
-----------------------------------------------------------------------------------------------------------
                                             Airlines -- 1.4%
        1,225,000       5.75        BB-/Ba3  Allegiant Travel Co., Term
                                             Loan, 2/17/17                                  $     1,240,312
          748,125       4.00          NR/NR  Delta Air Lines, Inc., Term Loan B-1
                                             (2013), 10/18/18                                       757,360
        1,768,500       4.25        BB-/Ba2  Delta Air Lines, Inc., Term Loan,
                                             3/29/17                                              1,795,765
        1,750,000       4.00        BB-/Ba2  United Air Lines, Inc., Class B Term
                                             Loan, 3/12/19                                        1,772,958
        1,971,429       2.70          B+/B2  US Airways, Inc., Term Loan, 3/19/14                 1,972,168
                                                                                            ---------------
                                                                                            $     7,538,563
-----------------------------------------------------------------------------------------------------------
                                             Trucking -- 0.2%
        1,155,786       4.00         BB/Ba2  Swift Transportation Co. LLC,
                                             Tranche B-2 Term Loan (2013),
                                             12/21/17                                       $     1,176,735
-----------------------------------------------------------------------------------------------------------
                                             Marine Ports & Services -- 0.4%
        2,000,000       0.00           B/B3  Lineage Logistics LLC, 4/25/19                 $     2,015,000
                                                                                            ---------------
                                             Total Transportation                           $    14,929,968
-----------------------------------------------------------------------------------------------------------
                                             AUTOMOBILES & COMPONENTS -- 3.5%
                                             Auto Parts & Equipment -- 2.7%
        2,000,000       4.75           B/B2  Affinia Group, Inc., Tranche B-2
                                             Term Loan, 4/12/20                             $     2,027,500
          202,762       3.21        BB-/Ba3  Allison Transmission, Inc., New
                                             Term B-2 Loan, 8/7/17                                  203,734
        1,439,641       4.25        BB-/Ba3  Allison Transmission, Inc., Term
                                             B-3 Loan, 8/23/19                                    1,463,035
          899,735       2.14           B/B1  Federal-Mogul Corp., Tranche B
                                             Term Loan, 12/29/14                                    854,935
          459,048       2.14           B/B1  Federal-Mogul Corp., Tranche C
                                             Term Loan, 12/28/15                                    436,191
        1,843,950       5.00          NR/NR  HHI Holdings LLC, Additional
                                             Term Loan, 10/5/18                                   1,864,694
        1,556,838       2.45          B+/B1  Key Safety Systems, Inc., Term
                                             Loan (First Lien), 3/8/14                            1,550,027

The accompanying notes are an integral part of these financial statements.

32 Pioneer Floating Rate Fund | Semiannual Report | 4/30/13

-----------------------------------------------------------------------------------------------------------
Principal           Floating    S&P/Moody's
Amount ($)          Rate (b)    Ratings                                                     Value
-----------------------------------------------------------------------------------------------------------
                                             Auto Parts & Equipment -- (continued)
        2,488,763       5.00          B+/B1  Metaldyne Corp., USD Term Loan,
                                             12/19/18                                       $     2,541,649
        1,703,843       4.25          B+/B1  Remy International, Inc., Term B
                                             Loan 2013, 2/28/20                                   1,710,233
        1,266,911       5.50          NR/NR  TI Group Automotive Systems LLC,
                                             Additional Term Loan, 3/27/19                        1,289,082
          616,436       3.75         BB/Ba2  Tomkins LLC, Term B-2 Loan, 9/29/16                    626,453
          277,936       5.50         B+/Ba2  UCI International, Inc., Term
                                             Loan, 7/4/17                                           280,889
                                                                                            ---------------
                                                                                            $    14,848,422
-----------------------------------------------------------------------------------------------------------
                                             Tires & Rubber -- 0.4%
        1,925,000       4.75         BB/Ba1  The Goodyear Tire & Rubber Co.,
                                             Loan (Second Lien), 3/27/19                    $     1,948,654
-----------------------------------------------------------------------------------------------------------
                                             Automobile Manufacturers -- 0.4%
        2,254,813       6.00         BB/Ba1  Chrysler Group LLC, Tranche B
                                             Term Loan, 4/28/17                             $     2,293,007
                                                                                            ---------------
                                             Total Automobiles & Components                 $    19,090,083
-----------------------------------------------------------------------------------------------------------
                                             CONSUMER DURABLES & APPAREL -- 2.5%
                                             Home Furnishings -- 0.6%
        1,496,250       5.00          B+/B1  AOT Bedding Super Holdings LLC,
                                             Term Loan, 8/29/19                             $     1,519,095
        1,446,375       5.00         BB/Ba3  Tempur-Pedic International, Inc.,
                                             Term B Loan, 9/27/19                                 1,472,139
                                                                                            ---------------
                                                                                            $     2,991,234
-----------------------------------------------------------------------------------------------------------
                                             Housewares & Specialties -- 0.8%
          640,530       3.75        BB-/Ba3  Prestige Brands, Inc., Term B-1
                                             Loan, 1/31/19                                  $       651,579
        1,945,225       4.75          NR/B1  Reynolds Group Holdings, Ltd., U.S.
                                             Term Loan, 9/21/18                                   1,980,830
          900,000       5.50          B+/B1  World Kitchen LLC, U.S. Term Loan,
                                             2/13/19                                                919,125
          884,534       5.25          B+/B1  Yankee Candle Co., Inc., Initial
                                             Term Loan, 3/2/19                                      892,606
                                                                                            ---------------
                                                                                            $     4,444,140
-----------------------------------------------------------------------------------------------------------
                                             Leisure Products -- 0.1%
          497,620       5.17           B/B2  Leslie's Poolmart, Tranche B Term
                                             Loan, 10/1/19                                  $       504,929
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/13 33

-----------------------------------------------------------------------------------------------------------
Principal           Floating    S&P/Moody's
Amount ($)          Rate (b)    Ratings                                                     Value
-----------------------------------------------------------------------------------------------------------
                                             Apparel, Accessories & Luxury
                                             Goods -- 0.5%
        1,983,000       3.25       BBB-/Ba1  PVH Corp., Tranche B Term Loan,
                                             12/19/19                                       $     2,003,078
          698,250       5.75           B/B2  Renfro Corp., Tranche B Term
                                             Loan, 1/23/19                                          710,469
                                                                                            ---------------
                                                                                            $     2,713,547
-----------------------------------------------------------------------------------------------------------
                                             Footwear -- 0.2%
          895,313       4.00         BB/Ba2  Wolverine World Wide, Inc.,
                                             Tranche B Term Loan, 5/1/19                    $       907,623
-----------------------------------------------------------------------------------------------------------
                                             Textiles -- 0.3%
        1,632,752       5.75         NR/Ba3  Kloeckner Pentaplast SA, Term B-1
                                             Loan, 12/14/16                                 $     1,662,346
                                                                                            ---------------
                                             Total Consumer Durables & Apparel              $    13,223,819
-----------------------------------------------------------------------------------------------------------
                                             CONSUMER SERVICES -- 7.6%
                                             Casinos & Gaming -- 2.1%
          481,816       4.00        BB+/Ba2  Ameristar Casinos, Inc., B Term
                                             Loan, 3/29/18                                  $       485,764
          937,500       6.00        BB-/Ba3  Boyd Gaming Corp., Increased
                                             Term Loan, 12/17/15                                    950,056
          120,938       9.50           B/B3  Caesars Entertainment Operating
                                             Co., Inc., Term B-4 Loan, 10/31/16                     123,469
          930,000       5.45           B/B3  Caesars Entertainment Operating
                                             Co., Inc., Term B-6 Loan, 1/28/18                      846,493
          837,839       2.70       BBB-/Ba2  Las Vegas Sands Corp., Delayed
                                             Draw II Term Loan (Extending),
                                             11/23/16                                               840,981
        1,496,250       4.25         BB/Ba2  MGM Resorts International, Term B
                                             Loan, 12/13/19                                       1,521,707
        2,522,455       3.75       BBB-/Ba1  Penn National Gaming, Inc., Term B
                                             Facility Loan, 6/29/18                               2,553,199
          297,000       4.00        BB+/Ba1  Pinnacle Entertainment, Inc.,
                                             Series A Term Loan, 3/5/19                             299,413
        1,369,141       3.20       BBB-/Ba1  Scientific Games Corp., Tranche
                                             B-1 Term Loan, 6/30/15                               1,377,356
        2,500,000       3.00      BBB-/Baa3  Seminole Indian Tribe of Florida,
                                             New Term Loan B, 4/11/20                             2,520,688
                                                                                            ---------------
                                                                                            $    11,519,126
-----------------------------------------------------------------------------------------------------------
                                             Hotels, Resorts & Cruise Lines -- 0.6%
        1,079,528       5.25           B/B1  Sabre, Inc., Term B Loan, 2/1/19               $     1,097,065
        1,681,250       4.75         NR/Ba2  Seven Seas Cruises S de RL LLC,
                                             Term B-1 Loan, 12/21/18                              1,706,469
          306,507       5.53           B/B1  Travelport LLC, Extended Tranche B
                                             Dollar Term Loan, 8/23/15                              306,469

The accompanying notes are an integral part of these financial statements.

34 Pioneer Floating Rate Fund | Semiannual Report | 4/30/13

-----------------------------------------------------------------------------------------------------------
Principal           Floating    S&P/Moody's
Amount ($)          Rate (b)    Ratings                                                     Value
-----------------------------------------------------------------------------------------------------------
                                             Hotels, Resorts & Cruise
                                             Lines -- (continued)
           64,044       5.53           B/B1  Travelport LLC, Tranche S Term
                                             Loan, 8/23/15                                  $        64,036
                                                                                            ---------------
                                                                                            $     3,174,039
-----------------------------------------------------------------------------------------------------------
                                             Leisure Facilities -- 0.6%
          900,000       5.00          B+/B1  Bombardier Recreational Products,
                                             Inc., Term B Loan, 7/17/19                     $       910,688
          400,000       3.25        BB+/Ba1  Cedar Fair LP, U.S. Term Facility,
                                             2/20/20                                                405,372
        1,968,939       4.00        BB+/Ba2  Six Flags Entertainment Corp.,
                                             Tranche B Term Loan, 11/23/18                        2,001,141
                                                                                            ---------------
                                                                                            $     3,317,201
-----------------------------------------------------------------------------------------------------------
                                             Restaurants -- 2.5%
          835,800       3.75         BB/Ba3  Burger King Corp., Tranche B Term
                                             Loan (2012), 9/28/19                           $       847,418
        1,854,246       3.75        BB-/Ba2  DineEquity, Inc., Term B-2 Loan,
                                             10/19/17                                             1,884,377
        1,386,400       3.75          B+/B2  Dunkin' Brands, Inc., Term B-3
                                             Loan, 2/28/20                                        1,402,864
        2,078,065       4.75          B+/B1  Landry's, Inc., B Term Loan, 3/22/18                 2,110,535
        1,929,833       4.50         NR/Ba3  NPC Restaurant Holdings LLC,
                                             Term Loan, 12/28/18                                  1,961,193
          821,623       5.25         B+/Ba3  PF Chang's China Bistro, Inc., Term
                                             Borrowing, 5/15/19                                     838,056
        2,453,897       0.00          NR/NR  Wendy's International, Inc., Term B
                                             Loan, 5/15/19                                        2,470,154
        1,786,025       4.75         BB-/B1  Wendy's International, Inc., Term
                                             Loan, 4/3/19                                         1,798,863
                                                                                            ---------------
                                                                                            $    13,313,460
-----------------------------------------------------------------------------------------------------------
                                             Education Services -- 1.1%
        1,725,675       4.00          B+/B1  Bright Horizons Family Solutions,
                                             Inc., Term B Loan, 1/14/20                     $     1,744,730
        2,893,152       5.25          NR/NR  Laureate Education, Inc., Series
                                             2018 Term Loan, 6/16/18                              2,920,877
        1,250,000       9.00          NR/B2  McGraw-Hill Global Education
                                             Holdings LLC, Term B Loan, 3/4/19                    1,248,125
                                                                                            ---------------
                                                                                            $     5,913,732
-----------------------------------------------------------------------------------------------------------
                                             Specialized Consumer Services -- 0.7%
        3,500,000       3.75         BB/Ba1  Weight Watchers International, Inc.,
                                             Initial Tranche B-2 Term Loan,
                                             4/2/20                                         $     3,497,812
                                                                                            ---------------
                                             Total Consumer Services                        $    40,735,370
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/13 35

-----------------------------------------------------------------------------------------------------------
Principal           Floating    S&P/Moody's
Amount ($)          Rate (b)    Ratings                                                     Value
-----------------------------------------------------------------------------------------------------------
                                             MEDIA -- 7.6%
                                             Advertising -- 1.2%
        2,763,825       4.25          B+/B1  Advantage Sales & Marketing
                                             LLC, 2013 Term Loan (First Lien),
                                             12/17/17                                       $     2,800,100
        1,652,040       6.50          B/Ba3  Affinion Group, Inc., Tranche B
                                             Term Loan, 10/9/16                                   1,627,849
        1,970,063       4.75           B/B1  Getty Images, Inc., Initial Term
                                             Loan (New), 9/17/19                                  2,001,152
           19,273       4.00       BB+/Baa3  Lamar Advertising Co., Term B
                                             Loan, 10/1/16                                           19,417
                                                                                            ---------------
                                                                                            $     6,448,518
-----------------------------------------------------------------------------------------------------------
                                             Broadcasting -- 3.6%
        2,188,000       3.50        BB-/Ba2  Cequel Communications
                                             Holdings I LLC, Term Loan,
                                             1/31/19                                        $     2,203,213
        1,857,767       5.03        BB-/Ba3  Entercom Communications Corp.,
                                             Term B Loan, 11/7/18                                 1,888,531
          963,964       4.75          B+/B2  Gray Television, Inc., Initial Term
                                             Loan, 10/11/19                                         978,423
        1,806,474       4.50          B+/B1  Hubbard Broadcasting, Inc.,
                                             Tranche 1 Term Loan, 3/24/17                         1,840,345
          486,250       4.50        BB-/Ba3  MCC Georgia LLC, Tranche F Term
                                             Loan, 10/20/17                                         491,518
        1,741,250       4.00        BB-/Ba3  MCC Georgia LLC, Tranche G Term
                                             Loan, 2/8/20                                         1,764,104
        2,593,500       4.75           B/B1  NEP Broadcasting LLC, Refinanced
                                             New Term Loan (First Lien), 1/3/20                   2,638,077
        2,000,000       4.50           B/B2  Salem Communications Corp., Term
                                             Loan, 3/15/20                                        2,030,816
          374,836       3.00        BB+/Ba1  Sinclair Broadcast Group, Inc., New
                                             Tranche B Term Loan, 10/29/16                          377,512
        2,264,675       3.50         NR/Ba3  Telesat Canada, U.S. Term B Loan,
                                             3/28/19                                              2,293,928
          243,950       3.50        BB-/Ba3  TWCC Holding Corp., Term Loan,
                                             2/11/17                                                247,793
        1,165,008       4.75          B+/B2  Univision Communications, Inc.,
                                             2013 Converted Extended First-
                                             Lien Term Loan, 2/22/20                              1,178,214
          500,000       4.75          B+/B2  Univision Communications, Inc.,
                                             2013 New First-Lien Term Loan,
                                             3/1/20                                                 505,580
        1,000,000       4.45          B+/B2  Univision Communications, Inc.,
                                             Extended First-Lien Term Loan,
                                             3/29/17                                              1,008,903
                                                                                            ---------------
                                                                                            $    19,446,957
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Floating Rate Fund | Semiannual Report | 4/30/13

-----------------------------------------------------------------------------------------------------------
Principal           Floating    S&P/Moody's
Amount ($)          Rate (b)    Ratings                                                     Value
-----------------------------------------------------------------------------------------------------------
                                             Cable & Satellite -- 1.0%
        3,200,000       0.00       BB+/Baa3  Charter Communications
                                             Operating LLC, Term F Loan,
                                             1/1/21                                         $     3,203,334
        1,485,000       4.00       BB+/Baa3  Charter Communications
                                             Operating LLC, Term D Loan,
                                             3/28/19                                              1,490,878
          725,000       3.25          NR/NR  Kabel Deutschland Vertrieb und
                                             Service GmbH, Facility F1, 2/1/19                      730,135
                                                                                            ---------------
                                                                                            $     5,424,347
-----------------------------------------------------------------------------------------------------------
                                             Movies & Entertainment -- 0.9%
        1,578,217       0.00          NR/NR  AMC Entertainment, Inc., Initial
                                             Term Loan, 4/30/20                             $     1,593,367
          655,175       3.75        NR/Baa3  Cinedigm Digital Funding I LLC,
                                             Term Loan, 3/31/16                                     659,270
          970,019       4.50        BB-/Ba2  Live Nation Entertainment, Inc.,
                                             Term B Loan, 10/20/16                                 984,359
          387,592       6.75         NR/WR   LodgeNet Interactive Corp., Exit
                                             L Loan, 4/4/14                                         298,446
        1,481,250       5.25        BB-/Ba3  WMG Acquisition Corp., Initial Term
                                             Loan, 10/25/18                                       1,504,703
                                                                                            ---------------
                                                                                            $     5,040,145
-----------------------------------------------------------------------------------------------------------
                                             Publishing -- 0.9%
        1,749,871       2.70       CCC/Caa2  Cengage Learning Acquisitions,
                                             Inc., Original Term Loan, 7/4/14               $     1,370,368
        2,201,151       3.75         B+/Ba3  Interactive Data Corp., Refinanced
                                             Term Loan, 2/11/18                                   2,228,666
        1,000,000       0.00        BB-/Ba3  MTL Publishing LLC, Term B Loan,
                                             11/14/17                                             1,013,438
                                                                                            ---------------
                                                                                            $     4,612,472
                                                                                            ---------------
                                             Total Media                                    $    40,972,439
-----------------------------------------------------------------------------------------------------------
                                             RETAILING -- 2.1%
                                             Apparel Retail -- 0.2%
          970,101       4.00           B/B1  J Crew Group, Inc., Term B-1
                                             Loan, 3/7/18                                   $       980,841
          330,619       6.75         BB/Ba3  Lord & Taylor LLC, Term Loan,
                                             12/2/18                                                334,889
                                                                                            ---------------
                                                                                            $     1,315,730
-----------------------------------------------------------------------------------------------------------
                                             Computer & Electronics Retail -- 0.2%
        1,291,990     11.00            B/B2  Targus Group International, Term
                                             Loan, 5/12/16                                  $     1,298,450
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/13 37

-----------------------------------------------------------------------------------------------------------
Principal           Floating    S&P/Moody's
Amount ($)          Rate (b)    Ratings                                                     Value
-----------------------------------------------------------------------------------------------------------
                                             Home Improvement Retail -- 0.6%
        1,750,000       4.50           B/B1  Apex Tool Group LLC, Term Loan,
                                             2/1/20                                         $     1,776,007
        1,335,520       4.25          B+/WR  The Hillman Group, Inc., Term
                                             Loan, 5/31/16                                        1,348,594
                                                                                            ---------------
                                                                                            $     3,124,601
-----------------------------------------------------------------------------------------------------------
                                             Specialty Stores -- 0.4%
        2,000,000       3.75         BB-/B1  Michaels Stores, Inc., Term B
                                             Loan, 1/16/20                                  $     2,022,142
-----------------------------------------------------------------------------------------------------------
                                             Automotive Retail -- 0.7%
          398,996       3.75         BB/Ba1  Avis Budget Car Rental LLC, New
                                             Tranche B Term Loan, 3/15/19                   $       405,231
        1,496,250       6.25          B+/B1  Sequa Automotive Group, Term
                                             Loan, 11/1/18                                        1,517,135
        1,745,625       3.75          BB/NR  The Hertz Corp., Tranche B1 Term
                                             Loan, 3/11/18                                        1,768,899
                                                                                            ---------------
                                                                                            $     3,691,265
                                                                                            ---------------
                                             Total Retailing                                $    11,452,188
-----------------------------------------------------------------------------------------------------------
                                             FOOD & STAPLES RETAILING -- 1.2%
                                             Food Distributors -- 0.7%
          498,750       5.75           B/B1  AdvancePierre Foods, Term Loan
                                             (First Lien), 6/17/17                          $       506,543
        1,496,250       4.50           B/B1  Crossmark Holdings, Inc., Term
                                             Loan (First Lien), 1/31/20                           1,499,679
        1,788,000       5.00         BB-/B1  Windsor Quality Food Co, Ltd.,
                                             Tranche B Term Loan, 1/11/17                         1,804,762
                                                                                            ---------------
                                                                                            $     3,810,984
-----------------------------------------------------------------------------------------------------------
                                             Food Retail -- 0.5%
        2,375,000       5.75         BB-/NR  Albertsons LLC, Term B Loan,
                                             2/14/16                                        $     2,407,842
          370,961       5.75          B+/B1  Roundy's Supermarkets, Inc.,
                                             Tranche B Term Loan, 1/24/19                           366,324
                                                                                            ---------------
                                                                                            $     2,774,166
                                                                                            ---------------
                                             Total Food & Staples Retailing                 $     6,585,150
-----------------------------------------------------------------------------------------------------------
                                             FOOD, BEVERAGE & TOBACCO -- 3.4%
                                             Distillers & Vintners -- 0.8%
        2,500,000       0.00          NR/NR  Constellation Brands, Inc., European
                                             Term B Loan, 4/29/20                           $     2,505,730
        1,600,000       0.00          NR/NR  Constellation Brands, Inc., Bridge
                                             Facility Loan, 6/28/20                               1,600,000
                                                                                            ---------------
                                                                                            $     4,105,730
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38 Pioneer Floating Rate Fund | Semiannual Report | 4/30/13

-----------------------------------------------------------------------------------------------------------
Principal           Floating    S&P/Moody's
Amount ($)          Rate (b)    Ratings                                                     Value
-----------------------------------------------------------------------------------------------------------
                                             Packaged Foods & Meats -- 2.6%
          573,563       5.00          B+/NR  Acosta, Inc., Term D Loan, 9/25/17             $       583,062
          493,750       4.00         BB/Ba1  B&G Foods, Inc., Tranche B Term
                                             Loan (2012), 11/30/18                                  501,465
        2,164,983       4.00           B/B1  Del Monte Foods Co., Initial Term
                                             Loan, 2/3/18                                         2,185,054
        1,000,000       0.00         B+/Ba3  Dole Food Co, Inc., Tranche B Term
                                             Loan, 4/1/20                                         1,008,125
          694,755       6.50          NR/NR  Hearthside Food Solutions LLC,
                                             Term Loan A, 5/7/18                                    701,703
        2,000,000       0.00         BB-/NR  HJ Heinz Co., Term B2 Loan,
                                             3/27/20                                              2,020,688
          500,000       6.75          B-/NR  Hostess Brands, Inc., Term B
                                             Loan, 2/25/20                                          513,438
        1,995,000       3.75         NR/Ba2  JBS USA LLC, Initial Term Loan,
                                             5/25/18                                              2,012,456
        1,284,937       4.25         B+/Ba3  Michael Foods, Inc., Term B Facility,
                                             2/14/18                                              1,306,620
        3,137,000       0.00         BB/Ba3  Pinnacle Foods Finance LLC,
                                             4/16/20                                              3,156,594
                                                                                            ---------------
                                                                                            $    13,989,205
                                                                                            ---------------
                                             Total Food, Beverage & Tobacco                 $    18,094,935
-----------------------------------------------------------------------------------------------------------
                                             HOUSEHOLD & PERSONAL PRODUCTS -- 1.9%
                                             Household Products -- 0.9%
        1,000,000       4.75          B+/B1  Berlin Packaging LLC, Term Loan
                                             (First Lien) 2013, 4/3/19                      $     1,015,000
        1,306,725       4.50          B/Ba3  Spectrum Brands Holdings, Inc.,
                                             Initial U.S. Term Loan, 10/9/19                      1,328,776
          795,000       4.00          NR/B1  SRAM Corp., Term Loan (First
                                             Lien), 5/12/18                                         796,988
        1,500,000       5.50          B-/B1  The Sun Products Corp., Tranche B
                                             Term Loan, 3/6/20                                    1,516,875
           26,416       5.25          B-/B2  Wash Multifamily Laundry Systems,
                                             U.S. Term Loan, 1/22/19                                 26,746
                                                                                            ---------------
                                                                                            $     4,684,385
-----------------------------------------------------------------------------------------------------------
                                             Personal Products -- 1.0%
        1,395,907       4.25           B/NR  Monotronics International, Inc.,
                                             Term B Loan, 3/23/18                           $     1,418,591
        2,076,786       3.50        BB-/Ba3  NBTY, Inc., Term B-2 Loan, 10/1/17                   2,102,746
        2,036,292       4.00         B+/Ba2  Revlon Consumer Products Corp.,
                                             Replacement Term Loan, 11/19/17                      2,070,020
                                                                                            ---------------
                                                                                            $     5,591,357
                                                                                            ---------------
                                             Total Household & Personal Products            $    10,275,742
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/13 39

-----------------------------------------------------------------------------------------------------------
Principal           Floating    S&P/Moody's
Amount ($)          Rate (b)    Ratings                                                     Value
-----------------------------------------------------------------------------------------------------------
                                             HEALTH CARE EQUIPMENT & SERVICES -- 8.4%
                                             Health Care Equipment -- 0.6%
        1,817,111       5.00         BB-/B1  Carestream Health, Inc., Term
                                             Loan, 2/8/17                                   $     1,833,465
        1,191,000       4.50       BBB-/Ba2  Hologic, Inc., Tranche B Term
                                             Loan, 4/29/19                                        1,208,542
          261,692       5.50        BB-/Ba2  Kinetic Concepts, Inc., Dollar
                                             Term C-1 Loan, 5/4/18                                  266,763
                                                                                            ---------------
                                                                                            $     3,308,770
-----------------------------------------------------------------------------------------------------------
                                             Health Care Supplies -- 0.2%
          124,063       5.25          B+/B1  Bausch & Lomb, Inc., Parent Term
                                             Loan, 4/17/19                                  $       125,090
          997,500       5.00         BB-/B1  Immucor, Inc., Term B-2 Loan,
                                             8/19/18                                              1,009,034
                                                                                            ---------------
                                                                                            $     1,134,124
-----------------------------------------------------------------------------------------------------------
                                             Health Care Services -- 3.7%
          717,646       6.50          NR/NR  AccentCare, Inc., Term Loan,
                                             12/22/16                                       $       502,352
          866,127       7.25        BB-/Ba3  Alliance HealthCare Services, Inc.,
                                             Initial Term Loan, 6/1/16                              874,788
          284,288       6.75          B+/B1  Ardent Medical Services, Inc., 1st
                                             Lien Term Loan, 5/2/18                                 289,263
        1,525,000       5.00         B+/Ba3  BSN Medical GmbH & Co. KG,
                                             Facility B1A, 8/28/19                                1,544,062
        2,344,125       4.00        BB-/Ba2  DaVita, Inc., Tranche B2 Term
                                             Loan, 8/1/19                                         2,374,397
        2,877,616       4.00         B+/Ba3  Emergency Medical Services
                                             Corp., Initial Term Loan, 4/5/18                     2,920,262
          347,764       3.25      BBB-/Baa2  Fresenius SE & Co KGaA,
                                             Tranche D2 Term Loan, 9/10/14                          349,285
        1,166,118       6.50          B+/B1  Gentiva Health Services, Inc.,
                                             Term B1 Term Loan, 2/22/16                           1,175,835
          898,239       7.50          B/Ba3  inVentiv Health, Inc., Consolidated
                                             Term Loan, 8/4/16                                      892,251
        1,440,195       6.75          B-/B1  MModal, Inc., Term B Loan, 7/2/19                    1,416,792
        1,729,704       6.50          NR/NR  National Mentor Holdings, Inc.,
                                             Tranche B-1 Term Loan, 2/9/17                        1,755,650
        1,621,926       8.25           B/B2  National Surgical Hospitals, Inc.,
                                             Initial Term Loan, 1/4/17                            1,621,926
        1,031,625       5.75          B+/B1  Rural Metro Corp., Term Loan
                                             (First Lien), 3/28/18                                1,040,136
        2,000,000       6.75           B/B2  Steward Health Care System LLC,
                                             Term Loan, 4/12/20                                   2,025,000
          420,000       6.00           B/B2  Surgery Center Holdings, Inc., Term
                                             Loan (First Lien), 4/11/19                             423,150

The accompanying notes are an integral part of these financial statements.

40 Pioneer Floating Rate Fund | Semiannual Report | 4/30/13

-----------------------------------------------------------------------------------------------------------
Principal           Floating    S&P/Moody's
Amount ($)          Rate (b)    Ratings                                                     Value
-----------------------------------------------------------------------------------------------------------
                                             Health Care Services -- (continued)
        1,221,875       7.75          B+/B1  Virtual Radiologic Corp., Term
                                             Loan A, 11/3/16                                $       870,586
                                                                                            ---------------
                                                                                            $    20,075,735
-----------------------------------------------------------------------------------------------------------
                                             Health Care Facilities -- 2.2%
        1,003,404       3.79         BB/Ba3  Community Health Systems, Inc.,
                                             Extended Term Loan, 7/25/14                    $     1,014,689
           83,654       0.00          BB/NR  HCA, Inc., Term Loan B4, 5/1/18                         83,968
        1,078,048       4.50          B/Ba3  IASIS Healthcare LLC, Term B-2
                                             Loan, 5/3/18                                         1,094,724
        1,250,219       5.25         B+/Ba3  Kindred Healthcare, Inc., Term
                                             Loan, 2/7/18                                         1,263,502
        2,194,500       2.70        BB-/Ba1  LifePoint Hospitals, Inc.,
                                             Incremental Term Loan B, 7/24/17                     2,213,245
        1,496,250       7.00          NR/NR  RegionalCare Hospital Partners,
                                             Inc., Term Loan (First Lien 2013),
                                             11/4/18                                              1,524,305
          907,581       5.50          B+/B1  Select Medical Holdings Corp.,
                                             Tranche B Term Loan, 4/25/18                           918,921
          327,364       4.25           B/NR  United Surgical Partners
                                             International, Inc., Extended Term
                                             Loan, 4/3/17                                           329,001
        1,000,000       0.00           B/B1  United Surgical Partners
                                             International, Inc., New Tranche B
                                             Term Loan, 4/3/19                                    1,010,625
          401,667       3.75        BB+/Ba2  Universal Health Services, Inc.,
                                             Tranche B Term Loan 2011,
                                             11/30/16                                               406,102
        2,000,000       3.75        BB-/Ba2  Vanguard Health Holding Co. II LLC,
                                             Term B Loan, 1/29/16                                 2,029,062
                                                                                            ---------------
                                                                                            $    11,888,144
-----------------------------------------------------------------------------------------------------------
                                             Managed Health Care -- 0.2%
          750,000       9.75          B+/B2  MMM Holdings, Inc., Term Loan,
                                             10/9/17                                        $       755,625
-----------------------------------------------------------------------------------------------------------
                                             Health Care Technology -- 1.5%
        1,702,005       5.00         B+/Ba3  Convatec, Inc., Dollar Term Loan,
                                             12/1/16                                        $     1,734,981
        2,507,300       3.75        BB-/Ba3  Emdeon, Inc., Term Loan (2013),
                                             11/2/18                                              2,535,768
        1,000,000       5.25           B/B1  Healogics, Inc., First Lien Term
                                             Loan B, 2/5/19                                       1,014,000
          988,473       3.75         NR/Ba3  IMS Health, Inc., Tranche B-1 Dollar
                                             Term Loan, 8/26/17                                     997,740

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/13 41

-----------------------------------------------------------------------------------------------------------
Principal           Floating    S&P/Moody's
Amount ($)          Rate (b)    Ratings                                                     Value
-----------------------------------------------------------------------------------------------------------
                                             Health Care Technology -- (continued)
          549,550       4.00        BB-/Ba3  MedAssets, Inc., Term B Loan,
                                             11/20/19                                       $       555,503
          114,796       8.00           B/NR  Physician Oncology Services LP,
                                             Delayed Draw Term Loan, 1/31/17                        114,796
          944,911       8.00           B/B2  Physician Oncology Services LP,
                                             Effective Date Term Loan, 2/10/17                      944,911
                                                                                            ---------------
                                                                                            $     7,897,699
                                                                                            ---------------
                                             Total Health Care Equipment
                                             & Services                                     $    45,060,097
-----------------------------------------------------------------------------------------------------------
                                             PHARMACEUTICALS, BIOTECHNOLOGY
                                             & LIFE SCIENCES -- 2.8%
                                             Biotechnology -- 1.4%
        1,194,000       3.50          BB/B1  Alkermes, Inc., 2019 Term Loan,
                                             9/25/19                                        $     1,200,468
        1,867,760       5.50          BB/B2  Axcan Intermediate Holdings, Inc.,
                                             Term B-1 Loan, 1/25/17                               1,885,855
          680,615       3.25      BBB-/Baa2  Fresenius Kabi Pharmaceuticals
                                             Holding, Inc., Tranche D1 Dollar
                                             Term Loan, 9/10/14                                     683,593
        2,471,734       4.25        BB+/Ba2  Grifols, Inc., New U.S. Tranche B
                                             Term Loan, 6/4/17                                    2,505,500
          175,255       4.25       BBB-/Ba3  Warner Chilcott Corp., Additional
                                             Term B-1 Loan, 3/15/18                                 178,124
          402,601       4.25       BBB-/Ba3  Warner Chilcott Corp., Term B-1
                                             Loan, 3/3/18                                           409,192
          142,661       4.25       BBB-/Ba3  Warner Chilcott Corp., Term B-2
                                             Loan, 3/17/18                                          144,997
          317,254       4.25       BBB-/Ba3  WC Luxco Sarl, Term B-3 Loan,
                                             3/3/18                                                 322,448
                                                                                            ---------------
                                                                                            $     7,330,177
-----------------------------------------------------------------------------------------------------------
                                             Pharmaceuticals -- 1.2%
          976,830       5.00          B+/B1  Generic Drug Holdings, Inc.,
                                             Closing Date Term Loan, 10/4/19                $       987,209
        1,190,983       6.50          B+/B2  Medpace, Inc., Term B Loan,
                                             5/20/17                                              1,196,938
        1,990,013       4.25          B+/B1  Par Pharmaceutical Companies,
                                             Inc., Additional Term B-1 Loan,
                                             9/28/19                                              2,010,623
          396,238       3.50      BBB-/Baa2  RPI Finance Trust, 6.75 Year Term
                                             Loan (2012), 5/10/18                                   400,820
          370,703       4.00      BBB-/Baa2  RPI Finance Trust, New Term
                                             Loan, 11/9/18                                          373,483

The accompanying notes are an integral part of these financial statements.

42 Pioneer Floating Rate Fund | Semiannual Report | 4/30/13

-----------------------------------------------------------------------------------------------------------
Principal           Floating    S&P/Moody's
Amount ($)          Rate (b)    Ratings                                                     Value
-----------------------------------------------------------------------------------------------------------
                                             Pharmaceuticals -- (continued)
        1,496,250       3.50         NR/Ba1  Valeant Pharmaceuticals
                                             International, Inc., Series C-1
                                             Tranche B Term Loan, 12/11/19                  $     1,515,187
                                                                                            ---------------
                                                                                            $     6,484,260
-----------------------------------------------------------------------------------------------------------
                                             Life Sciences Tools & Services -- 0.2%
        1,258,452       3.70        BB-/Ba3  Catalent Pharma Solutions, Inc.,
                                             Refinancing Dollar Term-1
                                             (2016), 9/15/16                                $     1,268,677
                                                                                            ---------------
                                             Total Pharmaceuticals,
                                             Biotechnology & Life Sciences                  $    15,083,114
-----------------------------------------------------------------------------------------------------------
                                             BANKS -- 0.5%
                                             Thrifts & Mortgage Finance -- 0.5%
        2,600,000       5.00           B/B1  Ocwen Financial Corp., Initial Term
                                             Loan, 1/15/18                                  $     2,647,125
                                                                                            ---------------
                                             Total Banks                                    $     2,647,125
-----------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 3.9%
                                             Other Diversified Financial Services -- 1.6%
        1,204,557       5.75          NR/B1  Fly Funding II Sarl, Term Loan,
                                             8/9/18                                         $     1,220,367
        1,225,000       5.00        NR/Baa1  Kasima LLC, Incremental Term
                                             Loan, 3/25/17                                        1,229,594
        2,050,000       0.00          NR/B1  Livingston International, Inc.,
                                             Initial Term B-1 Loan (First Lien),
                                             4/18/19                                              2,070,500
        1,078,000       5.00           B/B1  Nexeo Solutions LLC, Initial Term
                                             Loan, 2/26/17                                        1,086,085
        1,501,420       4.75           B/B1  WideOpenWest Finance LLC, Term B
                                             Loan, 3/27/19                                        1,524,075
        1,751,227       5.25         BB/Ba3  WorldPay, Facility B2A Term
                                             Loan, 8/6/17                                         1,773,848
                                                                                            ---------------
                                                                                            $     8,904,469
-----------------------------------------------------------------------------------------------------------
                                             Multi-Sector Holdings -- 0.3%
        1,711,509       5.50           B/B2  Fox Acquisition Sub LLC, Initial
                                             Term Loan, 7/1/17                              $     1,743,244
-----------------------------------------------------------------------------------------------------------
                                             Specialized Finance -- 0.6%
        1,885,275       5.25           B/B1  Dematic Services Luxembourg
                                             Sarl, Term Loan, 12/18/19                      $     1,904,914
        1,200,000       0.00         BB-/B1  ROC Finance LLC, New Term
                                             Loan B, 3/27/19                                      1,214,244
                                                                                            ---------------
                                                                                            $     3,119,158
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/13 43

-----------------------------------------------------------------------------------------------------------
Principal           Floating    S&P/Moody's
Amount ($)          Rate (b)    Ratings                                                     Value
-----------------------------------------------------------------------------------------------------------
                                             Consumer Finance -- 0.8%
          687,948       5.50           B/B3  Springleaf Finance Corp., Initial
                                             Term Loan, 5/28/17                             $       691,817
        3,425,000       5.75          B+/B1  Tower Automotive Holdings USA
                                             LLC, Initial Term Loan, 4/17/20                      3,484,938
                                                                                            ---------------
                                                                                            $     4,176,755
-----------------------------------------------------------------------------------------------------------
                                             Asset Management &
                                             Custody Banks -- 0.1%
          500,000       0.00          NR/NR  Nuveen Investments, Inc.,
                                             Tranche B Term Loan, 5/13/17                   $       506,979
-----------------------------------------------------------------------------------------------------------
                                             Investment Banking & Brokerage -- 0.5%
        2,700,000       4.50           B/B1  Duff & Phelps Corp., New Term
                                             Loan B, 3/14/20                                $     2,733,750
           99,000       4.00         NR/Ba2  LPL Holdings, Inc., Initial Tranche B
                                             Term Loan, 3/6/19                                       99,959
                                                                                            ---------------
                                                                                            $     2,833,709
                                                                                            ---------------
                                             Total Diversified Financials                   $    21,284,314
-----------------------------------------------------------------------------------------------------------
                                             INSURANCE -- 1.5%
                                             Insurance Brokers -- 0.3%
          498,750       5.00           B/B1  AmWINS Group, Inc., New Term
                                             Loan (First Lien), 2/20/20                     $       504,829
          500,000       5.00          NR/B1  Cooper Gay Swett & Crawford,
                                             Ltd., Term Loan (First Lien), 4/5/20                   505,208
          568,319       3.71          B+/B1  HUB International Holdings, Inc.,
                                             2017 Initial Term Loan (Extended),
                                             6/13/17                                                575,068
                                                                                            ---------------
                                                                                            $     1,585,105
-----------------------------------------------------------------------------------------------------------
                                             Life & Health Insurance -- 0.3%
        1,911,531       5.00         NR/Ba3  CNO Financial Group, Inc.,
                                             Tranche B2 Term Loan, 9/4/18                   $     1,941,399
-----------------------------------------------------------------------------------------------------------
                                             Multi-line Insurance -- 0.2%
          947,625       5.00          B-/B1  Alliant Insurance Services, Inc.,
                                             Initial Term Loan, 12/7/19                     $       960,951
-----------------------------------------------------------------------------------------------------------
                                             Property & Casualty Insurance -- 0.7%
        1,795,500       6.50          B-/B2  Confie seguros Holding II Co.,
                                             Term B Loan (First Lien), 10/11/13             $     1,816,822
        1,970,063       5.25          B-/B1  USI Insurance Services LLC,
                                             Initial Term Loan, 11/29/19                          1,997,972
                                                                                            ---------------
                                                                                            $     3,814,794
                                                                                            ---------------
                                             Total Insurance                                $     8,302,249
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

44 Pioneer Floating Rate Fund | Semiannual Report | 4/30/13

-----------------------------------------------------------------------------------------------------------
Principal           Floating    S&P/Moody's
Amount ($)          Rate (b)    Ratings                                                     Value
-----------------------------------------------------------------------------------------------------------
                                             REAL ESTATE -- 0.7%
                                             Diversified Real Estate Activities -- 0.1%
          500,000       0.00         BB/Ba1  CBRE Services, Inc., Tranche B
                                             Term Loan (2013), 3/4/21                       $       503,750
-----------------------------------------------------------------------------------------------------------
                                             Real Estate Services -- 0.6%
        1,695,750       5.75          NR/NR  Altisource Portfolio Solutions SA,
                                             Term B Loan, 11/27/19                          $     1,721,186
        1,496,538       5.25           B/B1  GCA Services Group, Inc., Initial
                                             Term Loan, 9/25/19                                   1,503,554
                                                                                            ---------------
                                                                                            $     3,224,740
                                                                                            ---------------
                                             Total Real Estate                              $     3,728,490
-----------------------------------------------------------------------------------------------------------
                                             SOFTWARE & SERVICES -- 4.1%
                                             IT Consulting & Other Services -- 0.2%
          497,500       4.50         BB/Ba3  Booz Allen Hamilton Holding
                                             Corp., Initial Tranche B Term
                                             Loan, 7/10/19                                  $       504,838
          748,125       4.50         NR/Ba3  Kronos, Inc., Incremental Term
                                             Loan (First Lien), 10/2/19                             757,477
                                                                                            ---------------
                                                                                            $     1,262,315
-----------------------------------------------------------------------------------------------------------
                                             Data Processing & Outsourced
                                             Services -- 0.9%
           67,341       4.20          B+/NR  First Data Corp., 2017 New Dollar
                                             Term Loan, 3/24/17                             $        67,320
        1,387,680       4.20          B+/B1  First Data Corp., 2018 Dollar Term
                                             Loan, 3/24/18                                        1,384,862
        1,990,000       4.25        BB+/Ba2  Genpact, Ltd., Term Loan, 8/17/19                    2,023,581
          547,619       7.00         BB+/B1  Global Cash Access Holdings, Inc.,
                                             Term Loan, 2/1/16                                      556,518
          282,857       3.75        BBB/Ba2  Vantiv LLC, Tranche B Term Loan,
                                             2/22/19                                                284,360
          256,627       4.25         BB/Ba3  VeriFone Systems, Inc., Term B
                                             Loan, 11/14/18                                         257,803
                                                                                            ---------------
                                                                                            $     4,574,444
-----------------------------------------------------------------------------------------------------------
                                             Application Software -- 2.1%
        1,244,563       0.00          NR/B1  Applied Systems, Inc., Term Loan
                                             (First Lien), 12/8/16                          $     1,258,178
        2,244,375       5.00          B+/B1  Deltek, Inc., Term Loan (First
                                             Lien), 10/10/18                                      2,278,748
        2,030,742       8.50         B-/Ba3  Expert Global Solutions, Inc.,
                                             Term B Advance (First Lien),
                                             3/13/18                                              2,062,050
        1,290,266       5.25         B+/Ba3  Lawson Software, Inc., Tranche B2
                                             Term Loan, 4/5/18                                    1,313,379

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/13 45

-----------------------------------------------------------------------------------------------------------
Principal           Floating    S&P/Moody's
Amount ($)          Rate (b)    Ratings                                                     Value
-----------------------------------------------------------------------------------------------------------
                                             Application Software -- (continued)
          372,642       4.20          B+/B1  Serena Software, Inc., 2016 Term
                                             Loan (Extended), 3/10/16                       $       374,971
        2,237,604       4.00         BB-/B1  Verint Systems, Inc., Term Loan,
                                             9/6/19                                               2,262,312
        1,961,740       4.25          NR/B1  Vertafore, Inc., Term Loan (2013),
                                             10/20/19                                             1,983,809
                                                                                            ---------------
                                                                                            $    11,533,447
-----------------------------------------------------------------------------------------------------------
                                             Systems Software -- 0.9%
        2,000,000       4.75          B+/B1  EZE Castle Software, Inc., Initial
                                             Term Loan (First Lien), 2/22/20                $     2,028,334
        1,790,000       3.50         NR/Ba2  Rovi Corp., Tranche B2 Term
                                             Loan, 3/30/19                                        1,804,544
          946,446       3.75       BBB-/Ba2  The Reynolds & Reynolds Co.,
                                             Tranche B Term Loan, 3/9/18                            952,361
                                                                                            ---------------
                                                                                            $     4,785,239
                                                                                            ---------------
                                             Total Software & Services                      $    22,155,445
-----------------------------------------------------------------------------------------------------------
                                             TECHNOLOGY HARDWARE &
                                             EQUIPMENT -- 2.6%
                                             Communications Equipment -- 1.3%
        1,492,500       6.75          B+/B1  Audio Visual Services Corp., Term
                                             Loan (First Lien), 10/11/18                    $     1,522,350
        1,995,673       8.00           B/B1  Avaya, Inc., Term B-5 Loan, 3/31/18                  1,999,665
        1,955,063       3.75         BB/Ba3  CommScope, Inc., Tranche 2
                                             Term Loan, 1/14/18                                   1,983,167
        1,702,775       4.00       BBB-/Ba3  Riverbed Technology, Inc., Term
                                             Loan, 10/29/19                                       1,731,155
                                                                                            ---------------
                                                                                            $     7,236,337
-----------------------------------------------------------------------------------------------------------
                                             Electronic Equipment Manufacturers -- 0.4%
        1,960,000       4.75         B+/Ba3  Sensus USA, Inc., Term Loan (First
                                             Lien), 4/13/17                                 $     1,968,575
-----------------------------------------------------------------------------------------------------------
                                             Electronic Components -- 0.6%
          356,322       6.97          B+/B2  4L Holdings Corp., Term Loan,
                                             4/13/18                                        $       357,510
          480,583       5.00         B+/Ba2  CPI International, Inc., Term B
                                             Loan, 11/24/17                                         480,583
          770,194       6.25          B+/B2  Generac Acquisition Corp., Term
                                             Loan, 5/22/19                                          785,598
        1,394,258       5.00           B/B2  Scitor Corp., Term Loan, 1/21/17                     1,394,258
          525,000       0.00           B/NR  Securus Technologies Holdings,
                                             Inc., 4/17/20                                          527,956
                                                                                            ---------------
                                                                                            $     3,545,905
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

46 Pioneer Floating Rate Fund | Semiannual Report | 4/30/13

-----------------------------------------------------------------------------------------------------------
Principal           Floating    S&P/Moody's
Amount ($)          Rate (b)    Ratings                                                     Value
-----------------------------------------------------------------------------------------------------------
                                             Technology Distributors -- 0.3%
          800,000       0.00         B+/Ba3  CDW LLC, Term Loan, 4/25/20                    $       803,700
          658,134       5.00         BB-/B1  Excelitas Technologies Corp., New
                                             Term B Loan, 11/29/16                                  661,425
                                                                                            ---------------
                                                                                            $     1,465,125
                                                                                            ---------------
                                             Total Technology Hardware
                                             & Equipment                                    $    14,215,942
-----------------------------------------------------------------------------------------------------------
                                             SEMICONDUCTORS & SEMICONDUCTOR
                                             EQUIPMENT -- 0.8%
                                             Semiconductor Equipment -- 0.4%
        1,587,293       5.75         BB-/B1  Aeroflex, Inc., Tranche B Term
                                             Loan, 4/25/18                                  $     1,612,591
          484,591       3.75      BBB-/Baa3  Sensata Technologies BV, Term
                                             Loan, 4/29/18                                          492,291
                                                                                            ---------------
                                                                                            $     2,104,882
-----------------------------------------------------------------------------------------------------------
                                             Semiconductors -- 0.4%
        1,594,736       3.75         BB/Ba2  Microsemi Corp., Term Loan, 2/2/18             $     1,615,922
          470,250       5.50       BBB-/Ba2  Semtech Corp., B Term Loan,
                                             2/21/17                                                474,806
                                                                                            ---------------
                                                                                            $     2,090,728
                                                                                            ---------------
                                             Total Semiconductors &
                                             Semiconductor Equipment                        $     4,195,610
-----------------------------------------------------------------------------------------------------------
                                             TELECOMMUNICATION SERVICES -- 3.5%
                                             Integrated Telecommunication
                                             Services -- 1.9%
        1,750,000       0.00          B+/B1  Hargray Communications Group,
                                             Inc., 1st Lien Term Loan, 6/29/14              $     1,754,375
          500,000       6.00           B/B2  Integra Telecom, Inc., Initial Term
                                             Loan, 2/6/19                                           509,375
        1,530,000       2.70       BB+/Baa3  tw telecom holdings, Inc., Term
                                             Loan B Loan, 4/17/20                                 1,542,193
        2,750,000       0.00          NR/NR  Virgin Media Investment Holdings,
                                             Ltd., New Term B Loan, 2/6/20                        2,753,652
        1,130,520       0.00         NR/Ba3  West Corp., Term B-7 Loan, 7/15/16                   1,147,901
        1,586,923       4.25         B+/Ba3  West Corp., Term B-8 Loan, 6/30/18                   1,614,488
          481,363       4.00        BB+/Ba2  Windstream Corp., Tranche B-3
                                             Term Loan, 7/23/19                                     486,728
          498,750       3.50        BB+/Ba2  Windstream Corp., Tranche B-4
                                             Term Loan, 1/8/20                                      503,320
                                                                                            ---------------
                                                                                            $    10,312,032
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/13 47

-----------------------------------------------------------------------------------------------------------
Principal           Floating    S&P/Moody's
Amount ($)          Rate (b)    Ratings                                                     Value
-----------------------------------------------------------------------------------------------------------
                                             Wireless Telecommunication Services -- 1.6%
        1,842,188       4.50          NR/NR  Cellular South, Inc., Term Loan,
                                             6/16/17                                        $     1,860,609
          982,563       4.50         NR/Ba3  Intelsat Jackson Holdings SA,
                                             Tranche B-1 Term Loan, 4/2/18                          998,119
        1,500,000       4.50           B/B1  LTS Buyer LLC, Term B Loan (First
                                             Lien), 4/1/20                                        1,518,735
        1,239,359       4.73         BB/Ba1  MetroPCS, Inc., Tranche B-2 Term
                                             Loan, 11/3/16                                        1,245,334
          293,995       4.88         BB/Ba1  MetroPCS, Inc., Tranche B-3 Term
                                             Loan, 3/17/18                                          295,097
        1,500,000       0.50         BB-/B1  Syniverse Holdings, Inc., Initial Term
                                             Loan (2013), 4/23/19                                 1,510,312
        1,215,813       5.00         BB-/B1  Syniverse Holdings, Inc., Initial Term
                                             Loan, 4/10/19                                        1,225,312
                                                                                            ---------------
                                                                                            $     8,653,518
                                                                                            ---------------
                                             Total Telecommunication Services               $    18,965,550
-----------------------------------------------------------------------------------------------------------
                                             UTILITIES -- 2.4%
                                             Electric Utilities -- 0.6%
          353,061       7.75         BB/Ba2  Race Point Power, Term Loan,
                                             1/11/18                                        $       353,944
        1,700,000       5.00         NR/Ba3  Star West Generation LLC, Term B
                                             Advance, 3/8/20                                      1,729,750
        1,528,934       4.73       CCC/Caa3  Texas Competitive Electric Holdings
                                             Co. LLC, 2017 Term Loan
                                             (Extending), 10/10/17                                1,126,824
                                                                                            ---------------
                                                                                            $     3,210,518
-----------------------------------------------------------------------------------------------------------
                                             Independent Power Producers
                                             & Energy Traders -- 1.8%
        1,291,205       3.75        BB+/Ba1  AES Corp. Virginia, 2013 Other
                                             Term Loan, 5/27/18                             $     1,312,187
        1,421,000       4.00         BB-/B1  Calpine Corp., Term Loan (3/11),
                                             3/1/18                                               1,442,557
          547,936       4.00         BB-/B1  Calpine Corp., Term Loan, 9/27/19                      556,081
          769,231       4.00         BB-/B2  Dynegy, Inc., Initial Tranche B-1
                                             Term Loan, 4/16/20                                     770,865
        1,230,769       4.00         BB-/B2  Dynegy, Inc., Initial Tranche B-2
                                             Term Loan, 4/16/20                                   1,233,385
          892,432       3.25          NR/NR  NRG Energy, Inc., 2013 Term
                                             Loan, 7/1/18                                           904,796
        1,860,338       4.75        BB+/Ba1  NSG Holdings LLC, New Term
                                             Loan, 11/15/19                                       1,892,893
        1,800,000       3.50        BB+/Ba2  Ruby Western Pipeline Holdings
                                             LLC, Term Loan, 3/27/20                              1,818,000
                                                                                            ---------------
                                                                                            $     9,930,764
                                                                                            ---------------
                                             Total Utilities                                $    13,141,282
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

48 Pioneer Floating Rate Fund | Semiannual Report | 4/30/13

-----------------------------------------------------------------------------------------------------------
Principal           Floating    S&P/Moody's
Amount ($)          Rate (b)    Ratings                                                     Value
-----------------------------------------------------------------------------------------------------------
                                             TOTAL SENIOR FLOATING RATE
                                             LOAN INTERESTS
                                             (Cost $482,648,297)                            $   487,895,001
-----------------------------------------------------------------------------------------------------------
                                             TEMPORARY CASH INVESTMENTS -- 10.6%
                                             Repurchase Agreements -- 10.6%
       28,660,000                   NR/Aaa   Bank of Nova Scotia, Inc., 0.16%,
                                             dated 4/30/13, repurchase price of
                                             $28,660,000 plus accrued interest
                                             on 5/1/13 collateralized by
                                             $29,233,331 Federal National
                                             Mortgage Association, 6.0%,
                                             5/1/41                                         $    28,660,000
       28,660,000                    NR/Aaa  Deutschebank AG, 0.14%, dated
                                             4/30/13, repurchase price of
                                             $28,660,000 plus accrued interest
                                             on 5/1/13 collateralized by the
                                             following:
                                             $17,465,682 U.S. Treasury Strip,
                                             0.0-4.75%, 5/15/13-2/15/43
                                             $8,087,123 U.S. Treasury Notes,
                                             0.25-5.125%, 5/15/13-5/15/22
                                             $1,606,820 U.S. Treasury Bills,
                                             0.0%, 5/23/13-2/6/14
                                             $2,073,772 U.S. Treasury Bonds,
                                             4.25-10.625%, 5/15/16-5/15/40                       28,660,000
-----------------------------------------------------------------------------------------------------------
                                             TOTAL TEMPORARY
                                             CASH INVESTMENTS
                                             (Cost $57,320,000)                             $    57,320,000
-----------------------------------------------------------------------------------------------------------
                                             TOTAL INVESTMENT IN
                                             SECURITIES -- 109.7%
                                             (Cost $584,714,591) (a)                        $   591,526,860
-----------------------------------------------------------------------------------------------------------
                                             OTHER ASSETS &
                                             LIABILITIES -- (9.7)%                          $   (52,500,677)
-----------------------------------------------------------------------------------------------------------
                                             TOTAL NET ASSETS -- 100.0%                     $   539,026,183
===========================================================================================================

-----------------------------------------------------------------------------------------------------------
Notional                                     Swap Counterparty/                             Unrealized
Principal                                    Referenced Obligation                          Appreciation
-----------------------------------------------------------------------------------------------------------
          500,000                            JPMorgan Chase & Co., Goodyear
                                             Tire & Rubber Co., 5.0%, 9/20/17               $        37,808
-----------------------------------------------------------------------------------------------------------
                                             TOTAL CREDIT DEFAULT
                                             SWAP AGREEMENTS
                                             (Cost $(18,593))                               $        37,808
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/13 49

*           Non-income producing security.

NR          Not rated by either S&P or Moody's.

WR          Withdrawn rating.

(Perpetual) Security with no stated maturity date.

(CatBond)   Catastrophe bond is a high-yield debt instrument that is
            usually insurance linked and meant to raise money in case of a catastrophe.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2013, the value of these securities amounted to $30,118,451 or 5.6% of total net assets.

(a) At April 30, 2013, the net unrealized gain on investments based on cost for federal income tax purposes of $584,933,976 was as follows:


              Aggregate gross unrealized gain for all investments in which there
                 is an excess of value over tax cost                                         $     8,703,935

              Aggregate gross unrealized loss for all investments in which there
                 is an excess of tax cost over value                                              (2,111,051)
                                                                                            ----------------
              Net unrealized gain                                                            $     6,592,884
                                                                                            ================


(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:

EURO        Euro.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2013 aggregated $328,215,978 and $151,715,375, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

50 Pioneer Floating Rate Fund | Semiannual Report | 4/30/13

The following is a summary of the inputs used as of April 30, 2013, in valuing the Fund's investments:

---------------------------------------------------------------------------------------------------------------
                                                    Level 1            Level 2         Level 3    Total
---------------------------------------------------------------------------------------------------------------
Convertible Corporate Bonds                         $          --      $  1,066,875    $      --  $  1,066,875
Preferred Stocks                                        1,645,588                --           --     1,645,588
Convertible Preferred Stocks                              123,900                --           --       123,900
Common Stocks                                                  --           312,447           --       312,447
Asset Backed Securities                                        --         2,192,968           --     2,192,968
Collateralized Mortgage Obligations                            --         2,844,052           --     2,844,052
Corporate Bonds                                                --        35,622,414           --    35,622,414
U.S. Government and Agency Obligations                         --         2,001,610           --     2,001,610
Municipal Bonds                                                --           502,005           --       502,005
Senior Floating Rate Loan Interests                            --       487,895,001           --   487,895,001
Repurchase Agreements                                          --        57,320,000           --    57,320,000
---------------------------------------------------------------------------------------------------------------
Total                                               $   1,769,488      $589,757,372    $      --  $591,526,860
===============================================================================================================
Other Financial Instruments
Unrealized appreciation on credit
  default swaps                                     $          --      $     37,808    $      --  $     37,808
Unrealized appreciation on forward
  foreign currency portfolio
  hedge contracts                                              --            10,503           --        10,503
---------------------------------------------------------------------------------------------------------------
Total Other Financial Instruments                   $          --      $     48,311    $      --  $     48,311
===============================================================================================================

During the six months ended April 30, 2013, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/13 51

Statement of Assets and Liabilities | 4/30/13 (unaudited)

ASSETS:
  Investment in securities (cost $584,714,591)                                                    $591,526,860
  Foreign currencies, at value (cost $34,215)                                                           34,044
  Receivables --
     Investment securities sold                                                                      5,025,144
     Fund shares sold                                                                                9,293,217
     Interest                                                                                        1,946,566
     Dividends                                                                                           1,188
     Due from Pioneer Investment Management, Inc.                                                       60,197
  Unrealized appreciation on credit default swaps                                                       37,808
  Unrealized appreciation on forward foreign currency portfolio
     hedge contracts                                                                                    10,503
  Other                                                                                                 86,918
---------------------------------------------------------------------------------------------------------------
         Total assets                                                                             $608,022,445
---------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
     Investment securities purchased                                                              $ 54,877,193
     Fund shares repurchased                                                                         2,071,294
     Dividends                                                                                         259,868
  Credit default swaps, premiums received                                                               18,750
  Due to custodian                                                                                  11,618,719
  Due to affiliates                                                                                    116,134
  Accrued expenses                                                                                      34,304
---------------------------------------------------------------------------------------------------------------
         Total liabilities                                                                        $ 68,996,262
---------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                                                 $534,840,201
  Distributions in excess of net investment income                                                     (45,736)
  Accumulated net realized loss on investments and foreign currency
     transactions                                                                                   (2,628,733)
  Net unrealized gain on investments                                                                 6,812,269
  Net unrealized gain on credit default swaps                                                           37,808
  Net unrealized gain on forward foreign currency contracts and
      other assets and liabilities denominated in foreign currencies                                    10,374
---------------------------------------------------------------------------------------------------------------
         Total net assets                                                                         $539,026,183
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $218,026,997/31,121,572 shares)                                               $       7.01
  Class C (based on $87,140,237/12,428,252 shares)                                                $       7.01
  Class Y (based on $227,755,691/32,431,909 shares)                                               $       7.02
  Class Z (based on $6,103,258/869,055 shares)                                                    $       7.02
MAXIMUM OFFERING PRICE:
  Class A ($7.01 (divided by) 95.5%)                                                              $       7.34
===============================================================================================================

The accompanying notes are an integral part of these financial statements.

52 Pioneer Floating Rate Fund | Semiannual Report | 4/30/13

Statement of Operations (unaudited)

For the Six Months Ended 4/30/13

INVESTMENT INCOME:
  Interest                                                                     $11,434,599
  Dividends                                                                         27,863
---------------------------------------------------------------------------------------------------------------
         Total investment income                                                                  $ 11,462,462
---------------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                              $ 1,253,302
  Transfer agent fees
     Class A                                                                        24,335
     Class C                                                                        10,763
     Class Y                                                                         4,178
     Class Z                                                                           113
  Distribution fees
     Class A                                                                       241,758
     Class C                                                                       380,419
  Shareholder communications expense                                               182,260
  Administrative reimbursement                                                      74,492
  Custodian fees                                                                    23,833
  Registration fees                                                                 47,145
  Professional fees                                                                 29,538
  Printing expense                                                                  14,780
  Fees and expenses of nonaffiliated Trustees                                        5,301
  Miscellaneous                                                                     84,136
---------------------------------------------------------------------------------------------------------------
     Total expenses                                                                               $  2,376,353
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                                        (97,247)
---------------------------------------------------------------------------------------------------------------
     Net expenses                                                                                 $  2,279,106
---------------------------------------------------------------------------------------------------------------
         Net investment income                                                                    $  9,183,356
---------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
CREDIT DEFAULT SWAPS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                               $  (597,826)
     Credit default swaps                                                            9,653
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                            6,119          $ (582,054)
---------------------------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) on:
     Investments                                                               $ 5,071,568
     Unfunded and bridge loan commitments                                          (14,553)
     Credit default swaps                                                           34,734
     Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies                          28,996        $  5,120,745
---------------------------------------------------------------------------------------------------------------
  Net gain on investments and foreign currency transactions                                       $  4,538,691
---------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                            $ 13,722,047
===============================================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/13 53

Statements of Changes in Net Assets

---------------------------------------------------------------------------------------------------------------
                                                                              Six Months
                                                                              Ended
                                                                              4/30/13            Year Ended
                                                                              (unaudited)        10/31/12
---------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                         $  9,183,356       $  14,361,684
Net realized loss on investments, credit default swaps
  and foreign currency transactions                                               (582,054)           (472,945)
Change in net unrealized gain on investments,
  credit default swaps and foreign currency transactions                         5,120,745           7,630,928
---------------------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations                    $ 13,722,047       $  21,519,667
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.17 and $0.31 per share, respectively)                       $ (4,606,108)      $  (7,649,742)
      Class C ($0.14 and $0.26 per share, respectively)                         (1,528,178)         (2,467,582)
      Class Y ($0.18 and $0.33 per share, respectively)                         (3,624,461)         (3,441,679)
      Class Z ($0.18 and $0.33 per share, respectively)                            (73,716)            (28,775)
---------------------------------------------------------------------------------------------------------------
         Total distributions to shareowners                                   $ (9,832,463)      $ (13,587,778)
---------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                              $218,273,811       $ 191,316,553
Reinvestment of distributions                                                    8,571,135          11,413,870
Cost of shares repurchased                                                     (51,970,347)       (152,945,071)
---------------------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
         Fund share transactions                                              $174,874,599       $  49,785,352
---------------------------------------------------------------------------------------------------------------
      Net increase in net assets                                              $178,764,183       $  57,717,241
NET ASSETS:
Beginning of year                                                              360,262,000         302,544,759
---------------------------------------------------------------------------------------------------------------
End of year                                                                   $539,026,183       $ 360,262,000
---------------------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net investment income              $    (45,736)      $     603,371
===============================================================================================================

The accompanying notes are an integral part of these financial statements.

54 Pioneer Floating Rate Fund | Semiannual Report | 4/30/13

---------------------------------------------------------------------------------------------------------------
                                                '13 Shares      '13 Amount
                                                (unaudited)     (unaudited)      '12 Shares       '12 Amount
---------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                       8,385,350     $ 58,412,148       12,474,412     $ 85,881,897
Reinvestment of distributions                       616,172        4,291,225        1,002,129        6,862,120
Less shares repurchased                          (3,683,438)     (25,643,330)     (13,763,779)     (94,007,955)
---------------------------------------------------------------------------------------------------------------
   Net increase (decrease)                        5,318,084      $37,060,043        (287,238)    $ (1,263,938)
===============================================================================================================
Class C
Shares sold                                       3,142,558     $ 21,921,259        3,285,776     $ 23,606,347
Reinvestment of distributions                       195,891        1,365,233          308,446        2,114,182
Less shares repurchased                          (1,072,166)      (7,477,543)      (3,059,079)     (20,945,188)
---------------------------------------------------------------------------------------------------------------
   Net increase                                   2,266,283     $ 15,808,949          535,143     $  4,775,341
===============================================================================================================
Class Y
Shares sold                                      19,078,060     $133,333,578       11,630,671     $ 80,238,562
Reinvestment of distributions                       406,832        2,840,957          350,348        2,408,983
Less shares repurchased                          (2,678,511)     (18,702,632)      (5,289,021)     (36,176,421)
---------------------------------------------------------------------------------------------------------------
   Net increase                                  16,806,381     $117,471,903        6,691,998     $ 46,471,124
===============================================================================================================
Class Z
Shares sold                                         658,890     $  4,606,830          230,540     $  1,589,747
Reinvestment of distributions                        10,545           73,716            4,135           28,585
Less shares repurchased                             (21,010)        (146,842)         (15,513)      (1,815,507)
---------------------------------------------------------------------------------------------------------------
   Net increase (decrease)                          648,425     $  4,533,704          219,162     $   (197,175)
===============================================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/13 55

Financial Highlights

----------------------------------------------------------------------------------------------------------------------------------
                                                                  Six Months
                                                                  Ended        Year       Year       Year      Year      Year
                                                                  4/30/13      Ended      Ended      Ended     Ended     Ended
                                                                  (unaudited)  10/31/12   10/31/11   10/31/10  10/31/09  10/31/08
----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                              $   6.95     $   6.77   $   6.87   $  6.58   $  5.64   $  7.29
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                          $   0.15     $   0.33   $   0.31   $  0.31   $  0.32   $  0.40
   Net realized and unrealized gain (loss) on investments             0.08         0.16      (0.11)     0.30      0.95     (1.62)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations  $   0.23     $   0.49   $   0.20   $  0.61   $  1.27   $ (1.22)
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                          $  (0.17)    $  (0.31)  $  (0.30)  $ (0.32)  $ (0.33)  $ (0.43)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $   7.01     $   6.95   $   6.77   $  6.87   $  6.58   $  5.64
==================================================================================================================================
Total return*                                                         3.15%        7.43%      2.98%     9.44%    23.50%   (17.57)%
Ratio of net expenses to average net assets+                          1.09%**      1.11%      1.10%     1.10%     1.10%     1.10%
Ratio of net investment income to average net assets+                 4.42%**      4.77%      4.47%     4.48%     5.26%     5.85%
Portfolio turnover rate                                                 75%**        42%        57%       37%       23%       30%
Net assets, end of period (in thousands)                          $218,027     $179,264   $176,701   $93,183   $27,333   $ 9,130
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                     1.09%**      1.11%      1.12%     1.29%     1.58%     1.40%
   Net investment income                                              4.42%**      4.77%      4.45%     4.30%     4.78%     5.55%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                       1.09%**      1.11%      1.10%     1.10%     1.10%     1.10%
   Net investment income                                              4.42%**      4.77%      4.47%     4.48%     5.26%     5.85%
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

56 Pioneer Floating Rate Fund | Semiannual Report | 4/30/13

----------------------------------------------------------------------------------------------------------------------------------
                                                                     Six Months
                                                                     Ended       Year      Year      Year      Year      Year
                                                                     4/30/13     Ended     Ended     Ended     Ended     Ended
                                                                     (unaudited) 10/31/12  10/31/11  10/31/10  10/31/09  10/31/08
----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                 $  6.95     $  6.78   $  6.87   $  6.58   $  5.63   $  7.29
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                             $  0.13     $  0.27   $  0.26   $  0.25   $  0.27   $  0.34
   Net realized and unrealized gain (loss) on investments               0.07        0.16     (0.10)     0.30      0.96     (1.63)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations     $  0.20     $  0.43   $  0.16   $  0.55   $  1.23   $ (1.29)
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                             $ (0.14)    $ (0.26)  $ (0.25)  $ (0.26)  $ (0.28)  $ (0.37)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $  7.01     $  6.95   $  6.78   $  6.87   $  6.58   $  5.63
==================================================================================================================================
Total return*                                                           2.91%       6.46%     2.33%     8.47%    22.63%   (18.46)%
Ratio of net expenses to average net assets+                            1.85%**     1.86%     1.89%     2.00%     2.00%     2.00%
Ratio of net investment income to average net assets+                   3.66%**     4.02%     3.68%     3.59%     4.60%     4.96%
Portfolio turnover rate                                                   75%**       42%       57%       37%       23%       30%
Net assets, end of period (in thousands)                             $87,140     $70,655   $65,238   $23,703   $13,219   $ 9,040
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                       1.85%**     1.86%     1.89%     2.04%     2.29%     2.30%
   Net investment income                                                3.66%**     4.02%     3.68%     3.55%     4.31%     4.66%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                         1.85%**     1.86%     1.89%     2.00%     2.00%     2.00%
   Net investment income                                                3.66%**     4.02%     3.68%     3.59%     4.60%     4.96%
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/13 57

----------------------------------------------------------------------------------------------------------------------------------
                                                                   Six Months
                                                                   Ended        Year       Year      Year      Year      Year
                                                                   4/30/13      Ended      Ended     Ended     Ended     Ended
                                                                   (unaudited)  10/31/12   10/31/11  10/31/10  10/31/09  10/31/08
----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                               $   6.96     $   6.78   $  6.89   $  6.59   $  5.64   $  7.29
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                           $   0.17     $   0.35   $  0.33   $  0.32   $  0.32   $  0.40
   Net realized and unrealized gain (loss) on investments              0.07         0.16     (0.12)     0.31      0.96     (1.62)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations   $   0.24     $   0.51   $  0.21   $  0.63   $  1.28   $ (1.22)
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                           $  (0.18)    $  (0.33)  $ (0.32)  $ (0.33)  $ (0.33)  $ (0.43)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $   7.02     $   6.96   $  6.78   $  6.89   $  6.59   $  5.64
==================================================================================================================================
Total return*                                                          3.48%        7.78%     3.11%     9.71%    23.70%   (17.53)%
Ratio of net expenses to average net assets+                           0.70%**      0.70%     0.88%     0.92%     1.09%     1.08%
Ratio of net investment income to average net assets+                  4.75%**      5.17%     4.70%     4.67%     5.58%     5.82%
Portfolio turnover rate                                                  75%**        42%       57%       37%       23%       30%
Net assets, end of period (in thousands)                           $227,756     $108,805   $60,596   $17,659   $12,109   $10,491
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                      0.83%**      0.85%     0.88%     0.95%     1.24%     1.27%
   Net investment income                                               4.61%**      5.02%     4.70%     4.67%     5.43%     5.63%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                        0.70%**      0.70%     0.88%     0.92%     1.09%     1.08%
   Net investment income                                               4.75%**      5.17%     4.70%     4.67%     5.58%     5.82%
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

58 Pioneer Floating Rate Fund | Semiannual Report | 4/30/13

----------------------------------------------------------------------------------------------------------------------------------
                                                                                       Six Months
                                                                                       Ended            Year           8/8/11(a)
                                                                                       4/30/13          Ended          to
                                                                                       (unaudited)      10/31/12       10/31/11
----------------------------------------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                                                   $  6.97          $  6.80        $  6.81
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment
  operations:
  Net investment income                                                                $  0.16          $  0.30        $  0.07
  Net realized and unrealized
     loss on investments                                                                  0.07             0.20          (0.03)
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from
  investment operations                                                                $  0.23          $  0.50        $  0.04
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                                $ (0.18)         $ (0.33)       $ (0.05)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                         $  7.02          $  6.97        $  6.80
==================================================================================================================================
Total return*                                                                             3.30%            7.52%          0.65%(b)
Ratio of net expenses to average net assets+                                              0.90%**          0.83%          0.90%**
Ratio of net investment income to
  average net assets+                                                                     4.41%**          5.03%          4.86%**
Portfolio turnover rate                                                                     75%**            42%            57%(b)
Net assets, end of period (in thousands)                                               $ 6,103          $ 1,538        $    10
Ratios with no waiver of fees and
  assumption of expenses by the
  Adviser and no reduction for fees
  paid indirectly:
  Total expenses                                                                          0.97%**          0.83%          1.22%**
  Net investment income                                                                   4.43%**          5.03%          4.54%**
Ratios with waiver of fees and assumption
  of expenses by the Adviser and
  reduction for fees paid indirectly:
  Net expenses                                                                            0.90%**          0.83%          0.90%**
  Net investment income                                                                   4.41%**          5.03%          4.86%**
==================================================================================================================================

(a)  Class Z shares were first publicly offered on August 8, 2011.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(b)  Not annualized.

+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/13 59

Notes to Financial Statements | 4/30/13 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Floating Rate Fund (the Fund) is a series of Pioneer Series Trust VI, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.

The Fund offers four classes of shares designated as Class A, Class C, Class Y and Class Z shares. Class A, Class C and Class Y shares were first publicly offered on February 14, 2007 and Class Z shares were first publicly offered on August 8, 2011. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y or Class Z shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

60 Pioneer Floating Rate Fund | Semiannual Report | 4/30/13

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed-income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

     Securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/13 61

     Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

     At April 30, 2013, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of April 30, 2013, the Fund did not have any interest and penalties related to unrecognized tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years are subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

62 Pioneer Floating Rate Fund | Semiannual Report | 4/30/13

     The tax character of current year distributions payable will be determined at the end of the Fund's taxable year. The tax character of distributions paid during the year ended October 31, 2012 was as follows:

     ---------------------------------------------------------------------------
                                                                            2012
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                 $13,587,778
     ---------------------------------------------------------------------------
        Total                                                        $13,587,778
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at October 31, 2012:

     ---------------------------------------------------------------------------
                                                                            2012
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                   $   981,310
     Capital loss carryforward                                        (2,046,679)
     Dividend payable                                                   (174,049)
     Net unrealized gain                                               1,535,816
     ---------------------------------------------------------------------------
        Total                                                        $   296,398
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized gain is attributable to the adjustments relating to catastrophe bonds, the tax treatment of premium and amortization, the mark-to-market of forward currency and credit default swaps, interest on defaulted bonds and interest accruals on preferred stock.

C.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge and settlement contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A (UniCredit), earned $21,795 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2013.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/13 63

E.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

F.   Risks

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund invests in below investment grade (high yield) debt securities. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund's investments in foreign markets or countries with limited developing markets may also subject the Fund to a greater degree of risk than investments in a developed market. Risks associated with these markets include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

G.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all

64 Pioneer Floating Rate Fund | Semiannual Report | 4/30/13 repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

H.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to increase the Fund's income, to add leverage to the portfolio or to hedge the risk of default on portfolio securities. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

     When the Fund enters into a credit default swap contract, one party, the protection buyer, makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment received by the Fund, as the protection seller, is recorded as a liability in the Fund's records. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Fund's records. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

     The credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/13 65 instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

     During the six months ended April 30, 2013, the Fund opened one credit default swap contract, with a notional principal of $500,000, which was still open at period end. Credit default swap contracts outstanding at period end are listed at the end of the Fund's schedule of investments.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $500 million and 0.55% on assets over $500 million. For the six months ended April 30, 2013, the annualized management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.60% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.70% and 0.90% of the Fund's average daily net assets attributable to Class Y and Class Z shares, respectively. Fees waived and expenses reimbursed during the six months ended April 30, 2013, are reflected on the Statement of Operations. These expense limitations are in effect through March 1, 2014. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $41,585 in management fees, administrative costs and certain other reimbursements payable to PIM at April 30, 2013.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

66 Pioneer Floating Rate Fund | Semiannual Report | 4/30/13

For the six months ended April 30, 2013, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $ 76,784
Class C                                                                   33,229
Class Y                                                                   68,463
Class Z                                                                    3,784
--------------------------------------------------------------------------------
  Total                                                                 $182,260
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $59,140 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at April 30, 2013.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $15,409 in distribution fees payable to PFD at April 30, 2013.

In addition, redemptions of each class of shares (except Class Y and Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchases as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y or Z shares. Proceeds from the CDSC are paid to PFD. For the six months ended April 30, 2013, CDSCs in the amount of $21,053 were paid to PFD.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/13 67

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended April 30, 2013, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At April 30, 2013, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency portfolio hedge contracts open during the six months ended April 30, 2013 was $1,011,198. At April 30, 2013, the Fund had no outstanding forward foreign currency settlement contracts. Open portfolio hedges at April 30, 2013 were as follows:

--------------------------------------------------------------------------------
            Net             In                                      Net
            Contracts       Exchange      Settlement                Unrealized
Currency    to Deliver      For USD       Date         Value        Appreciation
--------------------------------------------------------------------------------
EUR (Euro)  (250,000)       $(339,460)    5/6/13       $(328,957)   $10,503
--------------------------------------------------------------------------------
  Total                                                             $10,503
================================================================================

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect as of February 15, 2012 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended April 30, 2013, the Fund had no borrowings under the credit facility.

68 Pioneer Floating Rate Fund | Semiannual Report | 4/30/13

8. Additional Disclosures about Derivative Instruments and Hedging
   Activities

Values of derivative instruments as of April 30, 2013 were as follows:

----------------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as                   Asset Derivatives 2013             Liabilities Derivatives 2013
Hedging Instruments                --------------------------         ------------------------------
Under Accounting                   Statement of Assets                Statement of Assets
Standards Codification             and Liabilities                    and Liabilities
(ASC) 815                          Location           Value           Location             Value
----------------------------------------------------------------------------------------------------
Forward Foreign                    Net unrealized                     Net unrealized
 Currency Portfolio                appreciation                       depreciation
 Hedge Contracts                   on forward                         on forward
                                   foreign currency                   foreign currency
                                   portfolio hedge                    portfolio hedge
                                   contracts          $10,503         contracts            $ --

Credit Default Swaps               Net unrealized                     Net Assets-
                                   appreciation on                    Unrealized
                                   credit default                     Depreciation         $ --
                                   swaps               37,808
----------------------------------------------------------------------------------------------------
 Total                                                $48,311                              $ --
----------------------------------------------------------------------------------------------------

The effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2013 was as follows:

----------------------------------------------------------------------------------------------------
Derivatives Not                                                                       Change in
Accounted for as                                                      Realized        Unrealized
Hedging Instruments                                                   Gain on         Gain or (Loss)
Under Accounting             Location of Gain or (Loss)               Derivatives     on Derivatives
Standards Codification       on Derivatives Recognized                Recognized      Recognized
(ASC) 815                    in Income                                in Income       in Income
----------------------------------------------------------------------------------------------------
Forward Foreign Currency     Net realized loss on forward foreign     $  (62,994)
 Portfolio Hedge Contracts   currency contracts and other assets
                             and liabilities denominated in foreign
                             currencies
Forward Foreign Currency     Net realized loss on forward foreign     $   (1,063)
 Settlement Contracts        currency contracts and other assets
                             and liabilities denominated in foreign
                             currencies
Forward Foreign Currency     Change in unrealized gain on                             $   29,072
 Portfolio Hedge Contracts   forward foreign currency contracts
                             and other assets and liabilities
                             denominated in foreign currencies
Credit Default Swaps         Net realized gain on credit              $    9,653
                             default swaps
Credit Default Swaps         Change in unrealized gain on                             $   34,734
                             credit default swaps
----------------------------------------------------------------------------------------------------

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/13 69

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Floating Rate Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2012 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2012, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2012 and September 2012. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2012 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 13, 2012, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

70 Pioneer Floating Rate Fund | Semiannual Report | 4/30/13

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the third quintile of its Morningstar category for the one year period ended June 30, 2012, in the fourth quintile of its Morningstar category for the three year period ended June 30, 2012, and in the first quintile of its Morningstar category for the five year period ended June 30, 2012. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees also considered that the Fund's twelve month average gross portfolio yield (using month end 30 day effective yields) exceeded the twelve month average yield of the Credit Suisse Leveraged Loan Index. The Trustees discussed the Fund's performance record. They indicated that they were satisfied with the discussions with PIM with respect to the Fund's performance.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2012 was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/13 71 and the reduced fee rate on assets over $500 million. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2012 was in the fourth quintile relative both to its Morningstar category and its Strategic Insight peer group for the comparable period. The Trustees noted that the Fund's expense ratio was only 2.6 basis points higher than the median expense ratio of its Strategic Insight peer group. The Trustees considered the impact of the Fund's non-management fee expenses on its expense ratio.

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

72 Pioneer Floating Rate Fund | Semiannual Report | 4/30/13

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/13 73

Trustees, Officers and Service Providers

Trustees                                       Officers
Thomas J. Perna, Chairman                      John F. Cogan, Jr., President*
David R. Bock                                  Daniel K. Kingsbury, Executive
John F. Cogan, Jr.                               Vice President
Benjamin M. Friedman                           Mark E. Bradley, Treasurer**
Margaret B.W. Graham                           Christopher J. Kelley, Secretary
Daniel K. Kingsbury
Marguerite A. Piret
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*    Chief Executive Officer of the Fund.
**   Chief Financial and Accounting Officer of the Fund.

74 Pioneer Floating Rate Fund | Semiannual Report | 4/30/13

                           This page for your notes.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/13 75

                           This page for your notes.

76 Pioneer Floating Rate Fund | Semiannual Report | 4/30/13

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2013 Pioneer Investments 20856-06-0613

                     Pioneer Multi-Asset
                     Real Return Fund

--------------------------------------------------------------------------------
                     Semiannual Report | April 30, 2013
--------------------------------------------------------------------------------

                     Ticker Symbols:

                     Class A         PMARX
                     Class C         PRRCX
                     Class Y         PMYRX
                     Class Z         PMZYX*

                     * Share class was first publicly offered on April 26, 2013.

                     [LOGO] PIONEER
                            Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Comparing Ongoing Fund Expenses                                              16

Schedule of Investments                                                      18

Financial Statements                                                         39

Notes to Financial Statements                                                47

Approval of Investment Advisory Agreement                                    60

Trustees, Officers and Service Providers                                     64

            Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13 1

President's Letter

Dear Shareowner,

Pioneer continues to see only modest economic growth in the U.S. Employment continues to rise, albeit slowly, and we believe it will continue to do so in 2013, barring a negative shock to the system. The housing and auto sectors continue to recover, benefiting from record-low interest rates. Banks' willingness to lend to consumers and businesses also continues to rise, broad measures of inflation remain subdued, and, if the weather cooperates in 2013, food prices should come back down. And, while corporate profit growth has slowed, profits remain high and many U.S. companies continue to both pay and increase dividends*. Offsetting some of these positives are the continued contraction of fiscal policy in Washington and a recessionary Europe.

The Federal Reserve's aggressive monetary policy has driven Treasury yields to generational lows and supported investments in all financial assets, including equities and high-yield corporate bonds. For example, the Standard & Poor's 500 Index (the S&P 500), a broad measure of the U.S. stock market, returned 15.99% for the full calendar year ended December 31, 2012, and the Bank of America Merrill Lynch High Yield Master II Index (the High Yield Index), which measures the performance of high-yield corporate bonds, returned 15.59% for the same 12-month period. On the other hand, the Barclays Aggregate Bond Index (the Aggregate Index), which tracks the performance of a higher-quality bond universe, gained 4.22% for the 12 months ended December 31, 2012; the safer-still Barclays Government Credit Index (the Government/Credit Index) returned 4.82%; and 3-month Treasury bills, generally regarded as essentially "risk free" by the markets, returned just 0.09% in 2012. "Risky" assets outperformed again in the first quarter of 2013, as the S&P 500 returned 10.60% and the High Yield Index returned 2.89%. In contrast, the Aggregate Index returned -0.12% in the first quarter, the Government Credit Index returned -0.16%, and Treasury bills returned 0.02%.

Despite generally improving economic conditions and a rising stock market, global economies and investors still face daunting challenges as 2013 moves forward, although we remain cautiously optimistic. U.S. fiscal policy remains unsettled, and we feel the U.S. government could be at risk of credit rating downgrades from one or more of the major ratings agencies if the uncertainties persist. The Federal Reserve continues to provide extraordinary support to the U.S. economy and the bond market, but will not do so indefinitely. Europe has made progress, but has not yet resolved its sovereign-debt/banking problem, nor has the region been able to exit recession. Japan recently has unveiled aggressive and unconventional monetary and fiscal policies, but the country

*   Dividends are not guaranteed.

2 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13 continues to face issues such as high levels of debt as well as an aging population. China and other emerging economies, while generally in better shape than most "developed" markets, also face a range of challenges.

While most of the risks outlined here are widely recognized and may already be "priced in" to the market, we believe investors should continue to expect market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which balance potential risks and reward in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

            Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13 3

Portfolio Management Discussion | 4/30/13

In the following discussion, Michele Garau reviews recent market events and describes the factors that affected the performance of Pioneer Multi-Asset Real Return fund during the six-month period ended April 30, 2013.Mr. Garau, a vice president and portfolio manager at Pioneer, is responsible for the day-to-day management of the Fund.

Q   How did the Fund perform during the six months ended April 30, 2013?

A Pioneer Multi-Asset Real Return Fund's Class A shares returned 14.24% at net asset value during the six months ended April 30, 2013, while the Fund's benchmark, the Barclays U.S. Treasury TIPS 1-10 Year Index (the Barclays Index), returned 0.47%. During the same period, the average return of the 442 mutual funds in Lipper's Global Flexible Portfolio Funds category was 7.52%.

Q   Could you please review the Fund's investment approach?

A Our multi-asset, "go-anywhere" approach in managing the portfolio continued to add value for the Fund during the six-month period ended April 30, 2013.

    The Fund seeks to generate real returns--or, in other words, a return in excess of inflation--across a full range of economic scenarios through a diversified, flexible approach that allocates among traditional financial assets, such as stocks and bonds, and real assets. We believe our opportunistic investment philosophy provides us with a greater degree of latitude to achieve positive real returns for the Fund over time, no matter what the level of inflation.

Q What is your overall view on the world economy as of April 30, 2013, and how is that view reflected in the Fund's positioning?

A We hold a cautiously optimistic outlook for the global economy. While the Chinese real estate market and European debt problems remain very much part of the investment picture, we expect that the U.S. economic recovery will continue. We also applaud the initiatives taken by the Bank of Japan to stimulate the country's economy, and we think that the economies in some of the European countries may be about to begin the process of a gradual recovery from recession.

    In this environment, we believe equities are the most attractive long-term investment, given corporations' robust profit margins and their attractive valuations relative to both government and corporate debt instruments. Therefore, as of April 30, 2013, approximately 70% of the Fund's portfolio

4 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13 was invested in equities, while 22% of assets were in fixed-income investments, 5% of assets were in real estate, and 2% were held in commodities. The remainder was invested in cash.

    The Fund's equity holdings are concentrated in two broad segments. First, the portfolio has a substantial weighting in large-cap, dividend-paying* stocks with a global reach; for example, Disney, Chevron, the Swiss financial giant Allianz, and the pharmaceutical companies Roche and Novartis.

    Second, the Fund owns a large number of companies that operate in emerging countries with favorable demographics, rising consumer classes, and sound government finances. Our favored countries in the emerging markets include the Philippines, Malaysia, Thailand, and Singapore, all of which have exhibited robust economic fundamentals. We also see Turkey and Nigeria as areas of continued opportunity, even after their strong recent performance. In the case of attractive countries where the local markets do not offer enough liquidity to own individual stocks, including Chile and Vietnam, we have chosen to have the Fund access those markets through investments in exchange-traded funds (ETFs).

    We believe this "barbell approach" - owning dividend-paying, global large-cap stocks on the one hand and emerging market stocks on the other - provides the Fund with optimal exposure to the opportunities currently available in the global equity markets.

    The Fund is also invested in the PowerShares Buyback Achievers portfolio, an ETF that invests in member companies of the Mergent Buyback Achievers Index (the Mergent Index). The Mergent Index includes U.S.-listed stocks that have repurchased at least 5% or more of their outstanding shares over a trailing 12-month period. We initiated this Fund position in March of 2012, and we continue to hold a positive view on the ETF, as the capital discipline imposed by buybacks forces company management teams to pursue only projects, acquisitions, and other transactions that have the highest probabilities of producing positive returns on investment. The ETF has performed very well for the Fund since our initial purchase, outperforming the broader U.S. market.

    We have achieved the Fund's real estate exposure through investments in real estate investment trusts (REITs). The Fund holds no direct exposure to the United States in that segment of the portfolio; instead, we have focused on higher-yielding REITs in Singapore, the Philippines, Thailand, and China. While there have been concerns about the Chinese property "bubble," we have sought to avoid the affected regions by focusing the Fund's investments on properties located in the healthier regions of the country.

*   Dividends are not guaranteed.

            Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13 5

Q Please discuss the Fund's positioning in the global bond markets during the six months ended April 30, 2013.

A The Fund's growing equity position has come at the expense of bonds. The fixed-income markets simply don't offer enough in the way of yield right now, which limits total return potential and raises the odds of price depreciation once interest rates eventually begin to rise.

    In keeping with that hypothesis, during the six-month period we chose not to have the Fund own positions in longer-duration corporates, U.S. Treasury securities, Japanese government bonds, and most other sovereign debt issued by developed nations, with the notable exception of Ireland. This approach marks a departure from the past, as the Fund held about 45% of its assets in Treasuries immediately after its inception in May of 2010; and the Fund held about a 25% position in Treasuries as late as the third quarter of 2011. The Fund continues to take advantage of shorter-term, tactical opportunities in Treasuries on a periodic basis, however, usually via the futures markets.

    While the Fund's bond allocation is lower than it has been in the past, we continued to take advantage of select opportunities in the global debt markets during the six-month period. The portfolio owns the government debt of Australia, Mexico, Russia, and the Philippines, and has a meaningful weighting in emerging market corporates. We believe emerging market corporates are an attractive investment, as in many cases the rating agencies have been upgrading government issuers in the region due to favorable economic and budgetary conditions, and that translates into falling yields for corporate bonds in those areas. Many corporate bond issuers in the emerging markets also have very attractive balance sheets, since they have tapped the capital markets merely to establish a history of borrowing.

Q How was the Fund positioned in commodity-linked investments as of April 30, 2013?

A The Fund continues to have only a modest exposure to commodities as of period end. The asset class has been trading with a very high correlation to equities in recent years, which limits the ability of commodities to provide portfolio diversification. In addition, we believe the Chinese government's efforts to curb runaway economic growth will likely weigh on global demand for commodities.

6 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13

    We have, therefore, sought to take advantage of select opportunities in commodities, rather than taking a broad-based approach. For instance, in late April 2013 we established a small Fund position in palladium, which is used in catalytic converters for automobiles. The spring of 2013 brought a resurgence of negative commentary about vehicle demand, mainly due to poor results coming from several Chinese automakers, and that news drove down the price of palladium to a level well below that which we believe is justified by supply-and-demand fundamentals. We believe this example helps to illustrate how we employ active portfolio management within the commodity space, instead of simply establishing a static Fund allocation to the asset class as a whole.

Q The Fund holds a portion of its assets in derivative investments (options and futures). Why do you invest the Fund in these instruments?

A Our goal in using derivatives isn't to add to the Fund's total return. In other words, the positions do not represent high-risk "bets" on certain market segments. Instead, we use derivatives to maintain balance in the portfolio and to "hedge" (or mitigate) the risks of certain Fund positions. For instance, the Fund holds a number of hedges in global currencies, which helps to reduce the impact of currency movements on specific holdings within the portfolio.

Q   Do you have any closing thoughts for investors?

A We continue to employ a flexible, go-anywhere approach that enables the Fund to adapt to changing market conditions by investing in any asset class or region. Rather than being constrained by a "style box" or an index-tracking strategy, we have the ability to actively seek opportunities and to manage the Fund's risk in response to the evolving market environment.

    Our goal in employing that investment approach is to help the Fund's investors maintain their purchasing power over time. We seek to accomplish our objective in two ways. First, we strive to have the Fund deliver returns that are above the rate of core price inflation (CPI) over a full market cycle. Second, we attempt to help investors maintain their purchasing power relative to foreign currencies - a goal we seek to achieve through the portfolio's extensive holdings in securities denominated in foreign (and particularly emerging market) currencies.

    From a longer-term standpoint, we believe the Fund can play an important role in helping investors manage the risk of inflation, while also enhancing the return and reducing the overall volatility of their portfolios.

            Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13 7

Please refer to the Schedule of Investments on pages 18-38 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal.

Pioneer Multi-Asset Real Return ("MARR") Fund has the ability to invest in a wide variety of securities and asset classes.

In addition, the Fund is non-diversified, which means it can invest a higher percentage of its assets in the securities of any one or more issuers. This will increase the Fund's potential risk exposure.

The Fund may invest in underlying funds (ETFs and unit investment trusts). In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

The Fund and some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund's investments decline in value.

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund and some of the underlying funds may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund may invest in subordinated securities which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

The Fund may invest in floating rate loans. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

8 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13

The Fund may invest in commodities. The value of commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, factors affecting a particular industry or commodity, international economic, political and regulatory developments, supply and demand, and governmental regulatory policies.

Investments in equity securities are subject to price fluctuation.

Small-and mid-cap stocks involve greater risks and volatility than large-cap stocks.

International investments are subject to special risks, including currency fluctuations, and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed-income securities falls.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-Backed securities are also subject to prepayments.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. High-yield bonds possess greater price volatility, illiquidity, and possibility of default.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

These risks may increase share price volatility.

Please see the prospectus for a more complete discussion of the Fund's risks.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

            Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13 9

Portfolio Summary | 4/30/13

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 52.3%
Industrials                                                                10.1%
Consumer Discretionary                                                      9.2%
Consumer Staples                                                            7.3%
Health Care                                                                 5.4%
Materials                                                                   5.1%
Energy                                                                      3.7%
Government                                                                  3.5%
Utilities                                                                   1.8%
Information Technology                                                      0.8%
Telecommunication Services                                                  0.8%

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

International Common Stocks                                                61.5%
International Corporate Bonds                                              11.5%
U.S. Common Stocks                                                         10.4%
Foreign Government Bonds                                                    5.4%
Exchange Traded Funds                                                       4.7%
U.S. Corporate Bonds                                                        3.1%
Convertible Corporate Bonds                                                 1.3%
Temporary Cash Investments                                                  1.1%
Depository Receipts for International Stocks                                0.9%
Senior Secured Loans                                                        0.1%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

   1.   Mexican Bonos, 6.5%, 6/9/22                                        1.88%
--------------------------------------------------------------------------------
   2.   ETFS Physical Palladium Shares                                     1.87
--------------------------------------------------------------------------------
   3.   Australia Government Bond, 4.5%, 4/15/20                           1.82
--------------------------------------------------------------------------------
   4.   Swiss Re AG                                                        1.25
--------------------------------------------------------------------------------
   5.   Roche Holding AG                                                   1.21
--------------------------------------------------------------------------------
   6.   Novartis AG                                                        1.19
--------------------------------------------------------------------------------
   7.   Allianz SE                                                         1.17
--------------------------------------------------------------------------------
   8.   Muenchener Rueckversicherungs AG                                   1.03
--------------------------------------------------------------------------------
   9.   Indonesia Treasury Bond, 5.25%, 5/15/18                            0.93
--------------------------------------------------------------------------------
  10.   PowerShares Buyback Achievers Portfolio                            0.92
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13

Prices and Distributions | 4/30/13

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           Class                       4/30/13                  10/31/12
--------------------------------------------------------------------------------
             A                          $13.37                   $11.76
--------------------------------------------------------------------------------
             C                          $13.25                   $11.66
--------------------------------------------------------------------------------
             Y                          $13.42                   $11.79
--------------------------------------------------------------------------------
             Z*                         $13.38                   $   --
--------------------------------------------------------------------------------

Distributions per Share: 11/1/12-4/30/13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 Short-Term      Long-Term
           Class            Dividends          Capital Gains   Capital Gains
--------------------------------------------------------------------------------
             A              $0.0612                $  --           $  --
--------------------------------------------------------------------------------
             C              $0.0268                $  --           $  --
--------------------------------------------------------------------------------
             Y              $0.0746                $  --           $  --
--------------------------------------------------------------------------------
             Z              $    --                $  --           $  --
--------------------------------------------------------------------------------

The Barclays U.S. Treasury TIPS 1-10 Year Index is an unmanaged index comprised of U.S. Treasury Inflation Protected Securities (TIPS) having a maturity of at least 1 year and less than 10 years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-15.

*   Class Z shares were first publicly offered on April 26, 2013.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13 11

Performance Update | 4/30/13                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Multi-Asset Real Return Fund at public offering price, compared to that of the Barclays U.S. Treasury TIPS 1-10 Year Index.

Average Annual Total Returns
(As of April 30, 2013)
--------------------------------------------------------------------------------
                          Net Asset              Public Offering
Period                    Value (NAV)            Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
(5/3/10)                  11.86%                 10.15%
1 Year                    16.70                  11.42
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 26, 2013)
--------------------------------------------------------------------------------
                          Gross                  Net
--------------------------------------------------------------------------------
                          1.24%                  1.22%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer Multi-Asset           Barclays U.S. Treasury
                       Real Return Fund              TIPS 1-10 Year Index
5/31/2010              $     9,550                   $     10,000
4/30/2011              $    11,112                   $     10,789
4/30/2012              $    11,667                   $     11,546
4/30/2013              $    13,615                   $     11,853

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through March 1, 2014, for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13

Performance Update | 4/30/13                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Multi-Asset Real Return Fund, compared to that of the Barclays U.S. Treasury TIPS 1-10 Year Index.

Average Annual Total Returns
(As of April 30, 2013)
--------------------------------------------------------------------------------
                          If                     If
Period                    Held                   Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(5/3/10)                  11.03%                 11.03%
1 Year                    15.90                  15.90
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 26, 2013)
--------------------------------------------------------------------------------
                          Gross
--------------------------------------------------------------------------------
                          1.97%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer Multi-Asset           Barclays U.S. Treasury
                       Real Return Fund              TIPS 1-10 Year Index
5/31/2010              $     10,000                  $     10,000
4/30/2011              $     11,554                  $     10,789
4/30/2012              $     12,039                  $     11,546
4/30/2013              $     13,953                  $     11,853

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13 13

Performance Update | 4/30/13                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Multi-Asset Real Return Fund, compared to that of the Barclays U.S. Treasury TIPS 1-10 Year Index.

Average Annual Total Returns
(As of April 30, 2013)
--------------------------------------------------------------------------------
                          If                     If
Period                    Held                   Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(5/3/10)                  12.22%                 12.22%
1 Year                    17.14                  17.14
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 26, 2013)
--------------------------------------------------------------------------------
                          Gross                  Net
--------------------------------------------------------------------------------
                          0.93%                  0.92%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                       Pioneer Multi-Asset           Barclays U.S. Treasury
                       Real Return Fund              TIPS 1-10 Year Index
5/31/2010              $  5,000,000                  $  5,000,000
4/30/2011              $  5,832,730                  $  5,394,260
4/30/2012              $  6,143,064                  $  5,773,026
4/30/2013              $  7,196,009                  $  5,926,297

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through March 1, 2014, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13

Performance Update | 4/30/13                                      Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Multi-Asset Real Return Fund at public offering price, compared to that of the Barclays U.S. Treasury TIPS 1-10 Year Index.

Average Annual Total Returns
(As of April 30, 2013)
--------------------------------------------------------------------------------
                          If                     If
Period                    Held                   Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(5/3/10)                  11.89%                 11.89%
1 Year                    16.79                  16.79
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 26, 2013)
--------------------------------------------------------------------------------
                          Gross
--------------------------------------------------------------------------------
                          0.97%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer Multi-Asset           Barclays U.S. Treasury
                       Real Return Fund              TIPS 1-10 Year Index
5/31/2010              $     10,000                  $     10,000
4/30/2011              $     11,633                  $     10,789
4/30/2012              $     12,214                  $     11,546
4/30/2013              $     14,264                  $     11,853

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of Class Z shares on April 26, 2013, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception would have been higher than that shown. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Real Return Fund

Based on actual returns from November 1, 2012, through April 30, 2013.

--------------------------------------------------------------------------------
Share Class                   A              C              Y              Z
--------------------------------------------------------------------------------
Beginning Account         $1,000.00      $1,000.00      $1,000.00      $1,000.00
Value on 11/1/12
--------------------------------------------------------------------------------
Ending Account            $1,142.40      $1,138.80      $1,145.00      $1,118.90
Value (after expenses)
On 4/30/13
--------------------------------------------------------------------------------
Expenses Paid             $    6.37      $   10.61      $    5.32      $   15.34
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.20%, 2.00%, 1.00% and 2.92% for Class A, Class C, Class Y and Class Z respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Real Return Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2012, through April 30, 2013.

--------------------------------------------------------------------------------
Share Class                    A              C              Y              Z
--------------------------------------------------------------------------------
Beginning Account         $1,000.00      $1,000.00      $1,000.00      $1,000.00
Value on 11/1/12
--------------------------------------------------------------------------------
Ending Account            $1,018.84      $1,014.88      $1,019.89      $1,210.31
Value (after expenses)
On 4/30/13
--------------------------------------------------------------------------------
Expenses Paid             $    6.01      $    9.99      $    5.01      $   14.55
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.20%, 2.00%, 1.00% and 2.92% for Class A, Class C, Class Y and Class Z respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13 17

Schedule of Investments | 4/30/13 (unaudited)

-------------------------------------------------------------------------------------------------------------------
Principal              Floating    S&P/Moody's
Amount ($)             Rate (b)    Ratings                                                           Value
-------------------------------------------------------------------------------------------------------------------
                                                  CONVERTIBLE CORPORATE
                                                  BONDS -- 1.3%
                                                  MATERIALS -- 0.1%
                                                  Precious Metals & Minerals -- 0.1%
          1,400,000                      NR/NR    Aquarius Platinum, Ltd., 4.0%,
                                                  12/18/15                                           $    1,050,000
                                                                                                     --------------
                                                  Total Materials                                    $    1,050,000
-------------------------------------------------------------------------------------------------------------------
                                                  DIVERSIFIED FINANCIALS -- 1.2%
                                                  Asset Management & Custody
                                                  Banks -- 1.2%
          2,089,000                     BBB/NR    Apollo Investment Corp., 5.75%,
                                                  1/15/16                                            $    2,228,702
          3,350,000                    BBB-/NR    Fifth Street Finance Corp.,
                                                  5.375%, 4/1/16                                          3,567,750
          1,850,000                     BBB/NR    Prospect Capital Corp., 5.5%, 8/15/16                   1,977,188
            950,000                     BBB/NR    Prospect Capital Corp., 5.75%,
                                                  3/15/18 (144A)                                            999,875
                                                                                                     --------------
                                                                                                     $    8,773,515
                                                                                                     --------------
                                                  Total Diversified Financials                       $    8,773,515
-------------------------------------------------------------------------------------------------------------------
                                                  TOTAL CONVERTIBLE
                                                  CORPORATE BONDS
                                                  (Cost $9,274,015)                                  $    9,823,515
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Shares
-------------------------------------------------------------------------------------------------------------------
                                                  COMMON STOCKS -- 71.2%
                                                  ENERGY -- 1.9%
                                                  Oil & Gas Equipment &
                                                  Services -- 0.9%
            117,526                               AMEC Plc                                           $    1,851,712
            570,148                               Ezion Holdings, Ltd.                                      944,611
          3,236,245                               Sapurakencana Petroleum Bhd*                            3,382,609
                                                                                                     --------------
                                                                                                     $    6,178,932
-------------------------------------------------------------------------------------------------------------------
                                                  Integrated Oil & Gas -- 0.8%
             52,673                               Chevron Corp.                                      $    6,426,633
-------------------------------------------------------------------------------------------------------------------
                                                  Oil & Gas Refining &
                                                  Marketing -- 0.1%
             37,242                               Chevron Lubricants Lanka Plc                       $       73,511
             28,350                               Reliance Industries, Ltd. (G.D.R.) (144A)                 836,320
                                                                                                     --------------
                                                                                                     $      909,831
-------------------------------------------------------------------------------------------------------------------
                                                  Oil & Gas Storage &
                                                  Transportation -- 0.1%
          4,189,070                               China Suntien Green Energy Corp., Ltd.             $    1,216,010
                                                                                                     --------------
                                                  Total Energy                                       $   14,731,406
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13

-------------------------------------------------------------------------------------------------------------------
Shares                                                                                               Value
-------------------------------------------------------------------------------------------------------------------
                                                  MATERIALS -- 3.2%
                                                  Commodity Chemicals -- 0.1%
            264,400                               PTT Global Chemical PCL                            $      659,307
-------------------------------------------------------------------------------------------------------------------
                                                  Diversified Chemicals -- 0.5%
             46,719                               EI du Pont de Nemours & Co.                        $    2,546,653
             10,899                               PPG Industries, Inc.                                    1,603,679
                                                                                                     --------------
                                                                                                     $    4,150,332
-------------------------------------------------------------------------------------------------------------------
                                                  Fertilizers & Agricultural
                                                  Chemicals -- 0.2%
             13,415                               Monsanto Co.                                       $    1,432,990
-------------------------------------------------------------------------------------------------------------------
                                                  Specialty Chemicals -- 1.0%
             56,966                               Ecolab, Inc.                                       $    4,820,463
             20,900                               Shin-Etsu Chemical Co., Ltd.                            1,408,605
                594                               Sika AG                                                 1,437,322
                                                                                                     --------------
                                                                                                     $    7,666,390
-------------------------------------------------------------------------------------------------------------------
                                                  Construction Materials -- 0.8%
          1,941,480                               Indocement Tunggal Prakarsa Tbk PT                 $    5,277,277
            555,187                               Semen Indonesia Persero Tbk PT                          1,051,953
                                                                                                     --------------
                                                                                                     $    6,329,230
-------------------------------------------------------------------------------------------------------------------
                                                  Metal & Glass Containers -- 0.2%
            489,908                               Nampak, Ltd.                                       $    1,809,571
-------------------------------------------------------------------------------------------------------------------
                                                  Diversified Metals & Mining -- 0.2%
            104,000                               MMC Norilsk Nickel OJSC (A.D.R.)                   $    1,588,080
-------------------------------------------------------------------------------------------------------------------
                                                  Steel -- 0.2%
             16,041                               Carpenter Technology Corp.                         $      721,203
          3,278,248                               Tiangong International Co., Ltd.                          927,532
                                                                                                     --------------
                                                                                                     $    1,648,735
                                                                                                     --------------
                                                  Total Materials                                    $   25,284,635
-------------------------------------------------------------------------------------------------------------------
                                                  CAPITAL GOODS -- 7.2%
                                                  Aerospace & Defense -- 1.3%
             42,161                               Honeywell International, Inc.                      $    3,100,520
            139,578                               Spirit Aerosystems Holdings, Inc.*                      2,790,164
             30,684                               The Boeing Co.                                          2,804,824
             10,684                               Zodiac Aerospace SA                                     1,339,071
                                                                                                     --------------
                                                                                                     $   10,034,579
-------------------------------------------------------------------------------------------------------------------
                                                  Construction & Engineering -- 1.1%
            543,283                               Access Engineering Plc                             $       84,896
          2,115,200                               Gamuda Bhd                                              2,830,289
         16,134,618                               Surya Semesta Internusa Tbk PT                          2,626,297

The accompanying notes are an integral part of these financial statements.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13 19

-------------------------------------------------------------------------------------------------------------------
Shares                                                                                               Value
-------------------------------------------------------------------------------------------------------------------
                                                  Construction &
                                                  Engineering -- (continued)
            113,000                               Toyo Engineering Corp.                             $      540,577
             32,693                               Vinci SA                                                1,577,000
          5,122,500                               Wijaya Karya Persero Tbk PT                             1,266,295
                                                                                                     --------------
                                                                                                     $    8,925,354
-------------------------------------------------------------------------------------------------------------------
                                                  Electrical Components &
                                                  Equipment -- 0.4%
             22,246                               Eaton Corp., Plc                                   $    1,366,127
            257,000                               Hitachi, Ltd.                                           1,642,494
                                                                                                     --------------
                                                                                                     $    3,008,621
-------------------------------------------------------------------------------------------------------------------
                                                  Heavy Electrical Equipment -- 0.1%
          2,358,780                               China High Speed Transmission
                                                  Equipment Group Co., Ltd.*                         $    1,142,648
-------------------------------------------------------------------------------------------------------------------
                                                  Industrial Conglomerates -- 3.5%
              9,686                               3M Co.                                             $    1,014,221
            105,740                               Aitken Spence Plc                                         101,663
         12,366,493                               Alliance Global Group, Inc.                             7,131,600
            457,137                               Beijing Enterprises Holdings, Ltd.                      3,419,835
             33,500                               Industries Qatar QSC                                    1,582,933
             76,159                               Jardine Matheson Holdings, Ltd.                         4,947,239
          2,347,000                               JG Summit Holdings, Inc.                                2,707,483
            877,174                               John Keells Holdings Plc                                1,729,753
            258,000                               Keppel Corp., Ltd.                                      2,246,578
          1,187,625                               NWS Holdings, Ltd.                                      2,132,048
             32,681                               SM Investments Corp.                                      909,091
            198,666                               Turkiye Sise ve Cam Fabrikalari AS                        336,741
                                                                                                     --------------
                                                                                                     $   28,259,185
-------------------------------------------------------------------------------------------------------------------
                                                  Construction & Farm Machinery
                                                  & Heavy Trucks -- 0.2%
          4,367,058                               Nam Cheong, Ltd.*                                  $      922,039
             89,227                               SembCorp Marine, Ltd.                                     312,379
                                                                                                     --------------
                                                                                                     $    1,234,418
-------------------------------------------------------------------------------------------------------------------
                                                  Industrial Machinery -- 0.5%
          8,862,475                               EVA Precision Industrial Holdings, Ltd.            $    1,532,668
              8,900                               FANUC Corp.                                             1,344,333
             15,743                               Stanley Black & Decker, Inc.                            1,177,734
                                                                                                     --------------
                                                                                                     $    4,054,735
-------------------------------------------------------------------------------------------------------------------
                                                  Trading Companies &
                                                  Distributors -- 0.1%
              6,972                               Brenntag AG                                        $    1,187,871
                                                                                                     --------------
                                                  Total Capital Goods                                $   57,847,411
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13

-------------------------------------------------------------------------------------------------------------------
Shares                                                                                               Value
-------------------------------------------------------------------------------------------------------------------
                                                  COMMERCIAL SERVICES &
                                                  SUPPLIES -- 1.0%
                                                  Environmental & Facilities
                                                  Services -- 0.6%
          5,930,726                               China Everbright International, Ltd.               $    4,586,838
-------------------------------------------------------------------------------------------------------------------
                                                  Security & Alarm Services -- 0.4%
             28,234                               Secom Co., Ltd.                                    $    1,577,201
             41,698                               Tyco International, Ltd.                                1,339,340
                                                                                                     --------------
                                                                                                     $    2,916,541
                                                                                                     --------------
                                                  Total Commercial Services & Supplies               $    7,503,379
-------------------------------------------------------------------------------------------------------------------
                                                  TRANSPORTATION -- 1.7%
                                                  Railroads -- 0.3%
              7,500                               East Japan Railway Co.                             $      634,513
          3,971,739                               Guangshen Railway Co., Ltd.                             1,997,678
                                                                                                     --------------
                                                                                                     $    2,632,191
-------------------------------------------------------------------------------------------------------------------
                                                  Airport Services -- 0.3%
              1,977                               Flughafen Zuerich AG                               $      961,850
            402,866                               SATS, Ltd.                                              1,030,004
                                                                                                     --------------
                                                                                                     $    1,991,854
-------------------------------------------------------------------------------------------------------------------
                                                  Highways & Railtracks -- 1.1%
          5,179,236                               Anhui Expressway Co.                               $    2,871,795
            953,743                               Bangkok Expressway PCL                                  1,303,150
          2,372,808                               Jasa Marga Persero Tbk PT                               1,637,992
          7,672,795                               Shenzhen Expressway Co., Ltd.                           3,158,764
                                                                                                     --------------
                                                                                                     $    8,971,701
                                                                                                     --------------
                                                  Total Transportation                               $   13,595,746
-------------------------------------------------------------------------------------------------------------------
                                                  AUTOMOBILES & COMPONENTS -- 2.0%
                                                  Auto Parts & Equipment -- 0.4%
             13,284                               Autoliv, Inc.                                      $    1,015,163
          3,330,975                               Xinyi Glass Holdings, Ltd.                              2,284,769
                                                                                                     --------------
                                                                                                     $    3,299,932
-------------------------------------------------------------------------------------------------------------------
                                                  Automobile Manufacturers -- 1.6%
             25,126                               Bayerische Motoren Werke AG                        $    2,316,193
            180,000                               Great Wall Motor Co., Ltd.                                789,097
            681,000                               Mazda Motor Corp.                                       2,340,051
            229,981                               Nissan Motor Co., Ltd.                                  2,401,488
             33,700                               Toyota Motor Corp.                                      1,953,139
            562,800                               UMW Holdings Bhd                                        2,645,725
                                                                                                     --------------
                                                                                                     $   12,445,693
                                                                                                     --------------
                                                  Total Automobiles & Components                     $   15,745,625
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13 21

-------------------------------------------------------------------------------------------------------------------
Shares                                                                                               Value
-------------------------------------------------------------------------------------------------------------------
                                                  CONSUMER DURABLES &
                                                  APPAREL -- 1.7%
                                                  Homebuilding -- 0.2%
            103,150                               Sekisui House, Ltd.                                $    1,548,317
-------------------------------------------------------------------------------------------------------------------
                                                  Household Appliances -- 0.4%
          1,143,399                               Techtronic Industries Co.                          $    2,742,457
-------------------------------------------------------------------------------------------------------------------
                                                  Apparel, Accessories &
                                                  Luxury Goods -- 0.8%
         10,072,512                               China Dongxiang Group Co.                          $    1,729,190
             10,308                               Christian Dior SA                                       1,795,750
            715,125                               Samsonite International SA                              1,762,653
              8,033                               VF Corp.                                                1,431,641
                                                                                                     --------------
                                                                                                     $    6,719,234
-------------------------------------------------------------------------------------------------------------------
                                                  Footwear -- 0.3%
            105,835                               Arezzo Industria e Comercio SA*                    $    2,229,608
                                                                                                     --------------
                                                  Total Consumer Durables & Apparel                  $   13,239,616
-------------------------------------------------------------------------------------------------------------------
                                                  CONSUMER SERVICES -- 1.4%
                                                  Casinos & Gaming -- 1.1%
          1,239,966                               Galaxy Entertainment Group, Ltd.*                  $    5,561,551
          3,614,227                               NagaCorp, Ltd.                                          2,889,393
                                                                                                     --------------
                                                                                                     $    8,450,944
-------------------------------------------------------------------------------------------------------------------
                                                  Hotels, Resorts & Cruise Lines -- 0.1%
             55,829                               Aitken Spence Hotel Holdings Plc                   $       32,611
             16,102                               Starwood Hotels & Resorts
                                                  Worldwide, Inc.                                         1,038,901
                                                                                                     --------------
                                                                                                     $    1,071,512
-------------------------------------------------------------------------------------------------------------------
                                                  Restaurants -- 0.2%
            431,900                               Jollibee Foods Corp.                               $    1,348,941
                                                                                                     --------------
                                                  Total Consumer Services                            $   10,871,397
-------------------------------------------------------------------------------------------------------------------
                                                  MEDIA -- 1.9%
                                                  Broadcasting -- 0.7%
            924,000                               ABS-CBN Holdings Corp.*                            $      980,899
             30,761                               CBS Corp. (Class B)                                     1,408,239
          2,915,000                               Media Nusantara Citra Tbk PT                              938,393
          1,103,700                               Media Prima Bhd                                           870,786
          6,718,436                               Surya Citra Media Tbk PT                                1,939,144
                                                                                                     --------------
                                                                                                     $    6,137,461
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13

-------------------------------------------------------------------------------------------------------------------
Shares                                                                                               Value
-------------------------------------------------------------------------------------------------------------------
                                                  Movies & Entertainment -- 1.2%
          2,531,319                               Major Cineplex Group PCL                           $    1,919,566
             46,279                               News Corp.                                              1,433,261
             95,944                               The Walt Disney Co.                                     6,029,121
                                                                                                     --------------
                                                                                                     $    9,381,948
                                                                                                     --------------
                                                  Total Media                                        $   15,519,409
-------------------------------------------------------------------------------------------------------------------
                                                  RETAILING -- 1.9%
                                                  Department Stores -- 1.1%
            469,835                               Lifestyle International Holdings, Ltd.             $    1,038,750
             34,920                               Lojas Renner SA                                         1,325,433
             63,712                               Marisa Lojas SA                                           966,226
          2,868,863                               Mitra Adiperkasa Tbk PT                                 2,438,302
              3,228                               PPR SA                                                    709,859
             79,345                               SACI Falabella                                            906,103
            216,469                               Woolworths Holdings, Ltd.                               1,687,855
                                                                                                     --------------
                                                                                                     $    9,072,528
-------------------------------------------------------------------------------------------------------------------
                                                  Apparel Retail -- 0.2%
            817,722                               Belle International Holdings, Ltd.                 $    1,334,150
-------------------------------------------------------------------------------------------------------------------
                                                  Home Improvement Retail -- 0.6%
         11,302,603                               Ace Hardware Indonesia Tbk PT                      $    1,139,273
             50,903                               The Home Depot, Inc.                                    3,733,735
                                                                                                     --------------
                                                                                                     $    4,873,008
                                                                                                     --------------
                                                  Total Retailing                                    $   15,279,686
-------------------------------------------------------------------------------------------------------------------
                                                  FOOD & STAPLES RETAILING -- 0.8%
                                                  Drug Retail -- 0.2%
             13,000                               Tsuruha Holdings, Inc.                             $    1,265,245
-------------------------------------------------------------------------------------------------------------------
                                                  Food Distributors -- 0.2%
            110,380                               Bizim Toptan Satis Magazalari AS                   $    1,863,858
-------------------------------------------------------------------------------------------------------------------
                                                  Hypermarkets & Super Centers -- 0.4%
             75,875                               Siam Makro PCL                                     $    1,954,219
             26,685                               Wesfarmers, Ltd.                                        1,199,706
                                                                                                     --------------
                                                                                                     $    3,153,925
                                                                                                     --------------
                                                  Total Food & Staples Retailing                     $    6,283,028
-------------------------------------------------------------------------------------------------------------------
                                                  FOOD, BEVERAGE & TOBACCO -- 6.1%
                                                  Brewers -- 0.9%
            174,685                               Anadolu Efes Biracilik Ve Malt
                                                  Sanayii AS                                         $    2,903,020
             64,900                               Asahi Group Holdings, Ltd.                              1,614,797
             17,058                               Carlsberg A/S                                           1,582,524
            634,401                               Nigerian Breweries Plc                                    662,106
                                                                                                     --------------
                                                                                                     $    6,762,447
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13 23

-------------------------------------------------------------------------------------------------------------------
Shares                                                                                               Value
-------------------------------------------------------------------------------------------------------------------
                                                  Distillers & Vintners -- 0.7%
             75,583                               Diageo Plc                                         $    2,305,683
             64,759                               Distilleries Co., of Sri Lanka Plc                         86,829
              7,809                               Pernod-Ricard SA                                          966,242
              6,300                               Remy Cointreau SA                                         732,980
          3,013,364                               Thai Beverage PCL                                       1,481,692
                                                                                                     --------------
                                                                                                     $    5,573,426
-------------------------------------------------------------------------------------------------------------------
                                                  Soft Drinks -- 0.6%
             41,256                               PepsiCo, Inc.                                      $    3,402,382
             33,350                               The Coca-Cola Co.                                       1,411,706
                                                                                                     --------------
                                                                                                     $    4,814,088
-------------------------------------------------------------------------------------------------------------------
                                                  Packaged Foods & Meats -- 3.1%
             32,680                               Danone SA                                          $    2,495,054
            106,600                               Kewpie Corp.                                            1,608,911
                186                               Lindt & Spruengli AG                                      720,194
            577,570                               Mayora Indah Tbk PT                                     1,787,112
             61,019                               Nestle SA                                               4,360,555
             28,864                               The Hershey Co.                                         2,573,514
          1,729,600                               Universal Robina Corp.                                  5,003,432
          3,792,123                               Want Want China Holdings, Ltd.                          6,015,178
                                                                                                     --------------
                                                                                                     $   24,563,950
-------------------------------------------------------------------------------------------------------------------
                                                  Tobacco -- 0.8%
            116,794                               Altria Group, Inc.                                 $    4,264,149
             24,522                               Philip Morris International, Inc.                       2,344,058
                                                                                                     --------------
                                                                                                     $    6,608,207
                                                                                                     --------------
                                                  Total Food, Beverage & Tobacco                     $   48,322,118
-------------------------------------------------------------------------------------------------------------------
                                                  HOUSEHOLD & PERSONAL
                                                  PRODUCTS -- 0.3%
                                                  Personal Products -- 0.3%
             77,612                               Hengan International Group Co., Ltd.               $      802,942
          2,435,817                               Prince Frog International Holdings, Ltd.                1,536,629
                                                                                                     --------------
                                                                                                     $    2,339,571
                                                                                                     --------------
                                                  Total Household & Personal Products                $    2,339,571
-------------------------------------------------------------------------------------------------------------------
                                                  HEALTH CARE EQUIPMENT &
                                                  SERVICES -- 0.9%
                                                  Health Care Equipment -- 0.6%
             50,411                               Covidien Plc                                       $    3,218,238
             36,402                               Mindray Medical International,
                                                  Ltd. (A.D.R.)                                           1,437,515
                                                                                                     --------------
                                                                                                     $    4,655,753
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13

-------------------------------------------------------------------------------------------------------------------
Shares                                                                                               Value
-------------------------------------------------------------------------------------------------------------------
                                                  Health Care Supplies -- 0.2%
             57,000                               Ginko International Co., Ltd.                      $    1,056,611
             37,000                               St Shine Optical Co., Ltd.*                               778,201
                                                                                                     --------------
                                                                                                     $    1,834,812
-------------------------------------------------------------------------------------------------------------------
                                                  Health Care Facilities -- 0.1%
            211,383                               Raffles Medical Group, Ltd.                        $      585,941
                                                                                                     --------------
                                                  Total Health Care Equipment
                                                  & Services                                         $    7,076,506
-------------------------------------------------------------------------------------------------------------------
                                                  PHARMACEUTICALS,
                                                  BIOTECHNOLOGY & LIFE
                                                  SCIENCES -- 4.4%
                                                  Biotechnology -- 0.2%
             23,310                               Actelion, Ltd.                                     $    1,425,731
-------------------------------------------------------------------------------------------------------------------
                                                  Pharmaceuticals -- 3.7%
             17,114                               Bayer AG                                           $    1,784,309
            939,315                               China Medical System Holdings, Ltd.                       921,662
             39,886                               Johnson & Johnson Co.                                   3,399,484
            125,463                               Novartis AG                                             9,329,210
            110,171                               Pfizer, Inc.                                            3,202,671
             37,774                               Roche Holding AG                                        9,457,575
             13,810                               Sanofi SA                                               1,481,809
                                                                                                     --------------
                                                                                                     $   29,576,720
-------------------------------------------------------------------------------------------------------------------
                                                  Life Sciences Tools & Services -- 0.5%
             53,628                               Thermo Fisher Scientific, Inc.                     $    4,326,707
                                                                                                     --------------
                                                  Total Pharmaceuticals, Biotechnology
                                                  & Life Sciences                                    $   35,329,158
-------------------------------------------------------------------------------------------------------------------
                                                  BANKS -- 13.6%
                                                  Diversified Banks -- 13.5%
            840,286                               Abu Dhabi Commercial Bank PJSC                     $    1,052,153
          5,939,933                               Bank Mandiri Persero Tbk PT                             6,422,116
            449,884                               Bank of East Asia, Ltd.                                 1,851,893
            198,000                               Bank of the Philippine Islands, Ltd.                      494,706
          6,635,396                               Bank Rakyat Indonesia Persero Tbk PT                    6,423,675
          1,415,318                               BDO Unibank, Inc.*                                      3,151,915
          1,584,021                               BOC Hong Kong Holdings, Ltd.                            5,481,591
          1,425,372                               Commercial Bank of Ceylon Plc                           1,293,369
              7,763                               Credicorp, Ltd.                                         1,160,568
         15,280,988                               FBN Holdings Plc                                        1,803,737
            678,601                               First Gulf Bank PJSC                                    2,753,461
            273,011                               Grupo Financiero Banorte SAB de CV                      2,058,440
            235,310                               Grupo Financiero Santander Mexico
                                                  SAB de CV                                                 760,475

The accompanying notes are an integral part of these financial statements.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13 25

-------------------------------------------------------------------------------------------------------------------
Shares                                                                                               Value
-------------------------------------------------------------------------------------------------------------------
                                                  Diversified Banks -- (continued)
         24,039,556                               Guaranty Trust Bank Plc                            $    3,902,624
          1,413,202                               Hatton National Bank Plc                                1,810,986
             71,732                               ICICI Bank, Ltd. (A.D.R.)                               3,358,492
            160,178                               Itau Unibanco Holding SA (A.D.R.)                       2,695,796
            850,600                               Krung Thai Bank PCL                                       722,925
          6,112,950                               Krung Thai Bank PCL                                     5,178,520
            833,300                               Metropolitan Bank & Trust Co.                           2,522,245
            695,000                               Mitsubishi UFJ Financial Group, Inc.                    4,703,542
            630,860                               National Development Bank Plc                             841,071
             90,048                               Nordea Bank AB                                          1,080,719
            512,500                               Public Bank Bhd                                         2,766,154
            353,274                               Sampath Bank Plc                                          602,148
            733,374                               Security Bank Corp.                                     3,514,216
          1,137,532                               Siam Commercial Bank PCL                                7,227,360
         36,847,199                               Skye Bank Plc                                           1,282,656
            250,549                               Standard Chartered Plc                                  6,349,112
             84,100                               Sumitomo Mitsui Financial Group, Inc.                   3,981,025
         15,237,218                               TMB Bank PCL                                            1,432,006
         14,500,000                               TMB Bank PCL                                            1,357,131
            652,336                               Turkiye Halk Bankasi AS                                 7,131,734
          1,586,237                               Turkiye Vakiflar Bankasi Tao                            5,679,776
         28,470,984                               United Bank for Africa Plc*                             1,241,551
                146                               United Overseas Bank, Ltd.                                  2,532
         31,769,124                               Zenith Bank Plc                                         4,051,569
                                                                                                     --------------
                                                                                                     $  108,143,989
-------------------------------------------------------------------------------------------------------------------
                                                  Regional Banks -- 0.1%
             75,755                               Banregio Grupo Financiero SAB de CV*               $      417,613
                                                                                                     --------------
                                                  Total Banks                                        $  108,561,602
-------------------------------------------------------------------------------------------------------------------
                                                  DIVERSIFIED FINANCIALS -- 3.5%
                                                  Other Diversified Financial
                                                  Services -- 0.2%
             57,129                               Intercorp Financial Services, Inc.*                $    2,011,512
-------------------------------------------------------------------------------------------------------------------
                                                  Multi-Sector Holdings -- 1.7%
            301,892                               Ayala Corp.                                        $    4,709,328
          1,312,313                               First Pacific Co., Ltd.                                 1,827,084
          4,193,423                               Global Yatirim Holding AS*                              4,240,941
         16,589,844                               Metro Pacific Investments Corp.                         2,459,070
                                                                                                     --------------
                                                                                                     $   13,236,423
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13

-------------------------------------------------------------------------------------------------------------------
Shares                                                                                               Value
-------------------------------------------------------------------------------------------------------------------
                                                  Asset Management & Custody
                                                  Banks -- 1.4%
            604,259                               Aberdeen Asset Management Plc                      $    4,219,262
             98,063                               Ares Capital Corp.                                      1,780,824
             68,500                               Blackstone Group LP                                     1,407,675
             62,144                               KKR & Co., LP                                           1,305,024
             73,368                               The Carlyle Group LP                                    2,382,993
                                                                                                     --------------
                                                                                                     $   11,095,778
-------------------------------------------------------------------------------------------------------------------
                                                  Investment Banking &
                                                  Brokerage -- 0.2%
            205,500                               Nomura Holdings, Inc.                              $    1,675,025
                                                                                                     --------------
                                                  Total Diversified Financials                       $   28,018,738
-------------------------------------------------------------------------------------------------------------------
                                                  INSURANCE -- 4.6%
                                                  Life & Health Insurance -- 0.5%
            259,243                               AIA Group, Ltd.                                    $    1,152,585
             17,691                               Swiss Life Holding AG                                   2,802,540
                                                                                                     --------------
                                                                                                     $    3,955,125
-------------------------------------------------------------------------------------------------------------------
                                                  Multi-line Insurance -- 1.1%
             61,881                               Allianz SE                                         $    9,124,590
-------------------------------------------------------------------------------------------------------------------
                                                  Reinsurance -- 3.0%
             72,290                               Hannover Rueckversicherung SE                      $    6,099,835
             40,238                               Muenchener Rueckversicherungs AG                        8,045,069
            122,438                               Swiss Re AG                                             9,753,314
                                                                                                     --------------
                                                                                                     $   23,898,218
                                                                                                     --------------
                                                  Total Insurance                                    $   36,977,933
-------------------------------------------------------------------------------------------------------------------
                                                  REAL ESTATE -- 10.6%
                                                  Diversified REIT -- 1.5%
            167,372                               Astro Japan Property Group, Ltd.                   $      677,861
            391,999                               Charter Hall Group, Ltd.                                1,732,831
                323                               Daiwa House Real Estate Investment
                                                  Trust Investment Corp. (144A)                           2,425,051
            562,014                               Mexico Real Estate Management
                                                  SA de CV (144A)*                                        1,359,228
            920,000                               Mirvac Group                                            1,689,123
            498,495                               Stockland, Ltd.                                         2,001,007
          1,167,300                               Suntec Real Estate Investment
                                                  Trust (144A)                                            1,842,345
                                                                                                     --------------
                                                                                                     $   11,727,446
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13 27

-------------------------------------------------------------------------------------------------------------------
Shares                                                                                               Value
-------------------------------------------------------------------------------------------------------------------
                                                  Industrial REIT -- 0.9%
            510,000                               AIMS AMP Capital Industrial Real
                                                  Estate Investment Trust                            $      753,813
            478,306                               Ascendas Real Estate Investment Trust                   1,068,208
          1,433,595                               Cache Logistics Trust (144A)                            1,645,636
          2,775,053                               Cambridge Industrial Trust (144A)                       1,925,861
            728,444                               Mapletree Industrial Trust                                928,339
          1,226,909                               Sabana Shari'ah Compliant Industrial
                                                  Real Estate Investment Trust                            1,359,527
                                                                                                     --------------
                                                                                                     $    7,681,384
-------------------------------------------------------------------------------------------------------------------
                                                  Office REIT -- 0.2%
          1,171,000                               CapitaCommercial Trust (144A)                      $    1,625,097
             51,600                               Keppel Real Estate Investment Trust                        63,246
                                                                                                     --------------
                                                                                                     $    1,688,343
-------------------------------------------------------------------------------------------------------------------
                                                  Residential REIT -- 0.1%
          3,890,000                               Saizen Real Estate Investment
                                                  Trust (144A)                                       $      631,495
-------------------------------------------------------------------------------------------------------------------
                                                  Retail REIT -- 0.5%
            551,638                               CapitaMall Trust                                   $    1,039,655
          1,720,000                               Lippo Malls Indonesia Retail
                                                  Trust (144A)                                              733,157
            896,000                               Starhill Global Real Estate Investment
                                                  rust (144A)                                               701,974
            202,378                               Westfield Retail Trust (144A)                             692,248
             93,000                               Wheeler Real Estate Investment
                                                  Trust, Inc.                                               558,930
                                                                                                     --------------
                                                                                                     $    3,725,964
-------------------------------------------------------------------------------------------------------------------
                                                  Specialized REIT -- 0.3%
          1,294,303                               Ascendas Hospitality Trust                         $    1,071,593
            797,000                               Parkway Life Real Estate
                                                  Investment Trust                                        1,727,670
                                                                                                     --------------
                                                                                                     $    2,799,263
-------------------------------------------------------------------------------------------------------------------
                                                  Diversified Real Estate Activities -- 2.5%
         33,072,062                               Alam Sutera Realty Tbk PT                          $    3,577,013
          2,000,000                               Ayala Land, Inc.                                        1,580,625
            313,588                               Henderson Land Development Co., Ltd.                    2,273,703
          3,244,894                               K Wah International Holdings, Ltd.                      1,775,375
            803,959                               New World Development Co., Ltd.                         1,418,105
         27,757,903                               Pakuwon Jati Tbk PT                                     1,158,478
            102,000                               Sun Hung Kai Properties, Ltd.                           1,486,518

The accompanying notes are an integral part of these financial statements.

28 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13

-------------------------------------------------------------------------------------------------------------------
Shares                                                                                               Value
-------------------------------------------------------------------------------------------------------------------
                                                  Diversified Real Estate
                                                  Activities -- (continued)
                 59                               Swire Pacific, Ltd.                                $          751
            763,904                               Swire Properties, Ltd.                                  2,752,479
            424,475                               Wharf Holdings, Ltd.                                    3,793,556
                                                                                                     --------------
                                                                                                     $   19,816,603
-------------------------------------------------------------------------------------------------------------------
                                                  Real Estate Operating
                                                  Companies -- 0.4%
             57,407                               BR Properties SA                                   $      635,385
            584,000                               Global Logistic Properties, Ltd.                        1,311,405
            101,326                               Iguatemi Empresa de Shopping
                                                  Centers SA                                              1,210,596
                                                                                                     --------------
                                                                                                     $    3,157,386
-------------------------------------------------------------------------------------------------------------------
                                                  Real Estate Development -- 4.2%
          4,381,847                               Asian Property Development PCL                     $    1,406,981
          1,198,909                               Asian Property Development PCL                            386,622
         16,154,814                               Bumi Serpong Damai PT                                   2,877,967
             74,276                               Cheung Kong Holdings, Ltd.                              1,119,116
            254,000                               China Overseas Land & Investment, Ltd.                    783,935
            757,829                               Emaar Properties PJSC                                   1,158,669
          3,379,657                               Kaisa Group Holdings, Ltd.*                             1,060,843
            648,243                               LPN Development PCL                                       529,812
          4,077,835                               LPN Development PCL                                     3,329,129
          2,107,435                               Mah Sing Group Bhd                                      1,573,168
         35,359,711                               Megaworld Corp.                                         3,569,608
            674,974                               Pruksa Real Estate PCL                                    674,398
          6,225,265                               Quality Houses PCL                                        897,374
          5,869,364                               Sansiri PCL                                               887,303
         10,692,900                               Sansiri PCL                                             1,607,131
          2,130,037                               Sino-Ocean Land Holdings, Ltd.                          1,407,768
          7,601,462                               Summarecon Agung Tbk PT                                 2,033,203
          1,906,364                               Sunac China Holdings, Ltd.                              1,541,188
          1,935,092                               Supalai PCL                                             1,359,886
          3,348,300                               Ticon Industrial Connection PCL                         2,825,039
          3,004,611                               UEM Land Holdings Bhd*                                  2,481,581
                                                                                                     --------------
                                                                                                     $   33,510,721
                                                                                                     --------------
                                                  Total Real Estate                                  $   84,738,605
-------------------------------------------------------------------------------------------------------------------
                                                  SOFTWARE & SERVICES -- 0.2%
                                                  Systems Software -- 0.2%
             57,504                               Symantec Corp.*                                    $    1,397,347
                                                                                                     --------------
                                                  Total Software & Services                          $    1,397,347
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13 29

-------------------------------------------------------------------------------------------------------------------
Shares                                                                                               Value
-------------------------------------------------------------------------------------------------------------------
                                                  TECHNOLOGY HARDWARE &
                                                  EQUIPMENT -- 0.2%
                                                  Electronic Equipment
                                                  Manufacturers -- 0.1%
             30,969                               TPK Holding Co., Ltd.                              $      629,883
-------------------------------------------------------------------------------------------------------------------
                                                  Electronic Components -- 0.1%
             11,500                               Kyocera Corp.                                      $    1,168,872
                                                                                                     --------------
                                                  Total Technology Hardware
                                                  & Equipment                                        $    1,798,755
-------------------------------------------------------------------------------------------------------------------
                                                  SEMICONDUCTORS &
                                                  SEMICONDUCTOR EQUIPMENT -- 0.2%
                                                  Semiconductor Equipment -- 0.2%
             25,716                               ASML Holding NV (A.D.R.)                           $    1,912,499
                                                                                                     --------------
                                                  Total Semiconductors &
                                                  Semiconductor Equipment                            $    1,912,499
-------------------------------------------------------------------------------------------------------------------
                                                  TELECOMMUNICATION
                                                  SERVICES -- 0.3%
                                                  Alternative Carriers -- 0.2%
            123,085                               Inmarsat Plc                                       $    1,383,404
-------------------------------------------------------------------------------------------------------------------
                                                  Wireless Telecommunication
                                                  Services -- 0.1%
             78,634                               Advanced Info Service PCL                          $      725,232
                                                                                                     --------------
                                                  Total Telecommunication Services                   $    2,108,636
-------------------------------------------------------------------------------------------------------------------
                                                  UTILITIES -- 1.6%
                                                  Electric Utilities -- 0.5%
            197,606                               Cheung Kong Infrastructure
                                                  Holdings, Ltd.                                     $    1,435,581
            608,201                               Terna Rete Elettrica Nazionale S.p.A.                   2,849,000
                                                                                                     --------------
                                                                                                     $    4,284,581
-------------------------------------------------------------------------------------------------------------------
                                                  Gas Utilities -- 0.6%
            959,522                               Snam S.p.A.                                        $    4,716,278
-------------------------------------------------------------------------------------------------------------------
                                                  Multi-Utilities -- 0.1%
             12,904                               Qatar Electricity & Water Co.                      $      506,429
-------------------------------------------------------------------------------------------------------------------
                                                  Water Utilities -- 0.1%
             52,440                               Cia de Saneamento Basico do
                                                  Estado de Sao Paulo                                $      737,108
-------------------------------------------------------------------------------------------------------------------
                                                  Independent Power Producers
                                                  & Energy Traders -- 0.3%
          3,671,819                               China Power International
                                                  Development, Ltd.                                  $    1,326,945
            445,000                               China Resources Power Holdings
                                                  Co., Ltd.                                               1,467,141
                                                                                                     --------------
                                                                                                     $    2,794,086
                                                                                                     --------------
                                                  Total Utilities                                    $   13,038,482
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13

-------------------------------------------------------------------------------------------------------------------
Shares                                                                                               Value
-------------------------------------------------------------------------------------------------------------------
                                                  TOTAL COMMON STOCKS
                                                  (Cost $483,785,899)                                $  567,521,288
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Principal              Floating    S&P/Moody's
Amount ($)             Rate (b)    Ratings                                                           Value
-------------------------------------------------------------------------------------------------------------------
                                                  CORPORATE BONDS -- 14.3%
                                                  ENERGY -- 2.2%
                                                  Integrated Oil & Gas -- 0.6%
          4,323,000                   BBB/Baa2    Lukoil International Finance BV,
                                                  7.25%, 11/5/19 (144A)                              $    5,230,830
-------------------------------------------------------------------------------------------------------------------
                                                  Oil & Gas Exploration &
                                                  Production -- 0.8%
          2,800,000                     BB+/B1    Concho Resources, Inc., 7.0%,
                                                  1/15/21                                            $    3,150,000
          2,153,000                   BBB/Baa1    Gazprom OAO Via Gaz Capital SA,
                                                  6.51%, 3/7/22 (144A)                                    2,510,936
            350,000                    BB+/Ba3    Whiting Petroleum Corp., 6.5%,
                                                  10/1/18                                                   377,125
                                                                                                     --------------
                                                                                                     $    6,038,061
-------------------------------------------------------------------------------------------------------------------
                                                  Coal & Consumable Fuels -- 0.8%
          2,900,000                     NR/Ba1    Adaro Indonesia PT, 7.625%,
                                                  10/22/19 (144A)                                    $    3,164,480
          1,500,000                      BB/B1    CONSOL Energy, Inc., 8.0%, 4/1/17                       1,623,750
          1,700,000                    BB+/Ba1    Peabody Energy Corp., 6.0%,
                                                  11/15/18                                                1,836,000
                                                                                                     --------------
                                                                                                     $    6,624,230
                                                                                                     --------------
                                                  Total Energy                                       $   17,893,121
-------------------------------------------------------------------------------------------------------------------
                                                  MATERIALS -- 3.7%
                                                  Diversified Chemicals -- 0.4%
          2,500,000                    BB+/Ba2    Celanese US Holdings LLC,
                                                  5.875%, 6/15/21                                    $    2,800,000
-------------------------------------------------------------------------------------------------------------------
                                                  Metal & Glass Containers -- 0.1%
          1,000,000                    BB-/Ba3    Crown Cork & Seal Co., Inc.,
                                                  7.375%, 12/15/26                                   $    1,140,000
-------------------------------------------------------------------------------------------------------------------
                                                  Paper Packaging -- 0.2%
          1,485,000                     BB-/B1    Sealed Air Corp., 6.875%,
                                                  7/15/33 (144A)                                     $    1,499,850
-------------------------------------------------------------------------------------------------------------------
                                                  Diversified Metals & Mining -- 1.3%
          3,800,000                  BBB-/Baa2    AngloGold Ashanti Holdings Plc,
                                                  5.125%, 8/1/22                                     $    3,827,523
          2,200,000                  BBB-/Baa2    AngloGold Ashanti Holdings Plc,
                                                  5.375%, 4/15/20                                         2,306,385

The accompanying notes are an integral part of these financial statements.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13 31

-------------------------------------------------------------------------------------------------------------------
Principal              Floating    S&P/Moody's
Amount ($)             Rate (b)    Ratings                                                           Value
-------------------------------------------------------------------------------------------------------------------
                                                  Diversified Metals &
                                                  Mining -- (continued)
          3,700,000                      B+/B1    FMG Resources August 2006 Pty,
                                                  Ltd., 6.875%, 4/1/22 (144A)                        $    3,968,250
                                                                                                     --------------
                                                                                                     $   10,102,158
-------------------------------------------------------------------------------------------------------------------
                                                  Gold -- 0.5%
          3,600,000                    NR/Baa3    Kinross Gold Corp., 5.125%, 9/1/21                 $    3,717,680
-------------------------------------------------------------------------------------------------------------------
                                                  Steel -- 0.7%
          1,000,000                    BB+/Ba1    ArcelorMittal SA, 5.0%, 2/25/17                    $    1,060,808
          2,500,000                    BB+/Ba1    ArcelorMittal SA, 5.75%, 8/5/20                         2,644,645
          2,000,000                    BB+/Ba1    ArcelorMittal SA, 6.125%, 6/1/18                        2,190,788
                                                                                                     --------------
                                                                                                     $    5,896,241
-------------------------------------------------------------------------------------------------------------------
                                                  Forest Products -- 0.4%
EURO      2,000,000                     BB/Ba2    Smurfit Kappa Acquisitions, 7.75%,
                                                  11/15/19 (144A)                                    $    2,899,892
-------------------------------------------------------------------------------------------------------------------
                                                  Paper Products -- 0.1%
          1,000,000                     BB/Ba2    Sappi Papier Holding GmbH, 6.625%,
                                                  4/15/21 (144A)                                     $    1,050,000
                                                                                                     --------------
                                                  Total Materials                                    $   29,105,821
-------------------------------------------------------------------------------------------------------------------
                                                  CAPITAL GOODS -- 0.9%
                                                  Construction & Engineering -- 0.5%
EURO      3,000,000                     NR/Ba2    Obrascon Huarte Lain SA, 7.625%,
                                                  3/15/20                                            $    4,208,915
-------------------------------------------------------------------------------------------------------------------
                                                  Trading Companies &
                                                  Distributors -- 0.4%
          3,000,000                  BBB-/Baa3    Noble Group, Ltd., 6.625%,
                                                  8/5/20 (144A)                                      $    3,234,000
                                                                                                     --------------
                                                  Total Capital Goods                                $    7,442,915
-------------------------------------------------------------------------------------------------------------------
                                                  CONSUMER DURABLES &
                                                  APPAREL -- 0.1%
                                                  Housewares & Specialties -- 0.1%
          1,000,000                      B+/B1    Reynolds Group Issuer, Inc.,
                                                  7.875%, 8/15/19                                    $    1,120,000
                                                                                                     --------------
                                                  Total Consumer Durables & Apparel                  $    1,120,000
-------------------------------------------------------------------------------------------------------------------
                                                  FOOD & STAPLES RETAILING -- 0.4%
                                                  Food Retail -- 0.2%
AUD       1,400,000                      A-/A3    Woolworths, Ltd., 6.0%, 3/21/19                    $    1,584,698
-------------------------------------------------------------------------------------------------------------------
                                                  Hypermarkets & Super Centers -- 0.2%
AUD       1,400,000                      A-/A3    Wesfarmers, Ltd., 6.25%, 3/28/19                   $    1,593,369
                                                                                                     --------------
                                                  Total Food & Staples Retailing                     $    3,178,067
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13

-------------------------------------------------------------------------------------------------------------------
Principal              Floating    S&P/Moody's
Amount ($)             Rate (b)    Ratings                                                           Value
-------------------------------------------------------------------------------------------------------------------
                                                  BANKS -- 4.2%
                                                  Diversified Banks -- 4.2%
          4,000,000                    NR/Baa2    Akbank TAS, 5.0%, 10/24/22 (144A)                  $    4,260,000
          1,990,000                    BBB+/A3    Bangkok Bank PCL Hong Kong,
                                                  4.8%, 10/18/20 (144A)                                   2,225,650
          1,800,000                       A/A1    Bank of China Hong Kong, Ltd.,
                                                  5.55%, 2/11/20 (144A)                                   2,040,975
          4,375,000                      A-/A3    Bank of East Asia, Ltd., 6.125%,
                                                  7/16/20                                                 5,106,644
EURO      2,500,000                     NR/Ba2    Bankia SA, 4.375%, 2/14/17                              3,101,998
          3,000,000                     NR/Ba2    Finansbank AS, 5.5%, 5/11/16 (144A)                     3,142,500
          3,800,000                      NR/A3    Industrial & Commercial Bank of
                                                  China Asia, Ltd., 5.125%, 11/30/20                      4,206,106
          2,000,000                  BBB+/Baa2    Intesa Sanpaolo S.p.A., 6.5%,
                                                  2/24/21 (144A)                                          2,176,720
          6,500,000                     NR/Ba2    Turkiye Is Bankasi, 6.0%, 10/24/22
                                                  (144A)                                                  7,101,250
                                                                                                     --------------
                                                                                                     $   33,361,843
                                                                                                     --------------
                                                  Total Banks                                        $   33,361,843
-------------------------------------------------------------------------------------------------------------------
                                                  DIVERSIFIED FINANCIALS -- 2.0%
                                                  Other Diversified Financial
                                                  Services -- 0.1%
            300,000        7.50         BB-/NR    Queen Street II Capital, Ltd., Floating
                                                  Rate Note, 4/9/14 (Cat Bond) (144A)                $      302,460
            250,000       10.75          NR/NR    Residential Reinsurance 2010, Ltd.,
                                                  Floating Rate Note, 6/6/13 (Cat
                                                  Bond) (144A)                                              251,275
                                                                                                     --------------
                                                                                                     $      553,735
-------------------------------------------------------------------------------------------------------------------
                                                  Specialized Finance -- 0.4%
          2,900,000                   BBB/Baa2    China Merchants Finance Co., Ltd.,
                                                  5.0%, 5/4/22                                       $    3,204,251
-------------------------------------------------------------------------------------------------------------------
                                                  Asset Management & Custody
                                                  Banks -- 1.1%
          1,556,000                       A/NR    Blackstone Holdings Finance Co.,
                                                  LLC, 4.75%, 2/15/23 (144A)                         $    1,741,192
          3,000,000                      A-/NR    KKR Group Finance Co., LLC, 6.375%,
                                                  9/29/20 (144A)                                          3,611,436
          3,800,000                     BBB/NR    Prospect Capital Corp., 5.875%,
                                                  3/15/23                                                 3,813,794
                                                                                                     --------------
                                                                                                     $    9,166,422
-------------------------------------------------------------------------------------------------------------------
                                                  Investment Banking &
                                                  Brokerage -- 0.4%
          2,500,000                     BBB/A3    Macquarie Group, Ltd., 6.0%,
                                                  1/14/20 (144A)                                     $    2,792,250
                                                                                                     --------------
                                                  Total Diversified Financials                       $   15,716,658
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13 33

-------------------------------------------------------------------------------------------------------------------
Principal              Floating    S&P/Moody's
Amount ($)             Rate (b)    Ratings                                                           Value
-------------------------------------------------------------------------------------------------------------------
                                                  INSURANCE -- 0.1%
                                                  Reinsurance -- 0.1%
            500,000       12.18           B/NR    Montana Re, Ltd., Floating Rate
                                                  Note, 1/8/14 (Cat Bond) (144A)                     $      491,050
            250,000       14.68          B-/NR    Successor X, Ltd., Class III-S3, Floating
                                                  Rate Note, 1/7/14 (Cat Bond) (144A)                       249,775
                                                                                                     --------------
                                                                                                     $      740,825
                                                                                                     --------------
                                                  Total Insurance                                    $      740,825
-------------------------------------------------------------------------------------------------------------------
                                                  REAL ESTATE -- 0.4%
                                                  Real Estate Development -- 0.4%
          3,000,000                     BB/Ba2    Agile Property Holdings, Ltd., 8.875%,
                                                  4/28/17 (144A)                                     $    3,232,500
                                                                                                     --------------
                                                  Total Real Estate                                  $    3,232,500
-------------------------------------------------------------------------------------------------------------------
                                                  UTILITIES -- 0.3%
                                                  Independent Power Producers
                                                  & Energy Traders -- 0.3%
          1,300,000                     BB-/B1    Calpine Corp., 7.25%, 10/15/17
                                                  (144A)                                             $    1,376,375
            400,000        6.65          BB/NR    East Lane Re, Ltd., Floating Rate
                                                  Note, 3/13/15 (Cat Bond) (144A)                           416,280
            700,000                      NR/B2    Star Energy Geothermal Wayang
                                                  Windu, Ltd., 6.125%, 3/27/20 (144A)                       726,250
                                                                                                     $    2,518,905
                                                                                                     --------------
                                                  Total Utilities                                    $    2,518,905
-------------------------------------------------------------------------------------------------------------------
                                                  TOTAL CORPORATE BONDS
                                                  (Cost $111,021,414)                                $  114,310,655
-------------------------------------------------------------------------------------------------------------------
                                                  FOREIGN GOVERNMENT
                                                  BONDS -- 5.3%
AUD      12,500,000                     NR/Aaa    Australia Government Bond, 4.5%,
                                                  4/15/20                                            $   14,220,044
CLP   2,290,000,000                      NR/NR    Bonos del Banco Central de Chile
                                                  en Pesos, 6.0%, 9/1/13                                  4,870,894
BRL       1,983,000                      NR/NR    Brazil Notas do Tesouro Nacional
                                                  Serie F, 10.0%, 1/1/18                                  1,058,212
IDR  70,000,000,000                    NR/Baa3    Indonesia Treasury Bond, 5.25%,
                                                  5/15/18                                                 7,308,223
MXN     155,000,000                    A-/Baa1    Mexican Bonos, 6.5%, 6/9/22                            14,681,958
                                                                                                     --------------
                                                                                                     $   42,139,331
-------------------------------------------------------------------------------------------------------------------
                                                  TOTAL FOREIGN GOVERNMENT BONDS
                                                  (Cost $41,071,508)                                 $   42,139,331
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13

-------------------------------------------------------------------------------------------------------------------
Principal              Floating    S&P/Moody's
Amount ($)             Rate (b)    Ratings                                                           Value
-------------------------------------------------------------------------------------------------------------------
                                                  SENIOR FLOATING RATE
                                                  LOAN INTERESTS -- 0.1%
                                                  MATERIALS -- 0.0%+
                                                  Aluminum -- 0.0%+
            244,377        3.75         NR/Ba2    Novelis, Inc., Georgia, Initial Term
                                                  Loan, 3/10/17                                      $      248,653
                                                                                                     --------------
                                                  Total Materials                                    $      248,653
-------------------------------------------------------------------------------------------------------------------
                                                  HEALTH CARE EQUIPMENT &
                                                  SERVICES -- 0.0%+
                                                  Health Care Services -- 0.0%+
            212,015        6.50          B+/B1    Gentiva Health Services, Inc., Term B1
                                                  Term Loan, 2/22/16                                 $      213,781
                                                                                                     --------------
                                                  Total Health Care Equipment
                                                  & Services                                         $      213,781
-------------------------------------------------------------------------------------------------------------------
                                                  TECHNOLOGY HARDWARE &
                                                  EQUIPMENT -- 0.1%
                                                  Communications Equipment -- 0.1%
            340,655        3.75         BB/Ba3    CommScope, Inc., Tranche 2 Term
                                                  Loan, 1/14/18                                      $      345,552
                                                                                                     --------------
                                                  Total Technology Hardware
                                                  & Equipment                                        $      345,552
-------------------------------------------------------------------------------------------------------------------
                                                  TOTAL SENIOR FLOATING RATE
                                                  LOAN INTERESTS
                                                  (Cost $795,985)                                    $      807,986
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Shares
-------------------------------------------------------------------------------------------------------------------
                                                  EXCHANGE TRADED FUNDS -- 4.6%
            213,900                               ETFS Physical Palladium Shares*                    $   14,645,733
             82,100                               Global X FTSE Colombia 20 ETF                           1,658,420
             50,300                               iShares MSCI All Peru Capped
                                                  Index Fund                                              2,002,443
             17,300                               iShares MSCI Chile Capped Investable
                                                  Market Index Fund                                       1,085,402
             30,800                               iShares MSCI Mexico Capped Investable
                                                  Market Index Fund                                       2,228,380
             45,100                               Market Vectors Vietnam ETF                                879,901
            208,900                               PowerShares Buyback Achievers
                                                  Portfolio                                               7,234,207
             90,800                               Vanguard Industrials ETF                                7,164,120
                                                                                                     --------------
                                                  Total Diversified Financials                       $   36,898,606
-------------------------------------------------------------------------------------------------------------------
                                                  TOTAL MUTUAL FUNDS
                                                  (Cost $35,460,511)                                 $   36,898,606
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13 35

-------------------------------------------------------------------------------------------------------------------
Shares                                                                                               Value
-------------------------------------------------------------------------------------------------------------------
                                                  PURCHASED OPTIONS -- 0.0%+
                                                  Call Options -- 0.0%+
                180                               Apple, Inc., May 13 at $400                        $      776,700
                180                               Apple, Inc., May 13 at $405                               690,750
                200                               FTSE MIB, May 13 at $15,500                               616,781
                421                               S&P 500, May 13 at $1,560                                 149,455
                111                               Hang Seng Index, May 13 at $22,000                        534,960
                                                                                                     --------------
                                                                                                     $    2,768,646
-------------------------------------------------------------------------------------------------------------------
                                                  TOTAL PURCHASED OPTIONS
                                                  (Cost $1,745,499)                                  $    2,768,646
-------------------------------------------------------------------------------------------------------------------
                                                  TEMPORARY CASH
                                                  INVESTMENT -- 1.2%
                                                  Repurchase Agreement -- 1.2%
          8,695,000                               Bank of Nova Scotia, Inc., 0.16%,
                                                  dated 4/30/13, repurchase price of
                                                  $8,695,000 plus accrued interest on
                                                  5/1/13 collateralized by $8,869,019
                                                  Federal National Mortgage Association,
                                                  0.625-2.375%, 10/31/14-8/31/17                     $    8,695,000
-------------------------------------------------------------------------------------------------------------------
                                                  TOTAL TEMPORARY CASH INVESTMENT
                                                  (Cost $8,695,000)                                  $    8,695,000
-------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENT IN
                                                  SECURITIES -- 98.0%
                                                  (Cost $691,849,831) (a)                            $  782,965,027
-------------------------------------------------------------------------------------------------------------------
                                                  OTHER ASSETS &
                                                  LIABILITIES -- 2.0%                                $   16,046,886
-------------------------------------------------------------------------------------------------------------------
                                                  TOTAL NET ASSETS -- 100.0%                         $  799,011,913
===================================================================================================================

*           Non-income producing security.

+           Amount rounds to less than 0.1%.

NR          Not rated by either S&P or Moody's.

(A.D.R.)    American Depositary Receipts.

(G.D.R.)    Global Depositary Receipts.

REIT        Real Estate Investment Trust.

(Perpetual) Security with no stated maturity date.

(Cat Bond)  Catastrophe  bond  is  a  high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

The accompanying notes are an integral part of these financial statements.

36 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2013, the value of these securities amounted to $75,114,463 or 9.4% of total net assets.

(a) At April 30, 2013, the net unrealized gain on investments based on cost for federal income tax purposes of $693,312,716 was as follows:

              Aggregate  gross  unrealized gain for all investments in which there
                is an excess of value over tax cost                                                  $   93,329,459

              Aggregate  gross  unrealized loss for all investments in which there
                is an excess of tax cost over value                                                      (3,677,148)
                                                                                                     --------------
              Net unrealized gain                                                                    $   89,652,311
                                                                                                     ==============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:

CLP         Chilean Peso
AUD         Ausralian Dollar
EURO        Euro
BRL         Brazilian Real
IDR         Indonesian Rupiah
MXN         Mexican Peso
PHP         Philippine Peso

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2013 aggregated $720,374,544 and $436,913,555, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

      Level 1 - quoted prices in active markets for identical securities.

      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

      Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (see
Note 1A) are categorized as Level 3.

The accompanying notes are an integral part of these financial statements.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13 37

The following is a summary of the inputs used as of April 30, 2013, in valuing the Fund's assets:

-------------------------------------------------------------------------------------------------------------
                                                Level 1           Level 2           Level 3     Total
-------------------------------------------------------------------------------------------------------------
Convertible Corporate Bonds                     $            --   $     9,823,515   $      --   $  9,823,515
Common Stocks*                                       97,777,605       469,743,683          --    567,521,288
Corporate Bonds                                              --       114,310,655          --    114,310,655
Foreign Government Bonds                                     --        42,139,331          --     42,139,331
Senior Floating Rate Loan Interests                          --           807,986          --        807,986
Exchange Traded Funds                                36,898,606                --          --     36,898,606
Purchased Options                                     2,768,646                --          --      2,768,646
Repurchase Agreements                                        --         8,695,000          --      8,695,000
-------------------------------------------------------------------------------------------------------------
Total                                           $   137,444,857   $   645,520,170   $      --   $782,965,027
=============================================================================================================
Other Financial Instruments
Unrealized depreciation on forward
   foreign currency portfolio
   hedge contracts                              $            --   $       (21,922)  $      --   $    (21,922)
Unrealized depreciation on forward
   foreign currency settlement
   hedge contracts                                           --              (487)         --           (487)
Unrealized depreciation on futures
   contracts                                         (1,100,572)               --          --     (1,100,572)
-------------------------------------------------------------------------------------------------------------
Total Other Financial Instruments               $    (1,100,572)  $       (22,409)  $      --   $ (1,122,981)
=============================================================================================================

* Level 2 securities are valued by independent pricing services using fair value factors.

During the six months ended April 30, 2013, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

38 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13

Statement of Assets and Liabilities | 4/30/13 (Consolidated) (unaudited)

ASSETS:
  Investment in securities, at value (cost $691,849,831)                                        $782,965,027
  Cash                                                                                               645,991
  Futures collateral                                                                               9,502,772
  Foreign currencies, at value (cost $9,755,956)                                                   9,770,875
  Receivables --
     Investment securities sold                                                                   10,027,636
     Fund shares sold                                                                             11,587,812
     Dividends                                                                                     1,476,673
     Interest                                                                                      2,350,670
     Variation margin                                                                              1,882,334
     Due from Pioneer Investment Management, Inc.                                                    297,391
  Prepaid expenses                                                                                    70,183
-------------------------------------------------------------------------------------------------------------
         Total assets                                                                           $830,577,364
=============================================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                                            $ 29,162,068
     Fund shares repurchased                                                                       1,921,648
     Dividends payable                                                                                    25
  Unrealized appreciation on forward foreign currency settlement
     hedge contracts                                                                                     487
  Unrealized appreciation on forward foreign currency portfolio
     hedge contracts                                                                                  21,922
  Due to affiliates                                                                                  279,190
  Accrued expenses                                                                                   180,111
-------------------------------------------------------------------------------------------------------------
         Total liabilities                                                                      $ 31,565,451
=============================================================================================================
NET ASSETS:
  Paid-in capital                                                                               $695,545,415
  Undistributed net investment income                                                              7,935,387
  Accumulated net realized loss on investments and foreign
     currency transactions                                                                         5,563,958
  Net unrealized appreciation on investments                                                      91,115,196
  Net unrealized depreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies                                  (47,471)
  Net unrealized depreciation on futures contracts                                                (1,100,572)
-------------------------------------------------------------------------------------------------------------
         Total net assets                                                                       $799,011,913
=============================================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $256,146,652/19,153,412 shares)                                             $      13.37
  Class C (based on $192,008,764/14,491,964 shares)                                             $      13.25
  Class Y (based on $350,846,392/26,151,678 shares)                                             $      13.42
  Class Z (based on $10,105/755 shares)                                                         $      13.38
MAXIMUM OFFERING PRICE:
  Class A ($13.37 (divided by) 95.5%)                                                           $      14.00
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13 39

Statement of Operations (Consolidated) (unaudited)

For the Six Months Ended 4/30/13

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $403,997)                    $ 6,201,838
  Interest                                                                   8,662,885
-------------------------------------------------------------------------------------------------------------
         Total investment income                                                                 $14,864,723
-------------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                          $ 1,945,597
  Transfer agent fees
     Class A                                                                    32,583
     Class C                                                                    16,389
     Class Y                                                                     3,224
  Distribution fees
     Class A                                                                   229,572
     Class C                                                                   675,570
  Shareholder communications expense                                           272,536
  Administrative reimbursements                                                 90,574
  Custodian fees                                                               254,391
  Registration fees                                                             32,386
  Professional fees                                                             46,557
  Printing expense                                                              23,579
  Fees and expenses of nonaffiliated Trustees                                    7,995
  Miscellaneous                                                                 38,210
-------------------------------------------------------------------------------------------------------------
     Total expenses                                                                              $ 3,669,163
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                                     (153,353)
-------------------------------------------------------------------------------------------------------------
     Net expenses                                                                                $ 3,515,810
-------------------------------------------------------------------------------------------------------------
         Net investment income                                                                   $11,348,913
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain on:
     Investments                                                           $10,616,364
     Futures contracts                                                       1,542,631
     Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies                     178,085           $12,337,080
-------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                           $49,539,511
     Futures contracts                                                      (2,141,829)
     Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies                      11,846           $47,409,528
-------------------------------------------------------------------------------------------------------------
  Net gain on investments and foreign currency transactions                                      $59,746,608
-------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                           $71,095,521
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

40 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13

Statements of Changes in Net Assets (Consolidated)

-------------------------------------------------------------------------------------------------------------
                                                                          Six Months
                                                                          Ended 4/30/13        Year Ended
                                                                          (unaudited)          10/31/12
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                     $ 11,348,913         $   7,946,599
Net realized gain (loss) on investments, futures
  contracts and foreign currency transactions                               12,337,080           (12,672,396)
Change in net unrealized appreciation (depreciation)
  on investments, futures contracts and foreign
  currency transactions                                                     47,409,528            33,174,641
-------------------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations                $ 71,095,521         $  28,448,844
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.06 and $0.36 per share, respectively)                   $   (962,566)        $  (3,473,555)
      Class C ($0.03 and $0.27 per share, respectively)                       (323,112)           (1,735,629)
      Class Y ($0.07 and $0.40 per share, respectively)                     (1,540,006)           (5,267,764)
-------------------------------------------------------------------------------------------------------------
         Total distributions to shareowners                               $ (2,825,684)        $ (10,476,948)
-------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                          $363,111,491         $ 276,521,098
Reinvestment of distributions                                                2,445,293             8,836,593
Cost of shares repurchased                                                 (72,334,571)         (131,340,879)
-------------------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
         Fund share transactions                                          $293,222,213         $ 154,016,812
-------------------------------------------------------------------------------------------------------------
      Net increase in net assets                                          $361,492,050         $ 171,988,708
NET ASSETS:
Beginning of period                                                        437,519,863           265,531,155
-------------------------------------------------------------------------------------------------------------
End of period                                                             $799,011,913         $ 437,519,863
-------------------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net
  investment income                                                       $  7,935,387         $    (587,842)
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13 41

-------------------------------------------------------------------------------------------------------------
                                          '13 Shares       '13 Amount
                                          (unaudited)      (unaudited)         '12 Shares      '12 Amount
-------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                8,361,639       $106,711,923         8,396,929       $ 94,918,190
Reinvestment of
   distributions                              70,454            895,036           284,393          3,074,842
Less shares repurchased                   (1,795,533)       (22,686,383)       (3,925,801)       (44,400,628)
-------------------------------------------------------------------------------------------------------------
      Net increase                         6,636,560       $ 84,920,576         4,755,521       $ 53,592,404
=============================================================================================================
Class C
Shares sold                                6,296,115       $ 79,443,792         5,134,641       $ 57,617,446
Reinvestment of
   distributions                              21,161            267,530           128,211          1,373,715
Less shares repurchased                     (805,006)       (10,015,402)       (1,526,602)       (17,066,961)
-------------------------------------------------------------------------------------------------------------
      Net increase                         5,512,270       $ 69,695,920         3,736,250       $ 41,924,200
=============================================================================================================
Class Y
Shares sold                               13,445,056       $176,945,776        10,928,148       $123,985,462
Reinvestment of
   distributions                             100,618          1,282,727           404,969          4,388,036
Less shares repurchased                   (3,141,211)       (39,632,786)       (6,190,968)       (69,873,290)
-------------------------------------------------------------------------------------------------------------
      Net increase                        10,404,463       $138,595,717         5,142,149       $ 58,500,208
=============================================================================================================
Class Z*
Shares sold                                      755       $     10,000
-----------------------------------------------------------------------
      Net increase                               755       $     10,000
=======================================================================

*   Class Z shares were first publicly offered on April 26, 2013.

The accompanying notes are an integral part of these financial statements.

42 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13

Financial Highlights (Consolidated)

--------------------------------------------------------------------------------------------------------------------
                                                                  Six Months                        5/3/10
                                                                  Ended        Year       Year      (Commencement of
                                                                  4/30/13      Ended      Ended     Operations) to
                                                                  (unaudited)  10/31/12   10/31/11  10/31/10 (a)
--------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                              $  11.76     $  11.25   $ 10.63   $ 10.00(b)
--------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                          $   0.21     $   0.20   $  0.19   $  0.03
   Net realized and unrealized gain on investments, futures
       contracts and foreign currency transactions                    1.46         0.67      0.51      0.60
--------------------------------------------------------------------------------------------------------------------
Net increase in net assets from investment operations             $   1.67     $   0.87   $  0.70   $  0.63
--------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                             (0.06)       (0.36)    (0.08)       --
--------------------------------------------------------------------------------------------------------------------
Net increase in net asset value                                   $   1.61     $   0.51   $  0.62   $  0.63
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $  13.37     $  11.76   $ 11.25   $ 10.63
====================================================================================================================
Total return*                                                        14.24%        8.01%     6.60%     6.30%***
Ratio of net expenses to average net assets+                          1.20%**      1.20%     1.20%     1.20%**
Ratio of net investment income to average net assets+                 4.06%**      2.19%     2.05%     1.44%**
Portfolio turnover rate                                                158%         175%      191%        8%***
Net assets, end of period (in thousands)                          $256,147     $147,163   $87,317   $41,574
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                     1.24%**      1.22%     1.24%     1.94%**
   Net investment income                                              4.02%**      2.17%     2.01%     0.69%**
Ratios with waiver of fees and assumption of expenses by the
   Adviser and reduction for fees paid indirectly:
   Net expenses                                                       1.20%**      1.20%     1.20%     1.20%**
   Net investment income                                              4.06%**      2.19%     2.05%     1.44%**
====================================================================================================================

(a)   Class A shares were first publicly offered on May 3, 2010.

(b) Class A shares beginning capital was recorded on inception date at $10.00 per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**    Annualized.

***   Not annualized.

+     Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13 43

--------------------------------------------------------------------------------------------------------------------
                                                                  Six Months                        5/3/10
                                                                  Ended        Year       Year      (Commencement of
                                                                  4/30/13      Ended      Ended     Operations) to
                                                                  (unaudited)  10/31/12   10/31/11  10/31/10 (a)
--------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                              $  11.66     $  11.15   $ 10.60   $ 10.00(b)
--------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                          $   0.17     $   0.11   $  0.08   $  0.02
   Net realized and unrealized gain on investments, futures
       contracts and foreign currency transactions                    1.45         0.67      0.52      0.58
--------------------------------------------------------------------------------------------------------------------
Net increase in net assets from investment operations             $   1.62     $   0.78   $  0.60   $  0.60
--------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                             (0.03)       (0.27)    (0.05)       --
--------------------------------------------------------------------------------------------------------------------
Net increase in net asset value                                   $   1.59     $   0.51   $  0.55   $  0.60
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $  13.25     $  11.66   $ 11.15   $ 10.60
====================================================================================================================
Total return*                                                        13.88%        7.18%     5.69%     6.00%***
Ratio of net expenses to average net assets+                          1.99%**      1.95%     2.00%     2.00%**
Ratio of net investment income to average net assets+                 3.33%**      1.43%     1.25%     0.67%**
Portfolio turnover rate                                                158%         175%      191%        8%***
Net assets, end of period (in thousands)                          $192,009     $104,709   $58,471   $20,953
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                     1.99%**      1.95%     2.00%     2.50%**
   Net investment income                                              3.33%**      1.43%     1.25%     0.17%**
Ratios with waiver of fees and assumption of expenses by the
   Adviser and reduction for fees paid indirectly:
   Net expenses                                                       1.99%**      1.95%     2.00%     2.00%**
   Net investment income                                              3.33%**      1.43%     1.25%     0.67%**
====================================================================================================================

(a)   Class C shares were first publicly offered on May 3, 2010.

(b) Class C shares beginning capital was recorded on inception date at $10.00 per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**    Annualized.

***   Not annualized.

+     Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

44 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13

--------------------------------------------------------------------------------------------------------------------
                                                                 Six Months                         5/3/10
                                                                 Ended        Year       Year       (Commencement of
                                                                 4/30/13      Ended      Ended      Operations) to
                                                                 (unaudited)  10/31/12   10/31/11   10/31/10 (a)
--------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                             $  11.79     $  11.29   $  10.65   $ 10.00(b)
--------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                         $   0.22     $   0.24   $   0.15   $  0.05
   Net realized and unrealized gain on investments, futures
       contracts and foreign currency transactions                   1.48         0.66       0.58      0.60
--------------------------------------------------------------------------------------------------------------------
Net increase in net assets from investment operations            $   1.70     $   0.90   $   0.73   $  0.65
--------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                            (0.07)       (0.40)     (0.09)       --
--------------------------------------------------------------------------------------------------------------------
Net increase in net asset value                                  $   1.63     $   0.50   $   0.64   $  0.65
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $  13.42     $  11.79   $  11.29   $ 10.65
====================================================================================================================
Total return*                                                       14.50%        8.33%      6.89%     6.50%***
Ratio of net expenses to average net assets+                         0.90%**      0.90%      0.90%     0.90%**
Ratio of net investment income to average net assets+                4.53%**      2.49%      2.35%     1.78%**
Portfolio turnover rate                                               158%         175%       191%        8%***
Net assets, end of period (in thousands)                         $350,846     $185,648   $119,744   $19,875
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                    1.00%**      0.91%      0.98%     1.41%**
   Net investment income                                             4.43%**      2.48%      2.67%     1.26%**
Ratios with waiver of fees and assumption of expenses by the
   Adviser and reduction for fees paid indirectly:
   Net expenses                                                      0.90%**      0.90%      0.90%     0.90%**
   Net investment income                                             4.53%**      2.49%      2.35%     1.78%**
====================================================================================================================

(a) Class Y shares were first publicly offered on May 3, 2010.

(b) Class Y shares beginning capital was recorded on inception date at $10.00 per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

*** Not annualized.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13 45

--------------------------------------------------------------------------------------------------------------------
                                                                                                    4/26/13
                                                                                                    (Commencement of
                                                                                                    Operations) to
                                                                                                    4/30/13 (a)
--------------------------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                                                                $ 13.33(b)
--------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
  Net investment income                                                                             $  0.11
  Net realized and unrealized gain on investments, futures contracts
     and foreign currency transactions                                                                (0.06)
--------------------------------------------------------------------------------------------------------------------
Net increase in net assets from investment operations                                               $  0.05
--------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                                                  --
--------------------------------------------------------------------------------------------------------------------
Net increase in net asset value                                                                     $  0.05
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                      $ 13.38
====================================================================================================================
Total return*                                                                                         11.89%***
Ratio of net expenses to average net assets+                                                           2.92%**
Ratio of net investment income to average net assets+                                                  0.14%**
Portfolio turnover rate                                                                                 158%***
Net assets, end of period (in thousands)                                                            $10,105
Ratios with no waiver of fees and assumption of expenses by the
  Adviser and no reduction for fees paid indirectly:
  Total expenses                                                                                       2.92%**
  Net investment income                                                                                0.14%**
Ratios with waiver of fees and assumption of expenses by the
  Adviser and reduction for fees paid indirectly:
  Net expenses                                                                                         2.92%**
  Net investment income                                                                                0.14%**
====================================================================================================================

(a) Class Z shares were first publicly offered on April 26, 2013.

(b) Class Z shares beginning capital was recorded on inception date at $10.00 per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

*** Not annualized.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

46 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13

Notes to Financial Statements | 4/30/13 (Consolidated) (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Multi-Asset Real Return Fund (the Fund) is one of two portfolios comprising Pioneer Series Trust VI, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's investment objective is to seek total return.

The Fund offers four classes of shares designated as Class A, Class C, Class Y and Class Z shares. Class A, Class C and Class Y shares were first publicly offered on May 3, 2010. Class Z shares were first publicly offered on April 26, 2013. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y and Class Z shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Senior

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13 47 floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

48 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13

    At April 30, 2013, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

    Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. All discounts/premiums on debt securities are accreted/amortized into interest income for financial reporting purposes.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13 49

C.  Futures Contracts

    The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average number of contracts open during the six months ended April 30, 2013 was 5,467.

    At April 30, 2013, open futures contracts were as follows:

    -------------------------------------------------------------------------------------
                              Number of                                   Unrealized
                              Contracts      Settlement                   Appreciation/
    Type                      Long/(Short)   Month         Value          (Depreciation)
    -------------------------------------------------------------------------------------
    CBOE VIX Futures          452            6/13          $  6,960,800   $    (524,410)
    DAX Index Futures         44             6/13            11,464,697        (181,726)
    FTSE/MIB Index Futures    (110)          6/13           (11,985,030)       (936,017)
    S&P500 EMINI Futures      287            6/13            22,848,070         541,440
    AUST 10 Year Bond Futures 140            6/13            18,119,090         211,158
    Japanese Yen
     Currency Futures         (187)          6/13           (23,978,075)         (2,022)
    CBOE VIX Futures          (381)          11/13           (6,877,050)        248,717
    VSTOXX MINI Futures       4,800          5/13            12,631,680        (622,175)
    STOXX 600 Bank Futures    1,207          6/13            13,555,036         689,839
    ANG SENG Index Futures    (196)          5/13           (28,545,553)       (822,735)
    VSTOXX MINI Futures       (4,834)        9/13           (13,643,438)        387,826
    VSTOXX MINI Futures       1,371          6/13             3,698,122         (90,467)
    -------------------------------------------------------------------------------------
                                                                          $  (1,100,572)
    -------------------------------------------------------------------------------------

50 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13

D.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

E.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of April 30, 2013, the Fund did not have any interest and penalties related to unrecognized tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years are subject to examination by federal and state tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions payable will be determined at the end of the Fund's taxable year. The tax character of distributions paid during the year ended October 31, 2012 was as follows:

    ----------------------------------------------------------------------------
                                                                            2012
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                                  $10,476,948
    ----------------------------------------------------------------------------
         Total                                                       $10,476,948
    ============================================================================

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13 51

    The following shows the components of distributable earnings on a federal income tax basis at October 31, 2012:

    ----------------------------------------------------------------------------
                                                                          2012
    ----------------------------------------------------------------------------
    Distributable earnings:
    Capital loss carryforward                                     $ (4,758,752)
    Net unrealized gain                                             39,955,413
    ----------------------------------------------------------------------------
         Total                                                    $ 35,196,661
    ============================================================================

    The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash-sales, the tax treatment on passive foreign investment company (PFIC) holdings, adjustments relating to catastrophe bonds, tax basis adjustments on partnerships and the mark-to-market of forward currency and future contracts.

F.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $65,092 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2013.

G.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
    Note 4). Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

52 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13

H.  Risks

    Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

    The Fund may gain exposure to commodities (such as oil and precious metals) through investment in commodity-related investments, including commodity-linked derivatives, ETFs and leveraged or unleveraged commodity-linked notes (derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices). The Fund also may invest in equity securities of issuers in commodity-related industries. The Fund's investments in commodity-related investments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-related investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-related investments may be more volatile than the underlying commodities. In addition, commodity-linked investments are subject to counterparty risk due to there being a relatively small number of issuers. The Fund gains exposure to commodity-related investments by investing in the Pioneer Cayman Commodity Fund, Ltd. (the Subsidiary), a foreign entity that is treated as a controlled foreign corporation for U.S. federal income tax purposes. The Fund may invest up to 25% of its total assets in the Subsidiary. The Fund's ability to invest in commodity-related investments, and the means through which any such investments may be made, is limited by tax considerations.

    The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

I.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13 53 the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

J.  Option Writing

    The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earning or protect against changes in the value of portfolio securities. The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. At April 30, 2013, there were no open written options.

K.  Purchased Options

    Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized gains or losses are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the

54 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13 exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. The average number of contracts open during the six months ended April 30, 2013 was 4,592. Purchased option contracts outstanding at period end are listed at the end of the Fund's schedule of investments.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at an annual rate of 0.70% of the average daily net assets of the Fund, excluding assets invested in the Subsidiary and on which the Subsidiary pays a management fee.

The Subsidiary has entered into a separate management contract with PIM, pursuant to which PIM manages the assets of the Subsidiary. As compensation for its management services to the Subsidiary and expenses incurred with respect to the Subsidiary, the Subsidiary pays PIM a fee at the annual rate of 0.70% of the Subsidiary's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.20%, 2.10% and 0.90% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through March 1, 2014. Fees waived and expenses reimbursed during the six months ended April 30, 2013 are reflected on the Statement of Operations. Fees and expenses of other investment companies in which the Fund may invest are not included in the expense limitations noted above. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $199,503 in management fees, administrative costs and certain other reimbursements payable to PIM at April 30, 2013.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13 55

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended April 30, 2013, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $ 75,786
Class C                                                                   62,314
Class Y                                                                  134,436
--------------------------------------------------------------------------------
  Total                                                                 $272,536
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $52,133 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at April 30, 2013.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $27,554 in distribution fees payable to PFD at April 30, 2013.

In addition, redemptions of each class of shares (except Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 2013, CDSCs in the amount of $9,461 were paid to PFD.

56 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13

5. Basis for Consolidation of the Financial Statements

The consolidated financial statements of the Fund include the accounts of the Subsidiary. All intercompany accounts and transactions have been eliminated. The Subsidiary, a Cayman Islands exempted company, was incorporated on February 10, 2010 and is wholly-owned and controlled by the Fund. The Fund is the sole shareholder of the Subsidiary. It is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. The Fund and the Subsidiary are both managed by PIM. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund. As of April 30, 2013, the Subsidiary represented $99,668,849 or approximately 12.5% of the net assets of the Fund.

6. Forward Foreign Currency Contracts

At April 30, 2013, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of settlement contracts open during the six months ended April 30, 2013 was $12,411,510. The average value of portfolio contracts open during the six months ended April 30, 2013 was $608,560,675. At April 30, 2013, the Fund's gross forward currency settlement contracts receivable and payable were $18,445,099 and $18,445,586, respectively, resulting in a net payable of $487. Open portfolio hedges at April 30, 2013 were as follows:

-----------------------------------------------------------------------------------------
                  Net                 In                                      Net
                  Contracts           Exchange      Settlement                Unrealized
Currency          to Deliver          For USD       Date       Value          Gain (Loss)
-----------------------------------------------------------------------------------------
ZAR(South
 African Rand)         (31,000,000)    (3,391,122)  5/3/13     $ (3,453,704)  $  (62,582)
IDR (Indonesian
  Rupiah)          888,000,000,000     91,358,029   5/3/13       91,322,323      (35,706)
IDR (Indonesian
  Rupiah)         (888,000,000,000)   (91,208,077)  5/3/13      (91,322,323)    (114,246)
PHP (Philippine
  Peso)               (570,000,000)   (13,768,116)  5/3/13      (13,842,175)     (74,059)
THB (Thai Baht)         21,014,073        718,184   5/3/13          717,727         (457)
THB (Thai Baht)       (500,000,000)   (17,265,193)  5/3/13      (17,077,294)     187,899
IDR (Indonesian
  Rupiah)         (444,000,000,000)   (45,655,527)  5/17/13     (45,578,298)      77,229
-----------------------------------------------------------------------------------------
Total                                                                         $  (21,922)
=========================================================================================

7. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended April 30, 2013, the Fund's expenses were not reduced under such arrangements.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13 57

8. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect as of February 15, 2012 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended April 30, 2013, the Fund had no borrowings under the credit facility.

9. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of April 30, 2013 were as follows:

--------------------------------------------------------------------------------------
 Derivatives Not
 Accounted for as        Asset Derivatives 2013     Liabilities Derivatives 2013
 Hedging Instruments     -------------------------------------------------------------
 Under Accounting        Statement of Assets        Statement of Assets
 Standards Codification  and Liabilities            and Liabilities
 (ASC) 815               Location           Value   Location               Value
--------------------------------------------------------------------------------------
 Forward Foreign         Net unrealized             Net unrealized
  Currency Settlement    appreciation on            depreciation on
  Contracts              forward foreign            forward foreign
                         currency                   currency settlement
                         settlement hedges  $  --   hedges                 $       487
 Forward Foreign         Net unrealized             Net unrealized
  Currency Portfolio     appreciation on            depreciation on
  Hedge Contracts        forward foreign            forward foreign
                         currency portfolio         currency portfolio
                         hedges                --   hedges                      21,922
 Futures Contracts*      Net unrealized             Net unrealized
                         appreciation on            depreciation on
                         futures contracts     --   futures contracts        1,100,572
--------------------------------------------------------------------------------------
    Total                                   $  --                          $ 1,122,981
======================================================================================

* Reflects unrealized appreciation of futures contracts (see Note 1C). The current day's variation margin is separately disclosed on the Statement of Assets and Liabilities.

58 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13

The effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2013 was as follows:

------------------------------------------------------------------------------------------------
                                                                                  Change in
 Derivatives Not                                                    Realized      Unrealized
 Accounted for as                                                   Gain or       Appreciation
 Hedging Instruments                                                Loss on       (Depreciation)
 Under Accounting                                                   Derivatives   on Derivatives
 Standards Codification  Location of Gain or (Loss) on              Recognized    Recognized
 (ASC) 815               Derivatives Recognized in Income           in Income     in Income
------------------------------------------------------------------------------------------------
 Futures Contracts       Net realized gain (loss) on futures
                         contracts                                  $  1,542,631
 Futures Contracts       Change in unrealized appreciation
                         (depreciation) on futures contracts                          (2,141,829)
 Forward Foreign         Net realized gain (loss) on forward
 Currency Settlement     foreign currency contracts and other
 Contracts               assets and liabilities denominated
                         in foreign currencies                      $     45,492
 Forward Foreign         Change in unrealized appreciation
 Currency Settlement     (depreciation) on forward foreign
 Contracts               currency contracts and other assets
                         and liabilities denominated in
                         foreign currencies                                               (7,301)
 Forward Foreign         Net realized gain (loss) on forward
 Currency Portfolio      foreign currency contracts and other
 Hedge Contracts         assets and liabilities denominated in
                         foreign currencies                         $     27,544
 Forward Foreign         Change in unrealized appreciation on
 Currency Portfolio      forward foreign currency contracts and
 Hedge Contracts         other assets and liabilities denominated
                         in foreign currencies                                            34,289

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13 59

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Multi-Asset Real Return Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2012 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2012, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2012 and September 2012. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2012 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 13, 2012, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

PIM also serves as the investment adviser to Pioneer Cayman Commodity Fund, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Trustees, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for the Subsidiary (the Subsidiary Management Agreement) for another year. The factors considered by the Trustees in approving the renewal of the Subsidiary Management Agreement were substantially the same as the factors described below with respect to the investment advisory agreement for the Fund.

60 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the first quintile of its Morningstar category for the one year period ended June 30, 2012. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13 61

Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2012 was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees noted that although assets invested by the Fund in the Subsidiary are excluded from the calculation of the Fund's management fee, the Fund indirectly pays a management fee with respect to assets invested in the Subsidiary because the Subsidiary pays a management fee pursuant to the Subsidiary Management Agreement. The Trustees noted that the Subsidiary pays PIM a management fee at the same rate that the Fund pays PIM. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2012 was in the second quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its

62 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13 costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13 63

Trustees, Officers and Service Providers

Trustees                                    Officers
Thomas J. Perna, Chairman                   John F. Cogan, Jr., President*
David R. Bock                               Daniel K. Kingsbury, Executive
John F. Cogan, Jr.                             Vice President
Benjamin M. Friedman                        Mark E. Bradley, Treasurer**
Margaret B.W. Graham                        Christopher J. Kelley, Secretary
Daniel K. Kingsbury
Marguerite A. Piret
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*  Chief Executive Officer of the Fund.
** Chief Financial and Accounting Officer of the Fund.

64 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13

                           This page for your notes.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13 65

                           This page for your notes.

66 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13

                           This page for your notes.

           Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13 67

                           This page for your notes.

68 Pioneer Multi-Asset Real Return Fund | Semiannual Report | 4/30/13

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2013 Pioneer Investments 24879-02-0613

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust VI


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date June 28, 2013


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date June 28, 2013


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date June 28, 2013

* Print the name and title of each signing officer under his or her signature.